UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
(Amendment No. 5)

Check the appropriate box:

☒  Preliminary Information Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐  Definitive Information Statement

UNIVERSAL FOG, INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies: Common Stock, $.0001 par value.
(2)	Aggregate number of securities to which transaction applies: 44,694,634 shares of Common Stock outstanding on June 30, 2008.
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
(4)	Proposed maximum aggregate value of transaction: N/A
(5)	Total fee paid: N/A

☐  Fee paid previously with preliminary materials.
☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:

Copies to:
Harold H. Martin, Esq.
17115 Kenton Drive, Suite 202A
Cornelius, North Carolina 28031
Tel: (704) 584-0268

UNIVERSAL FOG, INC.
168 Binbei Street, Songbei District,
Harbin City, P.R. China

To the stockholders of Universal Fog, Inc.:

Universal Fog, Inc., a Delaware corporation (the “Company”) has obtained the written consent of the stockholders holding a majority of the common shares on October 19, 2007 (the “Consent”). The Consent authorizes the amendment of our certificate of incorporation to effect a 1:20 reverse stock split (the “Reverse Split”). This proposal was approved by the Board of Directors on October 19, 2007.

The Company is a party to a Share Exchange Agreement, dated October 15, 2007, by and between the Company, Thomas Bontems (“Bontems”), Sun, Xin, China Health Industries Holdings Limited (“China Health”) and Harbin Humankind Biology Technology Co. Limited (“Harbin Humankind”), pursuant to which the Company will acquire 100% of all of the issued and outstanding share capital of China Health from Sun, Xin in exchange for the issuance by the Company of 60,000,000 shares (the “Share Exchange”) of its common stock to Sun, Xin in a transaction intended to qualify as a tax-free exchange pursuant to Sections 351 and 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

The issuance of the 60,000,000 shares of common stock pursuant to the Share Exchange is conditioned on the consummation of the Reverse Split. Accordingly, since the Reverse Split “involves” another matter such as the Share Exchange within the meaning of Note A to Schedule 14A promulgated under Section 14(a) of the Securities Exchange Act of 1934, as amended, extensive disclosure of the Share Exchange and China Health and Harbin Humankind will be made in this Information Statement. However, under Delaware law, the Share Exchange does not require the affirmative vote of shareholders, and was authorized by the Company’s Board of Directors on October 19, 2007.

The accompanying Information Statement is being provided to you for your information to comply with requirements of the Securities and Exchange Act of 1934, as amended. The Information Statement also constitutes notice of corporate action without a meeting by less than unanimous consent of the Company’s stockholders pursuant to Section 228(a) of the Delaware General Corporation Law. You are urged to read the Information Statement carefully in its entirety. However, no action is required on your part in connection with the Reverse Split. No meeting of the Company’s stockholders will be held or proxies requested for these matters since they have already been approved by the requisite written consent of the holders of a majority of the common shares.

Under the rules of the Securities and Exchange Commission, the Reverse Split cannot become effective until at least 20 days after the accompanying Information Statement has been filed and mailed to the stockholders of the Company.

By order of the Board of Directors

/s/ Sun, Xin

Sun, Xin
Chairman

September 29, 2008

INFORMATION STATEMENT ON SCHEDULE 14C/A

UNIVERSAL FOG, INC.

UNIVERSAL FOG, INC.
168 Binbei Street, Songbei District
Harbin City, P.R. China

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

This information statement is being mailed on or about September 29, 2008, to the holders of record at the close of business on June 30, 2008 of shares of common stock, $.0001 par value (the “Shares”) of Universal Fog, Inc., a Delaware corporation (the “Company”). You are receiving this information statement in connection with a written consent approved on October 19, 2007 by shareholders owning the majority of the Shares, which consent provides that the Company shall have the authority to amend our certificate of incorporation to effect a 1:20 reverse stock split of our common stock. This was approved by the Company’s board of directors on October 19, 2007.

INFORMATION STATEMENT

GENERAL

The Company’s current Certificate of Incorporation provides for an authorized capitalization consisting of 300,000,000 shares of common stock, $.0001 par value (the “Common Stock”), and 10,000,000, shares of preferred stock, $.0001 par value (the “Preferred Stock”). As of June 30, 2008, there were 44,694,634 shares of Common Stock outstanding. In addition, there were 4,000,000 shares of Convertible Preferred Stock outstanding, which have been cancelled.

REVERSE SPLIT

At the effective time of the Reverse Split, all of the outstanding shares of our outstanding Common Stock will be automatically converted into a smaller number of shares, at the reverse split ratio of 1:20.

THE REASONS FOR THE REVERSE SPLIT

As mentioned above, the Company has agreed to consummate the Share Exchange, pursuant to which Sun, Xin, a citizen and resident of the People’s Republic of China, will exchange 100% of the share capital of China Health for 60,000,000 shares of common stock of the Company. As part of the negotiations for the Share Exchange, the Company agreed to consummate the Reverse Split prior to the Share Exchange and issuance of the 60,000,000 common shares.

There are several reasons for the Reverse Split. One reason is to increase the voting power of Sun, Xin in the Company from his current majority position when combined with the additional voting power given him pursuant to the 60,000,000 share issuance under the Share Exchange. Currently, Sun, Xin owns 24,061,745 shares of common stock, representing 53.8% of the total 44,694,634 issued and outstanding shares of common stock of the Company. As a result of the Reverse Split, Sun, Xin will own 1,203,087 shares of common stock, out of a total 2,234,732 issued and outstanding shares of common stock of the Company. After 60,000,000 shares of common stock are issued to Sun, Xin in the Share Exchange, he will own 61,203,087 shares of common stock, representing 98.3% of the 62,234,732 total outstanding shares of common stock. This increase in voting power was agreed to between Sun, Xin and the Company when the terms of the Share Exchange were negotiated. Some of the factors that the Company considered in agreeing to these terms were the fact that the Company would be a shell corporation with no assets, liabilities, earnings and prospects, and China Health, its merger partner, on a consolidated basis with Harbin Humankind, had substantial operating assets, liabilities, earnings and prospects.

Another reason for the Reverse Split is to reduce the number of outstanding shares in an effort to increase the market value of the remaining outstanding shares. In approving the Reverse Split, the board of directors considered that the Company's Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The Board of Directors also believes that most investment funds are reluctant to invest in lower priced stocks.

However, the effect of the Reverse Split upon the market price for the Company's Common Stock cannot be predicted with certainty, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of the Company's Common Stock after the Reverse Split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the Reverse Split. In addition, the Company will be issuing 60,000,000 restricted common shares to Sun, Xin, which may have negative effect on the price of the common stock to the extent that such shares may be sold in Rule 144 transactions.  The market price of the Company's Common Stock may also be based on its performance and other factors, some of which may be unrelated to the number of shares outstanding.

POTENTIAL RISKS OF THE REVERSE SPLIT

There can be no assurance that the bid price of the Company's Common Stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from the Reverse Split, that the Reverse Split will result in a per share price that will increase its ability to attract employees and other service providers or that the market price of the post-split Common Stock can be maintained. The market price of the Company's Common Stock will also be based on its financial performance, market condition, the market perception of its future prospects and the Company's industry as a whole, as well as other factors, many of which are unrelated to the number of shares outstanding. If the market price of the Company's Common Stock declines after the Reverse Split, the percentage decline as an absolute number and as a percentage of the Company's overall capitalization may be greater than would occur in the absence of a Reverse Split.

POTENTIAL EFFECTS OF THE REVERSE SPLIT

General. For each holder of Common Stock, the number of shares held will be reduced by the Reverse Split as follows: the number of shares held before the Reverse Split will be divided by 20, and if the result has a fractional component, the result will be rounded up to the next whole number. By way of example, a shareholder with 200,001 shares of Common Stock before the Reverse Split will hold 10,001 shares of Common Stock upon completion of the Reverse Split.

The rounding up of fractional shares will affect a small change in the relative per cent ownership of the respective common shareholders. This change is not expected to be material.

Accounting Matters. The Reverse Split will affect the par value of the Company's Common Stock, from an accounting stand point. As a result, on the effective date of the Reverse Split, the stated par value capital on the Company's balance sheet attributable to Common Stock would be reduced from its present amount by a fraction that equals one divided by 20, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value per share will be increased because there will be fewer shares.

Effect on Authorized and Outstanding Shares. Based on the stockholdings at June 30, 2008, there will be approximately 44,694,634 shares of Common Stock issued and outstanding. As a result of the Reverse Split, the number of shares of capital stock issued and outstanding (as well as the number of shares of Common Stock underlying any options, warrants, convertible debt or other derivative securities) will be reduced to the number of shares of capital stock issued and outstanding immediately prior to the effectiveness of the Reverse Split, divided by twenty (20), plus any shares issued to round up fractional shares.

As stated above there will be no change in the number of authorized shares of Preferred Stock. There will be 10,000,000 such shares authorized before and after the Reverse Split. There will be no change to the number of authorized shares of Common Stock as a result of the Reverse Split.

With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of capital stock prior and subsequent to the Reverse Split will remain the same. It is not anticipated that the Company's financial condition, the percentage ownership of management, the number of shareholders, or any aspect of the Company's business would materially change, solely as a result of the Reverse Split. The Reverse Split will be effectuated simultaneously for all of the Company's Common Stock and the exchange ratio will be the same for all shares of the Company's Common Stock. The Reverse Split will affect all of our shareholders uniformly and will not affect any shareholder's percentage ownership interests in the Company or proportionate voting power, except to the extent caused by rounding up fractional shares.  The Reverse Split will not alter the respective voting rights and other rights of shareholders.

The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company's Common Stock is currently registered under Section 12(g) of the Exchange Act and as a result, is subject to periodic reporting and other requirements. The proposed Reverse Split will not affect the registration of the Company's Common Stock under the Exchange Act. The Reverse Split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Exchange Act.

Increase of Shares of All Classes of Capital Stock Available for Future Issuance. As a result of the Reverse Split, there will be a reduction in the number of shares of Common Stock issued and outstanding and an associated increase in the number of authorized shares which would be unissued and available for future issuance after the Reverse Split. The increase in available shares could be used for any proper corporate purpose approved by the Board of Directors including, among other purposes, future financing transactions.

EFFECTIVENESS OF THE REVERSE SPLIT

The Reverse Split will become effective after the filing with the Secretary of State of the State of Delaware of the Amendment to Certificate of Incorporation (attached hereto as Appendix D). It is expected that such filing will take place on or about the date that is 20 calendar days after the mailing of this Information Statement.

Exchange of Certificates after Split. It will not be necessary for stockholders to exchange their old certificates. However, after the effective date of the Reverse Split, those stockholders who wish to obtain new certificates should contact the transfer agent, Interwest Transfer Company, 1981 East 4800 South, Ste 100, Salt Lake City, UT 84111.

Tax Impact of the Reverse Split. The following discussion summarizing material federal income tax consequences of the Reverse Split is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this Information Statement was first mailed to shareholders. This discussion does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies). Stockholders should consult their own tax advisors to determine the particular consequences to them.

The receipt of the Common Stock following the effective date of the Reverse Split, solely in exchange for the Common Stock held prior to the Reverse Split, will not result in the recognition of a gain or loss to the shareholders. Although the issue is not free from doubt, additional shares received in lieu of fractional shares, including shares received as a result of the rounding up of fractional ownership, should be treated in the same manner. The adjusted tax basis of a shareholder in the Common Stock received after the Reverse Split will be the same as the adjusted tax basis of the Common Stock held prior to the Reverse Split exchanged therefore, and the holding period of the Common Stock received after the Reverse Split will include the holding period of the Common Stock held prior to the Reverse Split exchanged therefore.

No gain or loss will be recognized by the Company as a result of the Reverse Split. The Company's views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.

THIS SUMMARY IS NOT INTENDED AS TAX ADVICE TO ANY PARTICULAR PERSON. IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS "CAPITAL ASSETS" AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY'S SHAREHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF THE REVERSE SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF THE REVERS SPLIT MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN WHICH SUCH STOCKHOLDER RESIDES. AS A RESULT, IT IS THE RESPONSIBILITY OF EACH SHAREHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE REVERSE SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH THE REVERSE SPLIT ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH SHAREHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE AND LOCAL TAX RETURNS.

APPROVAL OF THE REVERSE SPLIT AND PROPOSED AMENDMENT.

Under the Delaware General Corporation Law, the Reverse Split and the Proposed Amendment relating thereto must be approved in writing by the holders of at least a majority of the voting stock of the Company.  The following person voted his approval and collectively represents 53.8 % of the voting stock of the Company:  Mr. Sun, Xin.

The Proposed Amendment, therefore, has been approved by the stockholders of the Company, and the Reverse Split will become effective after the filing with the Secretary of State of the State of Delaware of the Amendment to the Certificate of Incorporation, which is attached hereto as Appendix D.  It is expected that such filing will take place on or about the date that is 20 calendar days after the mailing of this Information Statement.

Because the Proposed Amendment already has been approved, you are not required to take any action at this time; however, at your option, you may submit a written consent to the Proposed Amendment. This information statement is your notice that the proposal concerning the Reverse Split has been approved; you will receive no further notice when the change becomes effective.

SHARE CERTIFICATES.

Following the Reverse Split, the share certificates you now hold will continue to be valid. In the future, new share certificates will contain a legend reflecting the reverse split, but this in no way will affect the validity of your current share certificates.

ADDITIONAL DISCLOSURE WITH RESPECT TO THE TRANSACTIONS

SUMMARY TERM SHEET

The following Summary Term Sheet summarizes the salient features of the Securities Purchase Agreement, the Asset Purchase and Sale Agreement, the Reverse Split and the Share Exchange Agreement, which are all agreements or transactions that are described elsewhere in this Information Statement in more detail.

THE COMPANIES

The Company is engaged in the sale of commercial and residential misting equipment and technology. The Company’s principal executive offices are located at 168 Binbei Street, Songbei District, Harbin City, Heilongjiang Province, People’s Republic of China. Its telephone number is 011-86-451 8989 1246.

China Health is a corporation organized and existing under the laws the Hong Kong SAR of the People’s Republic of China. It is engaged through its wholly owned subsidiary, Harbin Humankind, in the business of manufacturing and selling healthcare and beauty products in the Heilongjiang Province of China. China Health’s principal executive offices are located at 168 Binbei Street, Songbei District, Harbin City, Heilongjiang Province, People’s Republic of China. Its telephone number is 011-86-451 8989 1246.

EFFECT OF THE AGREEMENTS AND TRANSACTIONS ON THE COMPANY

Company shares outstanding after the reverse stock split and share exchange:	62,234,732 as of the Closing Date.
Share Ownership of Sun, Xin, Chairman & CEO:	61,203,087 shares (representing 98.3%).
Interest of Sun, Xin in the Share Exchange:	Sun, Xin, Chairman and CFO will own 61,203,087 shares (representing 98.3%).
Required Vote for the Share Exchange:	The approval of the shareholders is not required to consummate the share exchange transaction.
Corporate Structure:	The Company will be the parent. China Health and Harbin Humankind will be wholly-owned subsidiaries of the Company.
Ratio of Reverse Stock Split:	1 to 20
Shareholder Approval of Reverse Stock Split:	Affirmative vote of a majority of the Company’s outstanding shares is necessary.
Market for Common Stock:	The Common Stock is traded on the OTC Bulletin Board, although there has been infrequent trading in recent months.
Continued Trading on the OTCBB:	Trading will continue on the OTCBB provided the Company complies with all of the OTCBB’s rules.

THE SECURITIES PURCHASE AGREEMENT

The Purchaser:	Sun, Xin
Shares Purchased:	24,061,745 (representing 51.53%)
Purchase Price:	$500,000
Seller:	Thomas Bontems
Date:	September 10, 2007
Management Changes:
Sun, Xin was appointed Chairman, CFO and Treasurer, Thomas Bontems remained CEO, and Ma BaoSen was appointed President and Secretary.  Also, Hall Ewing resigned from his position as a director of the Registrant, and Sun, Xin was appointed a Director of the Company to fill the vacant seat.

THE ASSET PURCHASE AND SALE AGREEMENT

The Parties:	Universal Fog, Inc., a Delaware corporation, and Universal Fog Systems, Inc., an Arizona corporation.
Description of Transaction:	All assets and liabilities of Universal Fog, Inc. will be transferred to Universal Fog Systems, Inc.
Timing of Purchase:
All liabilities were transferred on September 10, 2007; with assets to be transferred at a second closing, which will occur upon consummation of the Share Exchange transaction between Universal Fog and China Health.

Compliance with Law:	Transaction structured to comply with Section 271 of the Delaware General Corporation Law.
Consideration:	Agreement of the parties to enter into the Securities Purchase Agreement and the payment of $500,000 by Sun, Xin to Tom Bontems.
Effect of Transaction:	At the closing, Universal Fog will have transferred all of its assets and liabilities to Universal Fog Systems, Inc. and China Health shall have consummated a reverse merger with Universal Fog, Inc., which will have no assets or liabilities.

THE 1:20 REVERSE SPLIT

Terms of the Reverse Stock Split:	Each share of common stock will be reverse split and reduced to one-twentieth the number of shares that existed prior to the reverse stock split.
Number of Shares Outstanding:	After the reverse stock split, there will be 2,234,732 shares of common stock outstanding.
Shares Owned by Sun, Xin:	After the reverse stock split, Sun, Xin will own 1,203,087 shares of common stock (representing 53.8% of outstanding).
Compliance with Law:	The affirmative vote of the holders of a majority of Universal Fog’s shares of common stock will be obtained.
SEC Compliance:
The reverse split will not take effect until at least 20 days after the filing and mailing of a definitive Information Statement on Schedule 14C and the filing of an amendment to Universal Fog’s Certificate of Incorporation to reflect the Reverse Split.

THE SHARE EXCHANGE AGREEMENT

Terms of the Share Exchange:
Pursuant to the Share Exchange Agreement, dated for reference as of October 15, 2007, Sun, Xin agreed at closing to exchange 100% of the share capital of China Health for 60,000,000 shares of common stock of the Company. China Health is the 100% owner of the share capital of Harbin Humankind, the operating company. As a result of the Share Exchange Agreement, China Health will become a wholly owned subsidiary of the Company.

Approval by Directors:	On October 19, 2007, the Directors of the Company approved the Share Exchange Agreement by Unanimous Written Consent.
Reasons for the Share Exchange:
The share exchange, also known as a reverse merger, will enable the businesses of China Health and Harbin Humankind to indirectly trade on a public securities market through ownership by the Company. This will enable Harbin Humankind to access the capital markets in order to fund its growth. However, there can be no assurances that the Company will have continued access to such capital markets. Prior to the closing of the share exchange, the Company will be a shell company within the meaning of Rule 405 of the Securities Act of 1933, as amended, which is the reason that the Company prepared and filed a so-called “Super 8-K” with the Commission.

No Fairness Opinion:
Neither the Company nor China Health has obtained any report, opinion or appraisal from any outside party relating directly or indirectly to the share exchange. The Board of Directors of the Company did not believe that a fairness opinion was necessary, because a viable operating business was being reverse merged into a shell company.

Tax Consequences:
The Company’s management believes that the share exchange will constitute a tax free reorganization within the meaning of Internal Revenue Code Sections 368(a)(1)(B) and 351. However, none of the parties is seeking tax counsel or legal or accounting opinions on whether the share exchange qualifies for tax free treatment and tax free treatment of the share exchange is not a condition precedent to the obligations of the parties to the Agreement.  There can be no assurance that the Company’s shareholders who receive common stock in exchange for their share capital of China Health will receive tax free treatment.

Appraisal Rights:
Section 262 of the Delaware General Corporation Law provides for appraisal rights for certain shareholders in a merger or consolidation who perfect those rights.  Appraisal rights are not applicable under Delaware law to a share exchange transaction.

MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

Background of the Share Exchange Transaction

On September 14, 2007, the Company, Bontems and Sun, Xin entered into a Securities Purchase Agreement dated as of September 14, 2007 (the “Securities Purchase Agreement”), pursuant to which Sun, Xin agreed to purchase from Bontems a total of 22,000,545 shares of common stock of the Company and the Company agreed to issue 2,061,200 shares of common stock of the Company to Sun, Xin, representing an aggregate of 24,061,745 shares, or 51.53% of the total issued and outstanding shares of common stock of the Company on a fully-diluted basis.  In addition, pursuant to the Securities Purchase Agreement, the Company and Universal Fog Systems, Inc., an Arizona corporation (“Universal Fog Systems”), entered into an Asset Purchase and Sale Agreement dated September 10, 2007 (the “Asset Purchase and Sale Agreement”) under which the Company agreed to transfer to Universal Fog Systems all of its assets and liabilities pursuant to two separate closings.

The purpose of Sun, Xin’s acquisition of 51.53% of the Company’s Common Stock pursuant to the Securities Purchase Agreement was to acquire majority control of the outstanding Common Stock of the Company and thereafter negotiate a share exchange agreement with management of the Company under which Mr. Sun would exchange all of the share capital of China Health for common stock of the Company, with China Heath becoming a wholly owned subsidiary of the Company.

The Asset Purchase and Sale Agreement

Pursuant to the Securities Purchase Agreement, the Company and Universal Fog Systems entered into an Asset Purchase and Sale Agreement under which the Company agreed to transfer to Universal Fog Systems all of its assets and liabilities in two separate closings.

The purchase price under the Asset Purchase and Sale Agreement was stated as good and valuable consideration, which the parties acknowledged consisted of the following asset transfers. In the event that a share exchange transaction was completed with China Health, the Company would receive assets of China Health and Harbin Humankind having a book value far in excess of the book value of the assets of the Company. Accordingly, the Company was willing to dispose of all of its assets and liabilities to Universal Fog Systems in return for the assets and liabilities of China Health and Harbin Humankind. Based on the audit of Harbin Humankind attached as an exhibit to the Form 8-K/A filed by the Company with the Commission on February 19, 2008, total assets of Harbin Humankind as of June 30, 2007 amounted to $1,975,555, compared with unaudited total assets of the Company in the amount of $812,432 as of June 30, 2007. By consummating a share exchange transaction with Harbin Humankind in which the pre-existing assets of the Company were conveyed and the liabilities of the Company were paid and satisfied, the shareholders of the Company would benefit financially on a book value basis.

Other relevant terms of Asset Purchase and Sale Agreement provide that the liabilities of the Company were transferred on September 10, 2007 to Universal Fog Systems. As a result, in the quarterly report on Form 10-QSB for the quarter ended September 30, 2007, the liabilities section of the balance sheet reflects a zero amount and the stockholders’ equity section shows a special paid-in capital account equal to $358,783, which represents the liabilities that were transferred to Universal Fog Systems. The assets of the Company will be transferred in a second stage closing after the share exchange with China Health is consummated.

Finally, in the Asset Purchase and Sale Agreement, Universal Fog Systems agreed to, among other things, defend, indemnify and hold harmless the Company and each of its officers, directors, shareholders, employees, counsel, agents and their respective successors and assigns from and against any debt, liability or other obligation of the Company arising (or relating to the period) after the Possession Date (as defined) relating to obligations assumed by Universal Fog Systems or expressly accepted by Universal Fog Systems in writing.

The Share Exchange Agreement

As the majority shareholder of the Company, Mr. Sun was successful in negotiating a share exchange agreement with Harbin Humankind, dated for reference as of October 15, 2007 (the “Share Exchange Agreement”), in which all of the share capital of China Health will at closing be exchanged for 60,000,000 shares of Common Stock of the Company.  The share exchange is conditioned on the prior consummation by the Company of a 1:20 reverse stock split of the Common Stock of the Company, which is one of the corporate actions that is disclosed in this Information Statement. As a result of these transactions, Mr. Sun will own 61,203,087 shares of Common Stock, representing 98.3% of the 62,234,732 shares of Common Stock of the Company that will be outstanding after the Share Exchange and Reverse Split.

The closing contemplated in the Share Exchange Agreement (the “Closing”) was to be held at a mutually agreed upon time and place on or before October 31, 2007, or on another date to be agreed to in writing by the parties (the "Closing Date”). It is the parties’ intention to proceed with the closing twenty days after a Definitive Information Statement is filed and mailed to shareholders.

At Closing, the Board of Directors of the Company shall appoint such director nominees as may be designated by Sun, Xin to fill vacancies on the Board of Directors of the Company, and, thereafter, director Tom Bontems shall resign, all in compliance with Rule 14f-1 under the Exchange Act. It is contemplated that Tom Bontems will resign his office as chief executive officer immediately and his position as a director ten days after an Information Statement on Schedule 14F-1 is filed and mailed to stockholders of record.

There is no cash or other consideration being given to the Company in the share exchange in addition to the share capital of China Health. However, the share exchange is conditioned on the prior consummation of the 1:20 reverse stock split by the Company set forth in this Information Statement. To that end, the Company has filed this Information Statement with the Commission in order to effect the 1:20 reverse stock split. After the reverse stock split and share exchange are consummated. Sun, Xin will own 61,203,087 shares of common stock, representing 98.3% of the 62,234,732 total outstanding shares of common stock. Currently, Sun, Xin owns 24,061,745 shares of common stock, representing 51.53% of the 44,694,634 total outstanding shares of common stock. Finally, the Company has agreed to pay and satisfy all of its “liabilities” as such term is defined by U.S. GAAP as of the closing.

It is important to note that Mr. Sun had no pre-existing material relationship of any kind with the Company or Mr. Bontems prior to the Share Exchange Agreement described herein.

The Effect of the Share Exchange Agreement

As a result of the Share Exchange Agreement, China Health and its subsidiary Harbin Humankind, which is the operating company, will become direct and indirect wholly-owned subsidiaries of the Company. In addition, the Company will have issued 60,000,000 shares of common stock to Sun, Xin. Harbin Humankind may be able to indirectly access our capital markets for debt and equity financings as a result of its ownership by the Company. The Company, including Harbin Humankind and China Health, will have to have their accounts audited on an annual basis in accordance with U.S. GAAP in order to maintain quotation privileges on the Over-the-Counter Bulletin Board. Finally, control of the Company will continue to remain with Sun, Xin, through his ownership of 98.3% of the common stock of the Company.

Federal Income Tax Treatment

The Company’s management believes that the share exchange will constitute a tax free exchange within the meaning of Internal Revenue Code Sections 368(a)(1)(B) and 351. However, none of the parties is seeking tax counsel or legal or accounting opinions on whether the share exchange qualifies for tax free treatment and tax free treatment of the share exchange is not a condition precedent to the obligations of the parties to the Agreement. There can be no assurance that the Company’s shareholders who receive common stock in exchange for their share capital of China Health will receive tax free treatment.

BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, EACH SHAREHOLDER SHOULD CONSULT HIS OR HER OWN TAX ADVISOR TO DETERMINE THE APPLICABILITY OF THE RULES DISCUSSED ABOVE TO HIM OR HER AND THE PARTICULAR TAX EFFECTS TO SUCH HOLDER OF THE SHARE EXCHANGE, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND OTHER INCOME TAX LAWS.

AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE.

In connection with the Share Exchange, the Company will issue 60,000,000 shares of its Common Stock to Sun, Xin in exchange for 100% of the share capital of China Health. As a result of the exchange, China Health will become a wholly-owned subsidiary of the Company, and Harbin Humankind, a subsidiary of China Health, will become an indirect wholly-owned subsidiary of the Company.

Description of Common Stock

There are currently issued and outstanding 44,694,634 shares of common stock and a total of 300,000,000 authorized shares of common stock, $.0001 par value. The holders of Common Stock are entitled to one vote per share. They are not entitled to cumulative voting rights or preemptive rights. The holders of Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the board of directors out of legally available funds. However, the current policy of the board of directors is to retain earnings, if any, for operations and growth. Upon liquidation, dissolution or winding-up, the holders of Common Stock are entitled to share ratably in all assets that are legally available for distribution after payment in full of any preferential amounts. The holders of Common Stock have no subscription, redemption or conversion rights. The rights, preferences and privileges of holders of Common Stock are subject to, and may be adversely affected by, the rights of the holders of any series of preferred stock, which may be designated solely by action of the board of directors and issued in the future.

Provisions of the Company’s Articles of Incorporation and Delaware law may make it more difficult for someone to acquire control of the Company or for the Company’s stockholders to remove existing management, and might discourage a third party from offering to acquire the Company, even if a change in control or in management would be beneficial to stockholders. For example, the Company’s Articles of Incorporation allows the Company to issue 10,000,000 shares of preferred stock without any vote or further action by stockholders.

The issuance of 60,000,000 shares may have the following affects on the rights of existing security holders:

Availability for sale of a substantial number of shares of the Company’s common stock may cause the price of the Company’s common stock to decline.

If the Company’s stockholders sell substantial amounts of common stock in the public market, or upon the expiration of any statutory holding period, under Rule 144, it could create a circumstance commonly referred to as an “overhang” and in anticipation of which the market price of the Company’s common stock could fall.  The existence of an overhang, whether or not sales have occurred or are occurring, also could make more difficult the Company’s ability to raise additional financing through the sale of equity or equity-related securities in the future at a time and price that the Company deems reasonable or appropriate.

The Company’s Chairman and CEO, Sun, Xin, beneficially owns 51.53% of the Company’s outstanding common stock, which gives him control over certain major decisions on which the Company’s stockholders may vote, which may discourage an acquisition of the Company. If the Reverse Split and Share Exchange are consummated, Sun, Xin will own 98.3% of the Company’s outstanding common stock, which will give him absolute control over the decision making of the Company.

As a result of the Share Exchange, most of management of the Company will not beneficially own any of the Company’s outstanding common stock and Sun, Xin will have the right and ability to control virtually all corporate actions requiring stockholder approval, irrespective of how the Company’s other stockholders may vote, including the following actions:

•	Electing or defeating the election of directors;
•	Amending or preventing amendment of the Company’s Certificate of Incorporation or By-laws;
•	Effecting or preventing a merger, sale of assets or other corporate transaction; and
•	Controlling the outcome of any other matter submitted to the stockholders for vote.

The Company’s stock ownership profile may discourage a potential acquirer from seeking to acquire shares of the Company’s common stock or otherwise attempting to obtain control of the Company, which in turn could reduce the Company’s stock price or prevent the Company’s stockholders from realizing a premium over the Company’s stock price.

FINANCIAL AND OTHER INFORMATION

The Company’s SEC Filings are set forth as appendices to this Information Statement.  These include (i) Appendix G - the Annual Report on Form 10-KSB/A3 of the Company for the year ended December 31, 2007, and (ii) Appendix H - the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2008.

The audited consolidated financial statements of China Health Industries Holdings Limited are set forth in Appendix E.

The combined Unaudited Pro Forma Consolidated Financial Statements of China Health and Universal Fog, Inc. are set forth in Appendix F.

Description of the Business of Universal Fog

Overview

Universal Fog, Inc. was incorporated in the state of Arizona on July 11, 1996 and was the successor of the business known as Arizona Mist, Inc. which began in 1989. On May 9, 2005, Universal Fog, Inc. entered into a Stock Purchase Agreement and Share Exchange (effecting a reverse merger) with Edmonds 6, Inc. (Edmonds 6) and its name was changed to Universal Fog, Inc. (hereinafter referred to as either UFI or the Company). Edmonds 6 was incorporated on August 19, 2004 under the laws of the State of Delaware to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions. Pursuant to this agreement, Universal Fog, Inc. (which has been in continuous operation since 1996) became a wholly owned subsidiary of Edmonds 6.

The Company began manufacturing systems for outdoor cooling in Arizona and quickly expanded to distribute throughout the United States. As the Company grew, so did the need for more efficient, more effective, and higher quality commercial grade products.

All Universal Fog, Inc. high pressure fog systems are custom designed and manufactured for each specific application. We incorporate three different types of tubing in our systems enabling us to comply with nearly any design requirement. Our low profile 3/8” flexible nylon tubing utilizes our patented SLIP-LOK brass fittings allowing extreme versatility and easy installation. The use of 3/8” high-pressure nitrogenized copper is aesthetically very pleasing and enables us to conceal our mist lines behind walls, such as stucco, and meet certain building code requirements. In addition, we also produce systems using 3/8” stainless steel tubing, though copper systems are recommended, providing one of the most extensive product selections in the industry.

The concept is inherent in nature, such as water vapor, clouds, and fog, which manifest due to the earth’s environment. Universal Fog, Inc. high pressure fog systems can create the same environment where and when you want it. Using normal tap water and pressurizing it to 800 PSI with our high-pressure pump modules, we force water through a series of patented brass and stainless steel nozzles creating a micro-fine mist or “fog”. With droplets ranging in size from 4 – 40 microns, the fog flash evaporates, removing unwanted heat in the process. Temperature drops up to 400 are typical in situations where high heat and low humidity exist.

The concept of fog and its benefits have been in use for over 50 years. While most commonly known for cooling, fog can be used for a variety of applications.

Principal Products and Services

Universal Fog’s primary product is a misting system which consists of a high pressure pump assembled to specifications, mistline which comes in the form of nylon, copper or stainless steel which varies in length, various fittings for these systems and spray nozzles. This primary product is adapted to various specific applications including direct mount to homes, lighting fixtures, fog fans, umbrellas and others. Universal Fog performs the majority of the installations directly on site. The markets for these products follow:

Cooling Systems & More
The concept of fog and its benefits has been in use for over 50 years. While most commonly known for cooling, fog can be used for a variety of applications.

Textiles, Knitting, and Weaving
Maintain fiber moisture content, increase fiber tensile strength, reduce yarn breakage, control lint and cotton fly, reduce static electricity.

Furniture and Woodworking
Maintain wood moisture content; control warping, shrinking, splitting, delaminating, and glue joint separation; reduce dust control problems.

Printing and Paper
Control static electricity, improve ink performance, control dimensional stability of paper, achieve higher production speeds, and keep ink from drying on rollers.

Power Generation
Increase gas turbine output with cooler inlet air; remove dust from air stream with less pressure drop than filters.

Dust Control and Air Scrubbing
Super-small fog droplets are very effective for scrubbing dust and chemicals from air streams.

Painting and Coating
Control air conductivity for electro-static painting and coating, improve application of water-based paints.

Odor Control
Atomize emollients for odor reduction at waste treatment plants, livestock, or waste facilities.

Food Processing
Cool cooked foods before packaging. Humidify bread at rising stage.

Cement Curing
Humidifies without wetting to prevent leaching or cracking and create a stronger product.

Special Effects
Mimic smoke, rain forests and swamp effects, and use in place of haze for lasers or lighting; add to fountains.

Cooling
Fog systems for cooling can lower temperatures up to 350F. When used with fans, temperatures can be reduced by as much as 450F, which is ideal for outdoor patios, dairies, poultry houses, hog farms, etc.

Humidity in Greenhouses
Humidify propagation and storage areas for plants or vegetables. Apply insecticides and preservatives.

Product Distribution

Our products are distributed directly to consumers through the installation process. Universal Fog also distributes its products through exclusive and non-exclusive distributors and resellers which in turn perform product installs for final customer use. A small percentage of systems are purchased direct by the consumer as kits which get installed by the consumer or a local contractor. Typically these systems are of the nylon type.

Competitive Landscape

Universal Fog competes against several competitors both locally and nationally. Some are OEM’s while others are distributors. As is the case with many home improvement industries such as roofing, landscaping or HVAC, a consumer which is in the market for a misting system will obtain several quotations from 3 or 4 local misting companies prior to choosing a supplier. This business to consumer market is very price sensitive. The business to business market is less price sensitive. In this market, Universal Fog competes more on product offerings, quality, brand recognition, and reputation in the industry. Universal Fog has positioned itself as a higher cost, higher benefit competitor.

Customer Concentration

We work directly with the end consumers whenever we perform installs. Because of this, UFI will have a new customer for each product produced resulting in hundreds of new customers per year. As UFI continues to develop its distribution base, the number of customers that we deal with directly will decrease. It is our intention to deal more with landscapers, distributors, contractors and OEM’s in the future. Due to the substantial number of customers that UFI deals with we are not dependent on any single customer or group of customers.

Distributors

UFI has granted one exclusive distributor for the territory of Texas and Louisiana. All of our other distributors are independent and non-exclusive. We are seeking to expand our exclusive distributorships in the future. We have no franchises at this time.

Description of the Business of Harbin Humankind

Company Overview

Harbin Humankind is a wholly-owned subsidiary of China Health.  It primarily manufactures and distributes a variety of healthcare and beauty products that it sells to pharmacies and through other outlets. One of its products produced is the RunChao Soft Capsule, which improves a skin condition known as chloasma, a skin condition which causes blotchy, brownish pigmentation on the face, as well as other types of dry skin conditions. Other products include:

Runjie Capsule: This capsule is useful for people with arthritis and other joint problems. Its main ingredients are amido-dextrose, grape seeds, celery seeds, simon oil, India frankincense. Studies show that Runjie Capsule relieves joint aches, swelling, and inflammation.

Fengjiao Capsule: This product contains more than 30 varieties flavones and more than 10 mineral elements, amino phenols, and vitamins. The main effects are to improve glycogen and to reduce blood sugar and may be useful in the reduction of cholesterol and the treatment of diabetes.

Seal Oil: The Company sells seal oil, which may be useful in the prevention of cardiovascular and cerebrovascular diseases and high blood pressure. Studies have shown that the Eskimos in the Arctic Circle, who live on seal oil and fish, have lower incidences of cardiovascular and cerebrovascular diseases and high blood pressure. From many years, scientists researched on the functions of seals on human being’s growth, health, diseases. In 1972, research by American scientists Dr. Baug and Dr. Dyerberg found that the benefits of seal oil may be due to different varieties of OMEGA-3 and unsaturated fatty acid contained in the oil.

Forest Frog Oil: The Company sells forest frog oil, which is made by wild forest frogs in the Daxing’an Mountain Ranges in Heilongjiang Province. The main material produced by the oviducts of forest frogs in winter. The products contain 12 microelements, 18 amino phenols and nucleic acid (DNA+RNA), and many varieties of vitamins. It may be helpful for enhancing memory and promoting younger skin.

Fish Oil: The Company sells fish oil, which contains EPA (eicosapentaenoic acid) and DHA (Docosahexaenoic Acid) in concentrations equal to or greater than 30%. These belong to the Omega-3 family of oils and may be useful in lowering cholesterol and improved blood circulation.

RunChao Soft Capsule: The Company’s RunChao Soft Capsule, which is currently being produced, is a special health product primarily for women. It may help in the treatment of chloasma.  The capsule has a Shi license in Heilongjiang Province and recently received a license from the State Drug Administration, Series Number: G20070356, Specification: 500mg per capsules, 60 capsules per bottle, 2 bottles per box.

In 2008, the Company plans to organize a sales team for its women beauty products, and will make RunChao as the centerpiece along with other beauty products to be sold in more developed areas in China. The Company plans to explore six or eight test markets, and will use media advertising such as TV and newspapers. The Company’s goal is to achieve sales of 25,000,000 RMB of these beauty products this year.

In 2009, the Company will further exploit the cosmetics market and enlarge the beauty products sales team. Sales and marketing will target some lesser developed or developing areas in China. The Company will continue to build the reputation of its brand and expand its distribution scope. The Company’s goal for 2009 is to realize sales of 70 million RMB.

The Company’s goal is to achieve 280 million RMB in sales by 2010. They will continue to build the reputation of the products and integrate them with traditional Chinese medicinal principles. The Company also plans to focus on the new product innovation and health management services.

What we do

We manufacture our products at a facility located in Harbin Song Bei Qu Jin Xing Industrial Park.  Our leading product, the RunChao Soft Capsule, is manufactured in the form of soft capsules, tablets, granules and tea.  We package our product in bottles, plastic containers and aluminum foil bags.  Some of the other products we package include Runjie Capsules, Fegnjiao Capsules, Seal Oil, Forest Frog Oil and Fish Oil.

Our strategies for achieving continued success include:

The Future

Within next 10 years

1.	Increase product coverage in target markets; achieve 20%-30% coverage
2.	Enter into the medicine, health product, health industry top 500 companies in China
3.	Form a diversified management group
4.	Create an internationally famous brand
5.	Enter into the international market

Our Business Plan

(1)	Future Sales and Profit Projections*

	Sales	Profit
Year 2008	45,000,000 RMB	9,000,000 RMB
Year 2009	120,000,000 RMB	20,000,000 RMB

*
These projections are based on aggressive sales results and cost containment results. There is no assurance that these projections will be met or that the Company will be profitable at all. In addition, these results assume that the Company is successful in its effort to raise capital in the United States and that adequate funding is available. These results are also based on implementing the strategies set forth below.

(2)  The strategies designed to meet our sales and profit targets

•	Manufacturing: improving the techniques and staff training; guaranteeing the high quality material supply; strengthening the working procedure controls

o	implement the Good Manufacturing Practice (“GMP”) standard in food and medical industry
o	guarantee the production facility meets or exceeds government standards
o	make sure all employees have adequate training and follow all the health regulations

•	Marketing: Adopt an effective and particular marketing mode

o	to utilize direct distribution of products to chain stores nationwide
o	to build business alliances with well-known enterprises to create private label brands
o	to expand the marketing of our products beyond the beauty parlor industry
o	to utilize internet marketing and e-business based on internet systems such as B2B, B2C on Alibaba.com website

•	Cost Control

o	follow the corporate laws, labor laws, and corporate charter and bylaws to make sure sound working procedures are implemented and quality control standards are met
o	follow Good Manufacturing Practice (“GMP”) standard regulations for food and medicine industry
o	check equipment and maintain records of all the operations, maintenance, and repairs of equipment on a specified timetable
o	rigorous quality control procedures will be implemented and there will be inspections at various points along the production line
o	insure that raw materials are of the highest quality and fully utilized
o	implement cost control procedures such as strict inventory control and storage methods to minimize waste of raw materials

•	Products distribution

o	Enlarge the sales and marketing force while developing new markets
o	Strengthen the distribution channel by developing promotion strategies and participating in trade shows
o	develop 3-5 new products to the market each year
o	develop new markets through innovations and research

Our approach to manufacturing, marketing, cost control and products distribution, which is detailed above, is designed to minimize production costs and increase revenues at the same time. We feel that our procedures will enable us to reach our sales goals with an optimal manufacturing cost. The result should yield profits and a return to our investors.

Where we will do it

The Company currently occupies 3,000 square meters of real estate, which it uses as its main manufacturing facility.

All land belongs to the State in PRC. Enterprises and individuals can pay the State a fee to obtain a right to use a piece of land for commercial purpose or residential purpose for an initial period of 50 years or 70 years, respectively. The land use right can be sold, purchased, and exchanged in the market. The successor owner of the land use right will reduce the amount of time which has been consumed by the predecessor owner.

On June 7, 2004, the Company entered into a Purchase Contract with the local government, pursuant to which the Company agreed to purchase the right to use a piece of land, approximately 8 acres, located in the Harbin County, Heilongjiang Province for commercial purposes and a fifty-year period June 7, 2004 through June 6, 2054, for $637,261 (RMB ¥5,248,000), which the Company has fully paid to the seller on June 13, 2004. The Department of Housing and Urban Development of Harbin City approved this transaction. The Company is in the process of applying for the title certificate from the local government.

Source of revenues

The revenues of our healthcare products, such as RunChao Soft Capsule, Runjie Capsules, Fingjiao Capsules, Seal Oil, Forest Frog Oil and Fish Oil come from sales to customers who use the products for healthcare and beauty needs.

Factors that affect sales volumes for our healthcare and beauty products

•	General health of the Chinese population
•	Incidence of particular skin and other health problems, which our products address
•	Endorsement by medical and research studies of the benefits of the types of products we offer
•	Attractiveness of our products to the general population
•	Effectiveness of our products in achieving desired results
•	Impact of our sales and marketing strategies
•	Fluctuations in expendable consumer income

Factors that affect the prices for our healthcare and beauty products

•	World economic environment
•	Relative strength of the Chinese RMB
•	Price of raw materials
•	Price of competitors’ products
•	Demand for our products

Our sales volumes will be primarily determined by the attractiveness of our products to the general population. Through our sales and marketing efforts, we will inform the consumer of the benefits of our product line and make it available for sale at attractive prices. Our prices will be determined by supply and demand in the marketplace, but we have found the major factor in success in healthcare and beauty products to be the perception created in the marketplace. Our profitability will depend upon the demand for our products rather than short term pricing strategy. We will diligently to create new products that are appealing and beneficial to consumers.

The Market for Healthcare and Beauty Products

The health product industry is one of the mainstay industries in China, since it has a high level recognition and importance. Recently there have been new policies for health products, which control quality, manufacturing, manufacturing environments and techniques. With China’s large and aging population there will be a steady demand for healthcare and beauty products. It is predicted that the healthcare and beauty industry will flourish over the next 50 years.

The World Healthcare Products Market

a.	Healthcare products market is more regulated and stable in developed countries.
b.	China has a huge market place and a large growth rate.
c.	China has the world’s largest population and will develop its own unique healthcare products
d.	Traditional Chinese medicine will continue to play a role.
e.	Beauty products have been distributed like medicines
f.	Diversified distribution
g.	The market has increased for male beauty products
h.	Chinese Traditional Medicine beauty products have become more and more popular.

The Healthcare Products Market in China

At present, the Chinese healthcare market is growing rapidly and the demand for Chinese medicine and healthcare products has doubled every year. The total product value in healthcare industry has exceeded world healthcare market sales and become the world’s fifth largest healthcare product market. According to certain estimates, by the year 2020 the size of China healthcare product market may exceed America’s healthcare market and become the number one largest healthcare market.

Production: Approximately 5,500 healthcare manufacturers and companies have passed China’s Good Manufacturing Practice standards; this includes over 500 Sino-Foreign Joint Ventures.  At present, China can produce approximately 40 chemical pharmaceutical preparations, approximately 4,000 varieties, and over 1,500 varieties of chemical pharmaceutical raw materials.

Good Manufacturing Practice (“GMP”) is a term that is recognized worldwide for the control and management of manufacturing and quality control testing of foods and pharmaceutical products.  An important part of GMP is documentation of every aspect of the process, activities, and operations involved with drug and medical device manufacture. Additionally, GMP requires that all manufacturing and testing equipment has been qualified as suitable for use, and that all operational methodologies and procedures (such as manufacturing, cleaning, and analytical testing) utilized in the drug manufacturing process have been validated (according to predetermined specifications), to demonstrate that they can perform their purported function(s).

Sales: At present, 80% of Chinese medicines are sold at hospitals and about 20% at retail drugstores.

The Healthcare Products Market in Heilongjiang Province, China

The healthcare product industry is the major industry in Heilongjiang Province. Harbin Pharmaceutical Group Health Technology has been the market leader in China for many years. Over the last 10 years products of the Harbin Pharmaceutical Group Sixth Pharm Factory and Flaming Sun Group have been among the most popular healthcare foods and products in China.

The Market for Beauty Products

The Beauty Products Market in China

•	Beauty products have been distributed well in East China, South China, the Littoral and Beijing and Tianjin districts.
•	Some branded products are preferred in middle China, Northeast China, especially Heilongjiang Province because of its history, culture and climates conditions.
•	People from Beijing, Tianjin, Nanjing, Shanghai and Guangdong Province and Shenzhen typically use weight loss products.
•	So called “liquid” beauty products have been more popular in Heilongjiang Province than other districts of China.

The Beauty Products Market in Heilongjiang Province, China

•	In the last century with the culture impacts from Russia and Eastern Europe, ladies in Heilongjiang province began to accept the western lifestyle concept to pursue beauty
•	Climate is a factor in Heilongjiang Province since it can be extremely cold
•	Because of the cold climate in Heilongjiang Province women have in general spent more money on beauty products than in other districts in China.

Competition in the Healthcare and Beauty Products Industry

Our competitors manufacture products which we believe are inferior to ours. Nonetheless, we do have several competitors as follows:

•	Harbin DaZhong Pharmaceutical Co., Ltd. – has fewer varieties than we do and no marketing team.
•	Harbin ShenXinJianKang Co., Ltd. – Some of its products are manufactured by other companies, fewer products and lower quality.
•	Tsinghua Unisplendour Corporation Limited – high cost products, use a single agent for distribution

Competitive Advantages and Strategy

Advantages

•	The Company was the only enterprise that passed the Professional health product GMP standards in Heilongjiang Province. The other 3 or 4 companies are all medicine manufacturers.
•	The Company has more categories of products and a long production line.
•	The Company has low cost, low processing expenses and low transfer fees.
•	The Company has a strong and effective research and development team.
•	The Company is a self-owned enterprise, and has the support of the civil government.
•	The Company has a geographical advantage being located in Heilongjiang Province.

Growth Strategy

The Company’s vision is to be a diversified manufacturer of healthcare and beauty products with sales of 120,000,000 RMB in sales by 2009. Management intends to grow the Company’s business by pursuing the following strategies:

•	Grow capacity and capabilities in line with market demand increases
•	Enhance leading-edge technology through continuous innovation, research and study
•	Continue to improve operational efficiencies
•	Further expand into higher value-added segments of the healthcare and beauty industry
•	Build a strong market reputation to foster and capture future growth in China

Existing Equipment in Heilongjiang Province

Our company owns many types of high tech production equipment and production lines.  It has a production line for traditional Chinese medicines, which passed the GMP Product line test by the end of 2006.

Sales and Marketing

Healthcare Products Sales

1.	We are the Official Sponsor Product for the 24th Winter Universiade at Harbin in 2009
2.	We advertise in healthcare professional magazines to make our products more visible.
3.	Members of our staff attend conferences and exhibitions
4.	In order to generalize our products, our company will set up a charitable organization mainly serving aged people, who can use our products.
5.	We also use television and newspaper advertisement.

Intellectual Property

We have applied for the following trademarks: Runchao, Hui Zhong, Hui De, Wang Zu, and Jia Shi Fen.

In addition, our plans include patenting Runchao, which was applied for on March 15, 2005. The owner of this patent will be Harbin Humankind Biology Technology Co. Limited.

Customers

Sales

For the year ended June 30, 2008, the Company achieved revenues of $763,599 compared to revenues of $16,864 for the year ended June 30, 2007. Customers are various individuals, wholesalers and retailers of our products. No single customer accounted for more than 10% of our total sales for the year ended June 30, 2008.

A brief summary of Hei Long Jiang Jia Di Biology Technology Limited Liability Company, our leading customer, follows:

Hei Long Jiang Jia Di Biology Technology Limited Liability Company located in Sui Hua City, in Hei Long Jiang province. It is a High-Tech Enterprise, they research and develop disinfectants and polymer products, and the representative of juridical person is Li Yu Min. It commenced operations in June. The group has five subsidiary companies: Hei Long Jiang Jia Di Heng Run Biology Technology Co., Ltd, Sui Hua Ge Run Sheng Ye Han Di Hei Tu Product catenation Economic Trade Co., Ltd, Sui Hua Jia Di Biology Drinks Co., Ltd, Sui Hua Jia Di Biology Feeding Stuff Co., Ltd, and Sui Hua Jia Di Biology Daily-Use Commodity Co., Ltd.  The company occupies 100,000 square meters of land, their building is 20,000 square meters, they have 9,350 thousand RMB registered capital, assets of 13,771 thousand RMB, head office has 353 employees, of which 105 employees are technology personnel.

Regulation

The laws governing our business are as follows:

•	Pharmaceutical administration law of the People’s Republic of China enacted January 12, 2001
•	Healthcare registration and administration law, enacted January 7, 2005
•	Measures for the Administration of Pharmaceutical Trade License, enacted January 4, 2004
•	Measures for the Supervision Over and Administration of Pharmaceutical Production, enacted May 8, 2004
•	Regional regulation: Heilongjiang Regional Medicinal Materials Resource Protection Bylaw, enacted January 8, 2005

Legal Proceedings

Harbin Humankind is not aware of any significant pending legal proceedings against it.

Property

Harbin Humankind’s headquarters are currently located on leased space at 168 Binbei Street, Songbei District, Harbin, Heilongjiang Province, People’s Republic of China.

Employees

Harbin Humankind has 48 employees, mainly in sales, manufacturing, administration and supporting services. Harbin Humankind believes it is in compliance with local prevailing wage, contractor licensing and insurance regulations, and has good relations with its employees.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. To the extent that any statements made in this Report contain information that is not historical, these statements are essentially forward-looking. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “may,” “anticipates,” believes,” “should,” “intends,” “estimates,” and other words of similar meaning. These statements are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties are outlined in “Risk Factors” and include, without limitation, the Company’s ability to raise additional capital to finance the Company’s activities; the effectiveness, profitability, and the marketability of its products; legal and regulatory risks associated with the Securities Purchase Agreement; the future trading of the common stock of the Company; the ability of the Company to operate as a public company; the Company’s ability to protect its proprietary information; general economic and business conditions; the volatility of the Company’s operating results and financial condition; the Company’s ability to attract or retain qualified senior management personnel and research and development staff; and other risks detailed from time to time in the Company’s filings with the SEC, or otherwise.

Information regarding market and industry statistics contained in this Report is included based on information available to the Company that it believes is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis.

Management’s Discussion and Analysis or Plan of Operations

All references to the “Company,” “The Company,” “its” and “us” for periods prior to the closing of the Securities Purchase Agreement refer to China Health Industries Holdings Limited and its wholly owned subsidiary, Harbin Humankind Biology Technology Co. Limited, and references to the “Company,” “The Company,” “its” and “us” for periods subsequent to the closing of the Securities Purchase Agreement refer to the Registrant and its subsidiaries.

The following discussion highlights the principal factors that have affected its financial condition and results of operations as well as its liquidity and capital resources for the periods described.  This discussion contains forward-looking statements.  Please see “Special cautionary statement concerning forward-looking statements” for a discussion of the uncertainties, risks and assumptions associated with these forward-looking statements.  The operating results for the periods presented are significantly affected by inflation.

Company Overview

China Health Industries Holdings Limited ("China Health" or the "Company") was incorporated on July 20, 2007 in Hong Kong under the Companies Ordinance as a limited liability company. The Company was formed for the purpose of seeking and consummating a merger or acquisition with a business entity organized as a private corporation, partnership, or sole proprietorship as defined by Statement of Financial Accounting Standards (SFAS) No. 7.

Harbin Humankind Biology Technology Co., Limited ("Humankind") was incorporated in Harbin City, Heilongjiang Province, the People's Republic of China (the "PRC") on December 14, 2003, as a limited liability company under the Company Law of PRC.  The Company is engaged in the business of production and distribution of healthcare and beauty products.

On August 20, 2007, the sole shareholder of the Company entered into a Share Purchase Agreement with the owners of Humankind. Pursuant to the Agreement, the Company purchased 100% of the ownership in Humankind for a cash consideration of $60,408. Subsequent to completion of the Agreement, Humankind became a wholly-owned subsidiary of the Company. The share purchase transaction is being accounted for as a “reverse merger,” since the owner of Humankind owns a majority of the outstanding shares of the Company’s common stock immediately following the execution of the Agreement.  Humankind is deemed to be the acquirer in the reverse merger.  Consequently, the assets and liabilities and the historical operations that are reflected in the financial statements for periods prior to the Agreement are those of Humankind and are recorded at the historical cost basis.  After completion of the Agreement, the Company’s consolidated financial statements include the assets and liabilities of both China Health and Humankind, the historical operations of Humankind and the operations of the Company and its subsidiaries from the closing date of the Agreement.

The Market

The Company primarily manufactures and distributes a variety of healthcare and beauty products that it sells to pharmacies and through other outlets. One of its products produced is the RunChao Soft Capsule, which improves a skin condition known as chloasma, a skin condition which causes blotchy, brownish pigmentation on the face, as well as other types of dry skin conditions.  Other products include:

Runjie Capsule:  This capsule is useful for people with arthritis and other joint problems. Its main ingredients are amido-dextrose, grape seeds, celery seeds, simon oil, and India frankincense. Studies show that Runjie Capsule relieves joint aches, swelling, and inflammation.

Fengjiao Capsule:  This product contains more than 30 varieties flavones and more than 10 mineral elements, amino phenols, and vitamins. The main effects are to improve glycogen and to reduce blood sugar and may be useful in the reduction of cholesterol and the treatment of diabetes.

Seal Oil:  The Company sells seal oil, which may be useful in the prevention of cardiovascular and cerebrovascular diseases and high blood pressure. Studies have shown that the Eskimos in the Arctic Circle, who live on seal oil and fish, have lower incidences of cardiovascular and cerebrovascular diseases and high blood pressure. From many years, scientists researched on the functions of seals on human being’s growth, health, diseases. In 1972, research by American scientists Dr. Baug and Dr. Dyerberg found that the benefits of seal oil may be due to different varieties of OMEGA-3 and unsaturated fatty acid contained in the oil.

Forest Frog Oil: The Company sells forest frog oil, which is made by wild forest frogs in the Daxing’an Mountain Ranges in Heilongjiang Province. The main material produced by the oviducts of forest frogs in winter. The products contain 12 microelements, 18 amino phenols and nucleic acid (DNA+RNA), and many varieties of vitamins. It may be helpful for enhancing memory and promoting younger skin.

Fish Oil: The Company sells fish oil, which contains EPA (eicosapentaenoic acid) and DHA (Docosahexaenoic Acid) in concentrations equal to or greater than 30%. These belong to the Omega-3 family of oils and may be useful in lowering cholesterol and improved blood circulation.

RunChao Soft Capsule: The Company’s RunChao Soft Capsule, which is currently being produced, is a special health product primarily for women. It may help in the treatment of chloasma.  The capsule has a Shi license in Heilongjiang Province and recently received a license from the State Drug Administration, Series Number: G20070356, Specification: 500mg per capsules, 60 capsules per bottle, 2 bottles per box.

In 2009, the Company will further exploit the cosmetics market and enlarge the beauty products sales team. Sales and marketing will target some lesser developed or developing areas in China. The Company continues to build the reputation of its brand and expand its distribution scope. The Company’s goal for 2009 is to realize sales of 120 million RMB.

The Company’s goal is to achieve 280 million RMB in sales by 2010. They will continue to build the reputation of the products and integrate them with traditional Chinese medicinal principles. The Company also plans to focus on the new product innovation and health management services.

The Future

Within next 10 years

1.	Increase product coverage in target markets; achieve 20%-30% coverage
2.	Enter into the medicine, health product, health industry top 500 companies in China
3.	Form a diversified management group
4.	Create an internationally famous brand
5.	Enter into the international market

Our Business Plan

(1)	Future Sales and Profit Projections*

	Sales	Profit
Year 2009	120,000,000 RMB	20,000,000 RMB

*
These projections are based on aggressive sales results and cost containment results. There is no assurance that these projections will be met or that the Company will be profitable at all. In addition, these results assume that the Company is successful in its effort to raise capital in the United States and that adequate funding is available. These results are also based on implementing the strategies set forth below.

 (2) The strategies designed to meet our sales and profit targets

•	Manufacturing: improving the techniques and staff training; guaranteeing the high quality material supply; strengthening the working procedure controls

o	implement the Good Manufacturing Practice (“GMP”) standard in food and medical industry
o	guarantee the production facility meets or exceeds government standards
o	make sure all employees have adequate training and follow all the health regulations

•	Marketing: Adopt an effective and particular marketing mode

o	to utilize direct distribution of products to chain stores nationwide
o	to build business alliances with well-known enterprises to create private label brands
o	to expand the marketing of our products beyond the beauty parlor industry
o	to utilize internet marketing and e-business based on internet systems such as B2B, B2C on Alibaba.com website

•	Cost Control

o	follow the corporate laws, labor laws, and corporate charter and bylaws to make sure sound working procedures are implemented and quality control standards are met
o	follow Good Manufacturing Practice (“GMP”) standard regulations for food and medicine industry
o	check equipment and maintain records of all the operations, maintenance, and repairs of equipment on a specified timetable
o	rigorous quality control procedures will be implemented and there will be inspections at various points along the production line
o	insure that raw materials are of the highest quality and fully utilized
o	implement cost control procedures such as strict inventory control and storage methods to minimize waste of raw materials

•	Products distribution

o	Enlarge the sales and marketing force while developing new markets
o	Strengthen the distribution channel by developing promotion strategies and participating in trade shows
o	develop 3-5 new products to the market each year
o	develop new markets through innovations and research

Our approach to manufacturing, marketing, cost control and products distribution, which is detailed above, is designed to minimize production costs and increase revenues at the same time. We feel that our procedures will enable us to reach our sales goals with an optimal manufacturing cost. The result should yield profits and a return to our investors.

The Market for Healthcare and Beauty Products

The health product industry is one of the mainstay industries in China, since it has a high level recognition and importance. Recently there have been new policies for health products, which control quality, manufacturing, manufacturing environments and techniques. With China’s large and aging population there will be a steady demand for healthcare and beauty products. It is predicted that the healthcare and beauty industry will flourish over the next 50 years.

The World Healthcare Products Market

a.	Healthcare products market is more regulated and stable in developed countries.
b.	China has a huge market place and a large growth rate.
c.	China has the world’s largest population and will develop its own unique healthcare products
d.	Traditional Chinese medicine will continue to play a role.
e.	Beauty products have been distributed like medicines
f.	Diversified distribution
g.	The market has increased for male beauty products
h.	Chinese Traditional Medicine beauty products have become more and more popular.

The Healthcare Products Market in China

At present, the Chinese healthcare market is growing rapidly and the demand for Chinese medicine and healthcare products has doubled every year. The total product value in healthcare industry has exceeded world healthcare market sales and become the world’s fifth largest healthcare product market. According to certain estimates, by the year 2020 the size of China healthcare product market may exceed America’s healthcare market and become the number one largest healthcare market.

Production: Approximately 5,500 healthcare manufacturers and companies have passed China’s Good Manufacturing Practice standards; this includes over 500 Sino-Foreign Joint Ventures.  At present, China can produce approximately 40 chemical pharmaceutical preparations, approximately 4,000 varieties, and over 1,500 varieties of chemical pharmaceutical raw materials.

Good Manufacturing Practice (“GMP”) is a term that is recognized worldwide for the control and management of manufacturing and quality control testing of foods and pharmaceutical products.  An important part of GMP is documentation of every aspect of the process, activities, and operations involved with drug and medical device manufacture. Additionally, GMP requires that all manufacturing and testing equipment has been qualified as suitable for use, and that all operational methodologies and procedures (such as manufacturing, cleaning, and analytical testing) utilized in the drug manufacturing process have been validated (according to predetermined specifications), to demonstrate that they can perform their purported function(s).

Sales: At present, 80% of Chinese medicines are sold at hospitals and about 20% at retail drugstores.

The Healthcare Products Market in Heilongjiang Province, China

The healthcare product industry is the major industry in Heilongjiang Province. Harbin Pharmaceutical Group Health Technology has been the market leader in China for many years. Over the last 10 years products of the Harbin Pharmaceutical Group Sixth Pharm Factory and Flaming Sun Group have been among the most popular healthcare foods and products in China.

Regulation

The laws governing our business are as follows:

•	Pharmaceutical administration law of the People’s Republic of China enacted January 12, 2001
•	Healthcare registration and administration law, enacted January 7, 2005
•	Measures for the Administration of Pharmaceutical Trade License, enacted January 4, 2004
•	Measures for the Supervision Over and Administration of Pharmaceutical Production, enacted May 8, 2004
•	Regional regulation: Heilongjiang Regional Medicinal Materials Resource Protection By law, enacted January 8, 2005

Legal Proceedings

China Health is not aware of any significant pending legal proceedings against it.

Property

China Health’s headquarters are currently located on leased space at 168 Binbei Street, Songbei District, Harbin, Heilongjiang Province, People’s Republic of China.

Employees

China Health has 48 employees, mainly in sales, manufacturing, administration and supporting services. China Health believes it is in compliance with local prevailing wage, contractor licensing and insurance regulations, and has good relations with its employees.

Results of Operations

Year Ended June 30, 2008 Compared to the Year Ended June 30, 2007

Revenue. Our revenue increased $746,735, or 4,428%, to $763,599 for the year ended June 30, 2008, compared to revenue of $16,864 for the year ended June 30, 2007. The significant increase in revenue is directly due to the introduction of two new products, which contributed $358,863 and $356,538 of total revenue. We purchased new production facilities at the end of 2006 enlarging our production scale and developing new production lines, which increased our output and sales in this period.

Cost of Sales. Our cost of sales increased $559,983, or 3,086%, to $578,129 for the year ended June 30, 2008, compared to cost of sale of $18,146 for the year ended June 30, 2007. These costs increased as a result of the increased sales, increased labor costs and an increase in depreciation due to newly-purchased machinery.

Gross Profit. We had gross profit of $185,470 for the year ended June 30, 2008, compared to gross loss of $1,282 for the year ended June 30, 2007. This increase was primarily attributable to the increase in our revenue which was partly offset by our increase in cost of sales.

Operating Expenses. Operating expenses increased $45,076, or 43%, to $150,568 for the year ended June 30, 2008, compared to operating expenses of $105,492 for the year ended June 30, 2007. The increase in total operating expenses was mainly attributable to the enlarged scale of our company consisting of increased selling, general and administrative fees, depreciation expense and amortization expense. Selling, general and administrative fees totaled $90,108 for the year ended June 30, 2008, compared to selling, general and administrative fees of $76,285 for the year ended June 30, 2007. This was mainly due to the fact that we engaged a third party company as our adviser for some strategic and operating issues and due to increased salaries. Depreciation and amortization expense increased $31,253 to $60,460 for the year ended June 30, 2008, compared to depreciation and amortization expense of $29,207 for the year ended June 30, 2007. This was due to the purchase of additional equipment at the end of fiscal 2006 and the purchase of additional intangible assets.

Net Loss. Net loss for the year ended June 30, 2008 was $32,713, compared to net loss for the year ended June 30, 2007 of $106,762. The decrease was attributable to us enlarging our production scale and developing new production lines (as noted above).

Comprehensive Income (Loss). Comprehensive income for the year ended June 30, 2008 was $202,312 compared to comprehensive loss for the year ended June 30, 2007 of $97,046. The comprehensive income (loss) includes the contribution of foreign currency conversion gains.

Liquidity and Capital Resources

We had a working capital deficit of $833,303 as of June 30, 2008.

During the year ended June 30, 2008, net cash increased by $26,954 consisting of $260,559 provided by operating activities, $273,292 used in investment activities, $47,691 provided by financing activities and effects of foreign exchange on cash of $8,004.

Net cash provided by operating activities increased in 2008 versus 2007 primarily due to changes in working capital associated with the increase in revenue due to the introduction of two new products, partially offset by the increase in production cost and operating expenses.

The primary drivers of cash used in investing activities were capital spending. Cash used in investing activities was $273,292 and $711,883 for year ended June 30, 2008 and 2007, respectively. A total of $90,556 cash outflow was used to purchase new equipment and additions to facilities and $182,736 was used to pay the payables that existed at June 30, 2007 related to the purchase of pharmaceutical patents and new equipment.

Net cash provided by financing activities for the year ended June 30, 2008 consisted of proceeds from related party debt of $118,779, which is a critical source of our working capital funding and distribution to principal shareholder of $71,088.

Critical Accounting Policies and Estimates

The discussion and analysis of China Health and Harbin Humankind’s financial condition presented in this section are based upon the audited consolidated financial statements of China Health, including Harbin Humankind, which have been prepared in accordance with the generally accepted accounting principles in the United States. For purposes of this section entitled “Critical Accounting Policies and Estimates,” China Health and Harbin Humankind shall hereafter together be referred to as “China Health.” During the preparation of the financial statements China Health we were required to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities.  On an ongoing basis, China Health evaluates its estimates and judgments, including those related to sales, returns, pricing concessions, bad debts, inventories, investments, fixed assets, intangible assets, income taxes and other contingencies. China Health bases its estimates on historical experience and on various other assumptions that it believes are reasonable under current conditions. Actual results may differ from these estimates under different assumptions or conditions.

In response to the SEC’s Release No. 33-8040, “Cautionary Advice Regarding Disclosure About Critical Accounting Policy,” China Health identified the most critical accounting principles upon which its financial status depends.  China Health determined that those critical accounting principles are related to the use of estimates, inventory valuation, revenue recognition, income tax and impairment of intangibles and other long-lived assets. China Health presents these accounting policies in the relevant sections in this management’s discussion and analysis, including the Recently Issued Accounting Pronouncements discussed below.

Revenue Recognition. China Health recognizes revenue when the earnings process is complete. This generally occurs when products are shipped to unaffiliated customer or services are performed in accordance with terms of the agreement, title and risk of loss have been transferred, collectability is reasonably assured and pricing is fixed or determinable. Accruals are made for sales returns and other allowances based on China Health’s experience

Accounts Receivable, Trade and Allowance for Doubtful Accounts. China Health’s business operations are conducted in the People’s Republic of China. During the normal course of business, China Health extends unsecured credit to its customers. Management reviews accounts receivable on a regular basis to determine if the allowance for doubtful accounts is adequate. An estimate for doubtful accounts is recorded when collection of the full amount is no longer probable. At June 30, 2008, and 2007, no allowances for doubtful accounts were accrued.

Inventories. Inventories are stated at the lower of cost or market using the weighted average method. China Health reviews its inventory on a regular basis for possible obsolete goods or to determine if any reserves are necessary for potential obsolescence.  As of June 30, 2008 and 2007, the Company has determined that no reserves are necessary.

Impairment of Long-Lived Assets: China Health reviews all of its long-lived assets, including tangible and intangible long-lived assets, for impairment indicators at least annually and performs detailed impairment testing for all long-lived assets whenever impairment indicators are present. When necessary, China Health records charges for impairments of long-lived assets for the amount by which the present value of future cash flows, or some other fair value measure, is less than the carrying value of these assets.

Off-Balance Sheet Arrangements. China Health has not entered into any financial guarantees or other commitments to guarantee the payment obligations of any third parties. China Health has not entered into any derivative contracts that are indexed to China Health’s shares and classified as shareholder’s equity or that are not reflected in China Health’s financial statements. Furthermore, China Health does not have any retained or contingent interest in assets transferred to an unconsolidated entity that serves as credit, liquidity or market risk support to such entity. China Health does not have any variable interest in any unconsolidated entity that provides financing, liquidity, market risk or credit support to the Company or engages in leasing, hedging or research and development services with China Health.

Income Taxes. China Health has adopted Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (SFAS 109). SFAS 109 requires the recognition of deferred income tax liabilities and assets for the expected future tax consequences of temporary differences between income tax basis and financial reporting basis of assets and liabilities. Provision for income taxes consist of taxes currently due plus deferred taxes. Since China Health had no operations within the United States there is no provision for US income taxes and there are no deferred tax amounts June 30, 2008 and 2007. The charge for taxation is based on the results for the year as adjusted for items, which are non-assessable or disallowed.  It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax basis used in the computation of assessable tax profit. In principle, deferred tax liabilities are recognized for all taxable temporary differences, and deferred tax assets are recognized to the extent that it is probably that taxable profit will be available against which deductible temporary differences can be utilized. Deferred tax is calculated at the tax rates that are expected to apply to the period when the asset is realized or the liability is settled. Deferred tax is charged or credited in the income statement, except when it related to items credited or charged directly to equity, in which case the deferred tax is also dealt with in equity. Deferred tax assets and liabilities are offset when they related to income taxes levied by the same taxation authority and the Company intends to settle current tax assets and liabilities on a net basis.

Recently Issued Accounting Pronouncements

In July 2006, the FASB issued FASB Interpretation (“FIN”) No. 48, “Accounting for Uncertainty in Income Taxes,” which prescribes a comprehensive model for how a company should recognize, measure, present and disclose in its financial statements uncertain tax positions that China Health has taken or expects to take on a tax return (including a decision whether to file or not to file a return in a particular jurisdiction). The accounting provisions of FIN No. 48 are effective for fiscal years beginning after December 15, 2006. The adoption of this Interpretation did not have a material impact on its financial position and results of operations.

In September 2006, the SEC issued SAB No. 108, which provides guidance on the process of quantifying financial statement misstatements. In SAB No. 108, the SEC staff establishes an approach that requires quantification of financial statements errors, under both the iron-curtain and the roll-over methods, based on the effects of the error on each of China Health’s financial statements and the related financial statement disclosures. SAB No. 108 is generally effective for annual financial statements in the first fiscal year ending after November 15, 2006. The transition provisions of SAB No. 108 permits existing public companies to record the cumulative effect in the first year ending after November 15, 2006 by recording correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings. The adoption of SAB No. 108 did not have a material effect on China Health’s financial position or results of operations.

In September 2006, the FASB issued SFAS No. 157 “Fair Value Measurements”. SFAS No. 157 defines fair values, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  This Statement shall be effective for financial statements issued for fiscal years beginning after November 25, 2007, and interim periods within those fiscal years. Earlier application is encouraged provided that the reporting entity has not yet issued financial statements for that fiscal year, including financial statements for an interim period with that fiscal year. China Health is currently evaluating the impact of adopting SFAS No. 157 on its financial position and results of operations.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115.  SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value.   Unrealized gains and losses on items for which the fair value option has been selected are reported in earnings.  SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities.  SFAS No. 159 is effective for fiscal years beginning after November 15, 2007.  China Health has not yet determined the impact, if any, on its financial statements.

In December 2007, the FASB issued SFAS No 141 (Revised 2007), Business Combinations (“SFAS No. 141(R)”) to significantly change the accounting for business combinations.  Under SFAS No. 141(R), an acquiring entity will be required to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition date fair value with limited exceptions and will change the accounting treatment for certain specific items, including:

•	acquisition costs will generally be expensed as incurred;

•	noncontrolling interests will be valued at fair value at the date of acquisition; and

•	liabilities related to contingent consideration will be recorded at fair value at the date of acquisition and subsequently remeasured each subsequent reporting period

SFAS No. 141(R) is effective for fiscal years beginning after December 15, 2008.   China Health will adopt SFAS No. 141(R) on January 1, 2009, and China Health has not yet determined the impact, if any, on its financial statements.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements – An Amendment of ARB No. 51, to establish new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary.  SFAS No. 160 requires the recognition of a noncontrolling interest (minority interest) as equity in the consolidated financial statements and separate from the parent’s equity.  The amount of net income attributable to the noncontrolling interest will be included in consolidated net income on the face of the income statement.  SFAS No. 160 clarifies that changes in a parent’s ownership interest in a subsidiary that do not result in deconsolidation are equity transactions if the parent retains its controlling financial interest.  In addition, SFAS No. 160 requires that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated.  SFAS No. 160 also includes expanded disclosure requirements regarding the interests of the parent and its noncontrolling interest.  SFAS No. 160 is effective for fiscal years beginning after December 15, 2008.  China Health will adopt SFAS No. 160 on January 1, 2009, and China Health has not yet determined the impact, if any, on its financial statements.

Cautionary Factors That May Affect Future Results

This Information Statement and other written reports and oral statements made from time to time by the Company may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. One can identify these forward-looking statements by their use of words such as “expects,” “plans,” “will,” “estimates,” “forecasts,” “projects” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address the Company’s growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from the Company’s forward-looking statements.  These factors include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

The Company does not assume the obligation to update any forward-looking statement. One should carefully evaluate such statements in light of factors described in the Company’s filings with the SEC, especially on Forms 10-KSB, 10-QSB and 8-K.

Risk Factors

The Company’s common stock involves a high degree of risk. Prospective investors should carefully consider the risks described below, together with all of the other information included or referred to in this Information Statement, before purchasing shares of the Company’s common stock. If any of these risks actually occurs, the Company’s business, financial condition or results of operation may be materially adversely affected. In such case, the trading price of the Company’s common stock could decline and investors in the Company’s common stock could lose all or part of their investment. The risks and uncertainties described below are not exclusive and are intended to reflect the material risks that are specific to the Company, material risks related to the Company’s industry and material risks related to companies that undertake transactions such as those described in this Information Statement..

The Company’s future revenues will be derived from the sale of healthcare and beauty products and the manufacturing of the same. The Company’s business, financial condition and/or results of operations may be materially adversely affected by the nature and impact of these risks. In such case, the market value of the Company’s securities could be detrimentally affected, and investors may lose part or all of their investment. Please refer to the information contained under “Business” in this report for further details pertaining to the Company’s business and financial condition.

Risks Related To Our Company

Our auditors have raised substantial doubt about our ability to continue as a going concern. This going concern qualification is based on that the fact that we incurred net losses of $97,046 and $38,196 for the fiscal years ended June 30, 2007 and 2006, respectively. In addition, we had a working capital deficiency of $698,410 at June 30, 2008. These factors raise substantial doubt about our ability to continue as a going concern.

Our auditors have raised substantial doubt about our ability to continue as a going concern. There can be no assurance that sufficient funds required during the next year or thereafter will be generated from operations or that funds will be available from external sources such as debt or equity financings or other potential sources. The lack of additional capital resulting from the inability to generate cash flow from operations or to raise capital from external sources could force us to substantially curtail or cease operations and could, therefore, have a material adverse effect on our business. Furthermore, there can be no assurance that any such required funds, if available, will be available on attractive terms or that they will not have a significant dilutive effect on our existing owners.

If the Company does not obtain financing when needed, its business will fail.

As of June 30, 2008, the Company had cash and cash equivalents on hand in the amount of approximately $8,297 (audited). The Company predicts that it will need approximately $5 million to implement its business plan and meet its capital expenditure needs over the next three years.  The Company currently does not have any arrangements for additional financing and it may not be able to obtain financing when required. Obtaining additional financing would be subject to a number of factors, including the market prices for the Company’s products, production costs, availability of credit, prevailing interest rates and the market prices for the Company’s common stock.

The success of the Company’s business depends upon the continuing contributions of its Chief Executive Officer and other key personnel and its ability to attract other employees to expand the business, whereas the loss of key individuals or the Company’s inability to attract new employees could have a negative impact on the Company’s business.

The Company relies heavily on the services of Mr. Sun, Xin, the Chief Executive Officer, as well as several other senior management personnel. Loss of the services of any of such individuals would adversely impact other Company’s operations. In addition, the Company believes that its technical personnel represent a significant asset and provide the Company with a competitive advantage over many of the Company’s competitors. The Company believes that its future success will depend upon its ability to retain these key employees and its ability to attract and retain other skilled financial, engineering, technical and managerial personnel. For example, the Company presently does not have any directors or officers experienced with public company SEC reporting and financial reporting requirements and the Company will be required to engage such persons, and independent directors, in order to satisfy the quotation standards of the Over the Counter Bulletin Board on which the Company’s common stock is traded (not currently required by OTCBB or SEC).  In addition, as a result of failure to engage qualified personnel the Company may be unable to meet its responsibilities as a public reporting company under the rules and regulations of the SEC.  In this regard, the Company currently engages consultants to prepare SEC reporting and financial reporting documents, and, in the future, may not be able to retain such consultants due to a shortage of financial resources. None of the Company’s key personnel are party to any employment agreements. The Company does not currently maintain any “key man” life insurance with respect to any of such individuals.

Future sales of the Company’s equity securities will dilute existing stockholders.

To fully execute its long-term business plan, the Company may need to raise additional equity capital in the future. Such additional equity capital, when and if it is raised, would result in dilution to the Company’s existing stockholders.

Subject to its receipt of the additional capital required, the Company plans to grow very rapidly, which will place strains on management and other resources.

The Company plans to grow rapidly and significantly expand its operations. This growth will place a significant strain on management systems and resources.  The Company will not be able to implement its business strategy in a rapidly evolving market without an effective planning and management processes. The Company has a short operating history and has not implemented sophisticated managerial, operational and financial systems and controls. The Company is required to manage multiple relationships with various strategic partners, and other third parties. These requirements will be strained in the event of rapid growth or in the number of third party relationships, and the Company’s systems, procedures or controls may not be adequate to support the Company’s operations and management may be unable to manage growth effectively. To manage the expected growth of the Company’s operations and personnel, the Company will be required to significantly improve or replace existing managerial, financial and operational systems, procedures and controls, and to expand, train and manage its growing employee base. The Company will be required to expand its finance, administrative and operations staff. The Company may be unable to complete in a timely manner the improvements to its systems, procedures and controls necessary to support future operations, management may be unable to hire, train, retain, motivate and manage required personnel and management may be unable to successfully identify, manage and exploit existing and potential market opportunities.

Risks Related to the Healthcare and Beauty Businesses

There are risks of increasing regulation of the healthcare and beauty industry in China and internationally that could have a material adverse impact on our business.

In the next 20 years, our central government as well as international regulatory bodies will focus more attention on the healthcare and beauty industry. As a result, our enterprise will have to satisfy both Chinese regulations and international regulations applicable to our industry. The cost of compliance may be high and may make the production of some healthcare and beauty products too expensive to successfully market. In such event, the company’s business could be negatively impacted and revenues and earnings could decline.

GMP certification threatens our business with standards that will make all manufacturers produce similar products, which will take away any competitive edge.

After a company passes the GMP standards and is certified, its production methods may become homogeneous. As a result, many products will become identical and there will be little differentiation in the marketplace. This will cause profits for the manufacturer to decline and there will be few manufacturers with a competitive edge.

The company must be successful in executing a complex business plan or it may fail to remain competitive in the industry.

Our business plan includes an emphasis on increasing research and development, strengthening our marketing and distribution capabilities and assuring a quality product. In the event that we fail to deliver on any of these strategies, we may fail to remain competitive in our industry.

Foreign companies with more capital, well developed business strategies and superior technology represent a threat to our business.

Foreign companies often have more capital, superior technology and well developed business strategies when they come to compete in the Chinese market.  They threaten our existence and we must develop systems and strategies to deal with them or we will go out of business. The protectionism of domestic industry that once existed is gone when it comes to international competitors.

Risks Related to Doing Business in the PRC

The Company faces the risk that changes in the policies of the PRC government could have a significant impact upon the business the Company may be able to conduct in the PRC and the profitability of such business.

The PRC’s economy is in a transition from a planned economy to a market oriented economy subject to five-year and annual plans adopted by the government that set national economic development goals. Policies of the PRC government can have significant effects on the economic conditions of the PRC. The PRC government has confirmed that economic development will follow the model of a market economy. Under this direction, the Company believes that the PRC will continue to strengthen its economic and trading relationships with foreign countries and business development in the PRC will follow market forces. While the Company believes that this trend will continue, there can be no assurance that this will be the case. A change in policies by the PRC government could adversely affect the Company’s interests by, among other factors: changes in laws, regulations or the interpretation thereof, confiscatory taxation, restrictions on currency conversion, imports or sources of supplies, or the expropriation or nationalization of private enterprises. Although the PRC government has been pursuing economic reform policies for more than two decades, there is no assurance that the government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption, or other circumstances affecting the PRC’s political, economic and social life.

The PRC laws and regulations governing the Company’s current business operations are sometimes vague and uncertain. Any changes in such PRC laws and regulations may have a material and adverse effect on the Company’s business.

There are substantial uncertainties regarding the interpretation and application of PRC laws and regulations, including but not limited to the laws and regulations governing the Company’s business, or the enforcement and performance of the Company’s arrangements with customers in the event of the imposition of statutory liens, death, bankruptcy and criminal proceedings. The Company and any future subsidiaries are considered foreign persons or foreign funded enterprises under PRC laws, and as a result, the Company is required to comply with PRC laws and regulations. These laws and regulations are sometimes vague and may be subject to future changes, and their official interpretation and enforcement may involve substantial uncertainty. The effectiveness of newly enacted laws, regulations or amendments may be delayed, resulting in detrimental reliance by foreign investors. New laws and regulations that affect existing and proposed future businesses may also be applied retroactively. The Company cannot predict what effect the interpretation of existing or new PRC laws or regulations may have on the Company’s businesses.

A slowdown or other adverse developments in the PRC economy may materially and adversely affect the Company’s customers, demand for the Company’s products and the Company’s business.

All of the Company’s operations are conducted in the PRC and all of its revenue is generated from sales in the PRC. Although the PRC economy has grown significantly in recent years, the Company cannot assure investors that such growth will continue. A slowdown in overall economic growth, an economic downturn or recession or other adverse economic developments in the PRC could materially reduce the demand for our products and materially and adversely affect the Company’s business.

Inflation in the PRC could negatively affect our profitability and growth.

While the PRC economy has experienced rapid growth, such growth has been uneven among various sectors of the economy and in different geographical areas of the country. Rapid economic growth can lead to growth in the money supply and rising inflation. If prices for the Company’s products rise at a rate that is insufficient to compensate for the rise in the costs of supplies, it may have an adverse effect on profitability. In order to control inflation in the past, the PRC government has imposed controls on bank credits, limits on loans for fixed assets and restrictions on state bank lending. Such an austere policy can lead to a slowing of economic growth. In October 2004, the People’s Bank of China, the PRC’s central bank, raised interest rates for the first time in nearly a decade and indicated in a statement that the measure was prompted by inflationary concerns in the Chinese economy. Repeated rises in interest rates by the central bank would likely slow economic activity in China which could, in turn, materially increase the Company’s costs and also reduce demand for the Company’s products.

Governmental control of currency conversion may affect the value of an investment in the Company.

The PRC government imposes controls on the convertibility of Renminbi into foreign currencies and, in certain cases, the remittance of currency out of the PRC. The Company receives all of its revenues in Renminbi, which is currently not a freely convertible currency. Shortages in the availability of foreign currency may restrict the Company’s ability to remit sufficient foreign currency to pay dividends, or otherwise satisfy foreign currency dominated obligations.  Under existing PRC foreign exchange regulations, payments of current account items, including profit distributions, interest payments and expenditures from the transaction, can be made in foreign currencies without prior approval from the PRC State Administration of Foreign Exchange by complying with certain procedural requirements. However, approval from appropriate governmental authorities is required where Renminbi is to be converted into foreign currency and remitted out of China to pay capital expenses such as the repayment of bank loans denominated in foreign currencies.

The PRC government may also at its discretion restrict access in the future to foreign currencies for current account transactions. If the foreign exchange control system prevents the Company from obtaining sufficient foreign currency to satisfy its currency demands, the Company may not be able to pay certain of its expenses as they come due.

The fluctuation of the Renminbi may materially and adversely affect investments in the Company.

The value of the Renminbi against the U.S. dollar and other currencies may fluctuate and is affected by, among other things, changes in the PRC’s political and economic conditions. As the Company relies principally on revenues earned in the PRC, any significant revaluation of the Renminbi may materially and adversely affect the Company’s cash flows, revenues and financial condition. For example, to the extent that the Company needs to convert U.S. dollars it receives from an offering of its securities into Renminbi for the Company’s operations, appreciation of the Renminbi against the U.S. dollar could have a material adverse effect on the Company’s business, financial condition and results of operations. Conversely, if the Company decides to convert its Renminbi into U.S. dollars for the purpose of making payments for dividends on its common stock or for other business purposes and the U.S. dollar appreciates against the Renminbi, the U.S. dollar equivalent of the Renminbi that the Company converts would be reduced. In addition, the depreciation of significant U.S. dollar denominated assets could result in a charge to the Company’s income statement and a reduction in the value of these assets.

On July 21, 2005, the PRC government changed its decade-old policy of pegging the value of the Renminbi to the U.S. dollar. Under the new policy, the Renminbi is permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies. This change in policy has resulted in an approximately 3.2% appreciation of the Renminbi against the U.S. dollar as of May 15, 2006. While the international reaction to the Renminbi revaluation has generally been positive, there remains significant international pressure on the PRC government to adopt an even more flexible currency policy, which could result in a further and more significant appreciation of the Renminbi against the U.S. dollar.

Recent PRC State Administration of Foreign Exchange (“SAFE”) Regulations regarding offshore financing activities by PRC residents have undergone a number of changes that may increase the administrative burden the Company faces. The failure by the Company’s stockholders who are PRC residents to make any required applications and filings pursuant to such regulations may prevent the Company from being able to distribute profits and could expose the Company and its PRC resident stockholders to liability under PRC law.

SAFE issued a public notice (the “October Notice”) effective November 1, 2005, which requires registration with SAFE by the PRC resident stockholders of any foreign holding company of a PRC entity.  Without registration, the PRC entity cannot remit any of its profits out of the PRC as dividends or otherwise; however, it is uncertain how the October Notice will be interpreted or implemented regarding specific documentation requirements for a foreign holding company formed prior to the effective date of the October Notice, such as in the Company’s case. While the Company’s PRC counsel advised it that only the PRC resident stockholders who receive the ownership of the foreign holding company in exchange for ownership in the PRC operating company are subject to the October Notice, there can be no assurance that SAFE will not require the Company’s other PRC resident stockholders to make disclosure. In addition, the October Notice requires that any monies remitted to PRC residents outside of the PRC be returned within 180 days; however, there is no indication of what the penalty will be for failure to comply or if stockholder non-compliance will be considered to be a violation of the October Notice by the Company or otherwise affect the Company.

In the event that the proper procedures are not followed under the SAFE October Notice, the Company could lose the ability to remit monies outside of the PRC and would therefore be unable to pay dividends or make other distributions. The Company’s PRC resident stockholders could be subject to fines, other sanctions and even criminal liabilities under the PRC Foreign Exchange Administrative Regulations promulgated January 29, 1996, as amended.

Any recurrence of severe acute respiratory syndrome, or SARS, or another widespread public health problem, could adversely affect the Company’s operations.

A renewed outbreak of SARS or another widespread public health problem in the PRC, such as bird flu where most of the Company’s revenue is derived, could have an adverse effect on the Company’s operations. The Company’s operations may be impacted by a number of health-related factors, including quarantines or closures of some of its offices that would adversely disrupt the Company’s operations. Any of the foregoing events or other unforeseen consequences of public health problems could adversely affect the Company’s operations.

Because the Company’s principal assets are located outside of the United States and all of the Company’s directors and officers reside outside of the United States, it may be difficult for investors to enforce their rights based on U.S. federal securities laws against the Company and the Company’s officers and directors in the U.S. or to enforce U.S. court judgment against the Company or them in the PRC.

All of the Company’s directors and officers reside outside of the United States. In addition, China Health is located in the PRC and substantially all of its assets are located outside of the United States; it may therefore be difficult or impossible for investors in the United States to enforce their legal rights based on the civil liability provisions of the U.S. federal securities laws against the Company in the courts of either the U.S. or the PRC and, even if civil judgments are obtained in U.S. courts, to enforce such judgments in PRC courts. Further, it is unclear if extradition treaties now in effect between the United States and the PRC would permit effective enforcement against the Company or its officers and directors of criminal penalties, under the U.S. federal securities laws or otherwise.

The Company may have difficulty establishing adequate management, legal and financial controls in the PRC.

The PRC historically has not adopted a western style of management and financial reporting concepts and practices, as well as in modern banking, computer and other control systems. The Company may have difficulty in hiring and retaining a sufficient number of qualified employees to work in the PRC. As a result of these factors, the Company may experience difficulty in establishing management, legal and financial controls, collecting financial data and preparing financial statements, books of account and corporate records and instituting business practices that meet western standards.

Risks Relating to the Securities Purchase Agreement

The Company’s Chief Executive Officer, Mr. Sun, Xin, beneficially owns 51%  of the Company’s outstanding common stock, which gives him working control over certain major decisions on which the Company’s stockholders may vote, which may discourage an acquisition of the Company.

As a result of the closing under the Securities Purchase Agreement, the Company’s sole executive officer, Mr. Sun, Xin, will have the right and ability to control virtually all corporate actions requiring stockholder approval, irrespective of how the Company’s other stockholders may vote, including the following actions:

•	Electing or defeating the election of directors;
•	Amending or preventing amendment of the Company’s Certificate of Incorporation or By-laws;
•	Effecting or preventing a merger, sale of assets or other corporate transaction; and
•	Controlling the outcome of any other matter submitted to the stockholders for vote.

The Company’s stock ownership profile may discourage a potential acquirer from seeking to acquire shares of the Company’s common stock or otherwise attempting to obtain control of the Company, which in turn could reduce the Company’s stock price or prevent the Company’s stockholders from realizing a premium over the Company’s stock price.

Public company compliance may make it more difficult to attract and retain officers and directors.

The Sarbanes-Oxley Act and new rules subsequently implemented by the SEC have required changes in corporate governance practices of public companies. As a public entity, the Registrant expects these new rules and regulations to increase compliance costs in 2007 and beyond and to make certain activities more time consuming and costly. As a public entity, the Registrant also expects that these new rules and regulations may make it more difficult and expensive for the Registrant to obtain director and officer liability insurance in the future and it may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for the Registrant to attract and retain qualified persons to serve as directors or as executive officers.

Risks Relating to the Share Exchange Agreement

As a result of the Share Exchange, China Health has become a wholly-owned subsidiary of a company that is subject to the reporting requirements of U.S. federal securities laws, which can be expensive.

As a result of the Share Exchange, China Health has become a wholly-owned subsidiary of a company that is a public reporting company and, accordingly, is subject to the information and reporting requirements of the Exchange Act and other federal securities laws, including compliance with the Sarbanes-Oxley Act. The costs of preparing and filing annual and quarterly reports, proxy statements and other information with the SEC (including reporting of the Share Exchange) and furnishing audited reports to stockholders will cause the Company’s expenses to be higher than they would be if China Health had remained privately-held and did not consummate the Share Exchange.

In addition, it may be time consuming, difficult and costly for China Health to develop and implement the internal controls and reporting procedures required by the Sarbanes-Oxley Act. China Health may need to hire additional financial reporting, internal controls and other finance personnel in order to develop and implement appropriate internal controls and reporting procedures.  If China Health is unable to comply with the internal controls requirements of the Sarbanes-Oxley Act, China Health may not be able to obtain the independent accountant certifications required by the Sarbanes-Oxley Act.

Because China Health became public by means of a share exchange, the Company may not be able to attract the attention of major brokerage firms.

There may be risks associated with China Health's becoming public through a share exchange. Specifically, securities analysts of major brokerage firms may not provide coverage of the company since there is no incentive to brokerage firms to recommend the purchase of the company’s common stock. No assurance can be given that brokerage firms will, in the future, want to conduct any secondary offerings on behalf of the company.

Risks Relating to the Reverse Stock Split

Holders of common stock of the Company’s common stock will own one-twentieth as many shares after the reverse stock split, although the price per share may increase. Their proportionate ownership of the Company will decrease when the 60,000,000 share issuance is taken into account, and Sun, Xin will own 98.3% of the issued and outstanding shares of common stock. In addition, there may be a negative impact on the price of the Company’s common stock due to Rule 144 sales of the shares issued.

As a result of the 1:20 reverse stock split and the issuance of 60,000,000 shares in the share exchange, Sun, Xin will own 98.3% of the issued and outstanding shares of common stock of the Company. Former holders of up to an aggregate of 48.7% of the total outstanding shares will own approximately 1.7 % of the Company’s issued and outstanding common stock. This severe dilution in ownership will affect every shareholder except Sun, Xin. There may also be a negative impact on the price of the Company’s common stock to the extent of any Rule 144 sales of the shares issued in the Share Exchange.

There can be no assurance that the stock price of the Company’s common stock will increase proportionately or at all as a result of the reverse stock split.

The post-split price of the Company’s common stock may not increase as a result of the 1:20 reverse stock split, with the result that the shareholders of the Company may have a lower percentage ownership of the total issued and outstanding common stock without a higher compensating market price.

Risks Relating to the Common Stock

The Company’s stock price may be volatile.

The market price of the Company’s common stock is likely to be highly volatile and could fluctuate widely in price in response to various factors, many of which are beyond the Company’s control, including the following:

•	Additions or departures of key personnel;
•
Limited “public float” following the Securities Purchase Agreement, in the hands of a small number of persons whose sales or lack of sales could result in positive or negative pricing pressure on the market price for the common stock;

•	The Company’s ability to execute its business plan;
•	Operating results that fall below expectations;
•	Loss of any strategic relationship;
•	Industry developments;
•	Economic and other external factors; and
•	Period-to-period fluctuations in the Company’s financial results.

In addition, the securities markets have from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies. These market fluctuations may also materially and adversely affect the market price of the Company’s common stock.

There is currently no liquid trading market for the Company’s common stock and the Company cannot ensure that one will ever develop or be sustained.

There is currently no liquid trading market for the Company’s common stock.  The Company cannot predict how liquid the market for the Company’s common stock might become.  The Company’s common stock is currently approved for quotation on the OTC Bulletin Board trading under the symbol UFOG.   Should the Company fail to satisfy the quotation standards for the OTC Bulletin Board, the trading price of the Company’s common stock could suffer, the trading market for the Company’s common stock may be less liquid and the Company’s common stock price may be subject to increased volatility.

The Company’s common stock is deemed a “penny stock”, which will make it more difficult for investors to sell their shares.

The Company’s common stock is subject to the “penny stock” rules adopted under section 15(g) of the Exchange Act.  The penny stock rules apply to companies whose common stock is not listed on the NASDAQ Stock Market or other national securities exchange and trades at less than $5.00 per share or that have tangible net worth of less than $5,000,000 ($2,000,000 if the company has been operating for three or more years). These rules require, among other things, that brokers who trade penny stock to persons other than “established customers” complete certain documentation, make suitability inquiries of investors and provide investors with certain information concerning trading in the security, including a risk disclosure document and quote information under certain circumstances. Many brokers have decided not to trade penny stocks because of the requirements of the penny stock rules and, as a result, the number of broker-dealers willing to act as market makers in such securities is limited. If the Company remains subject to the penny stock rules for any significant period, it could have an adverse effect on the market, if any, for the Company’s securities. Since the Company’s securities are subject to the penny stock rules, investors will find it more difficult to dispose of the Company’s securities.

Furthermore, for companies whose securities are quoted on the OTC Bulletin Board, it is more difficult (1) to obtain accurate quotations, (2) to obtain coverage for significant news events because major wire services generally do not publish press releases about such companies, and (3) to obtain needed capital.

Availability for sale of a substantial number of shares of the Company’s common stock may cause the price of the Company’s common stock to decline.

If the Company’s stockholders sell substantial amounts of common stock in the public market, or upon the expiration of any statutory holding period, under Rule 144, it could create a circumstance commonly referred to as an “overhang” and in anticipation of which the market price of the Company’s common stock could fall.  The existence of an overhang, whether or not sales have occurred or are occurring, also could make more difficult the Company’s ability to raise additional financing through the sale of equity or equity-related securities in the future at a time and price that the Company deems reasonable or appropriate.

Provisions of the Company’s Articles of Incorporation and Delaware law could deter a change of control, which could discourage or delay offers to acquire the Company.

Provisions of the Company’s Articles of Incorporation and Delaware law may make it more difficult for someone to acquire control of the Company or for the Company’s stockholders to remove existing management, and might discourage a third party from offering to acquire the Company, even if a change in control or in management would be beneficial to stockholders.  For example, the Company’s Articles of Incorporation allows the Company to issue 10,000,000 shares of preferred stock without any vote or further action by stockholders.

Volatility in the Company’s common stock price may subject the Company to securities litigation.

The market for the Company’s common stock is characterized by significant price volatility when compared to seasoned issuers, and the Company expects that its share price will continue to be more volatile than a seasoned issuer for the indefinite future. In the past, plaintiffs have often initiated securities class action litigation against a company following periods of volatility in the market price of its securities. The Company may, in the future, be the target of similar litigation. Securities litigation could result in substantial costs and liabilities and could divert management’s attention and resources.

The elimination of monetary liability against the Company’s directors, officers and employees under the Company’s Articles of Incorporation, By-Laws and Delaware law, and the existence of indemnification rights to the Company’s directors, officers and employees may result in substantial expenditures by the Company and may discourage lawsuits against the Company’s directors, officers and employees.

The Company’s Articles of Incorporation and By-Laws contain a provision that provides for indemnification of directors and officers against any and all expenses, including amounts paid upon judgments, counsel fees and amounts paid in settlement by any such person in any proceeding that they are made a party to by reason of being or having been directors or officers of the Company, except in relation to matters as to which any such director or officer shall be adjudged to be liable for his own negligence or misconduct in the performance of his duties.  Such indemnification shall be in addition to any other rights to which those indemnified may be entitled under any law.  The foregoing indemnification obligations could result in the Company incurring substantial expenditures to cover the cost of settlement or damage awards against directors and officers, which the Company may be unable to recoup.  These provisions and resultant costs may also discourage the Company from bringing a lawsuit against directors and officers for breaches of their fiduciary duties and may similarly discourage the filing of derivative litigation by the Company’s stockholders against the Company’s directors and officers even though such actions, if successful, might otherwise benefit the Company and its stockholders.

Security Ownership Of Certain Beneficial Owners
And Management

The following table sets forth as of June 30, 2008, the number of shares of the Company’s Common Stock owned of record or beneficially by each person known to be the beneficial owner of 5% or more of the issued and outstanding shares of the Registrant’s voting stock, and by each of the Registrant’s directors and executive officers and by all its directors and executive officers as a group.

Except as otherwise specified below, the address of each beneficial owner listed below is Harbin Humankind Biology Technology Co. Limited, 168 Binbei Street Songbei District, Harbin, Heilongjiang Province, People’s Republic of China.

Title of Class	Name	Number of Shares Owned(1)	Percent of Voting Power(2)

Common	Sun, Xin Chairman and CFO	24,061,745	53.84%

Common	Tom Bontems Chief Executive Officer	2,766,255	6.20%

Common	All Officers and Directors as a Group (2 persons)	26,828,000	60.04%

(1)	Except as otherwise indicated, the shares are owned of record and beneficially by the persons named in the table.
(2)	Based on 44,694,634 shares of Common Stock outstanding as of June 30, 2008.

Directors and Executive Officers

The following table sets forth information regarding the members of our board of directors and our executive officers and other significant employees. All directors hold office for one-year terms until the election and qualification of their successors. Officers are elected annually by the board of directors and serve at the discretion of the board.

The table below sets forth what our directors and executive officers will be upon the expiration of the ten day notice period pursuant to Rule 14f-1 under the Exchange Act and the consummation of the Proposed Share Exchange.

At Closing, the officers of the Registrant tendered their resignations to the Board of Directors, and Sun, Xin, was appointed Chairman, CFO and Treasurer; Thomas Bontems, CEO, and Ma, BaoSen, President and Secretary. Also at Closing, Hall Ewing resigned from his position as a director of the Registrant, and Sun, Xin was appointed as a Director of the Registrant to fill the vacancy created thereby. An information statement on Schedule 14F-1 will be filed with the Commission and mailed to shareholders of the Company of record, and Thomas Bontems will resign as CEO and a Director on the closing of the Proposed Share Exchange, and he will be replaced by Ma, BaoSen, Hu, Zhi and Sun, Kai, who will fill existing seats on the Board.

Name	Age	Position
Sun, Xin	42	Chairman, CFO, Treasurer and Director
Ma, BaoSen	39	President, Secretary and Director
Hu, Zhi	36	Director
Sun, Kai	37	Director

Biographies

Sun, Xin, Chairman, Chief Financial Officer. Treasurer and Director - 42

Mr. Sun attended Jia Mu Si Medical College with a major in pharmacy from 1984 to 1988.  From 1988 to 1991, he was the production at the Ha Yao Group Sanchine Medicine Joint-Stock Ltd. company. From 1991 to 1994, he was the district director for the Northeast District of China for Pfizer Pharmaceuticals Limited. Thereafter, he spent one year as the director of the marketing department for Ha Yao Group Sanchine Medicine Joint-Stock Ltd. Company. From 1996 to 2002, he was the chief executive officer of a company he founded, Heilongjiang Bijie Chemical Industry Co., Ltd. He next obtained his Masters of Business Administration from Renmin University of China. From 2003 to the present, he was the president and chief executive officer of Harbin Humankind Biology Technology Co., Ltd.

Mr. Sun is well known pharmaceutical field in Harbin, China as a result of all of his professional experience. While he was studying at the Renmin University, Mr. Sun developed many contacts in the pharmaceutical field, which later became district agents and other employees in Humankind’s distribution system.

Mr. Sun, Xin is the elder brother of Director, Sun, Kai.

Ma, BaoSen, President, Secretary and Director – 39

Mr. Ma graduated from China University of Political Science and Law with a major in financial accounting.  From 1987 to 1992, he was an accountant with Harbin Keluola Solar Power Co., Ltd. Thereafter from 1992 to 1996, he was vice general manger and sales manager for ShangHai Dahua Solar Battery Co., Ltd. From 1996 to 2004, he was the East China manager for the Ha Yao Group Sanchine Medicine Joint-Stock Ltd. Finally, since 2004, he has been the vice general manager and marketing manager for Harbin Humankind Biology Technology Co., Ltd.

Hu, Zhi, Director – 36

Mr. Hu graduated from Jia Mu Si Medical College in 1994 with a Bachelor of Science degree with a major in pharmacy and became a licensed pharmacist. He worked from 1994 to 2000 at Hei Long Jiang Electric Power Pharmaceutical Co., Ltd as a workshop director and director of the technical section. From 2000 to 2004, he was group and workshop director at Harbin San Lian Pharmaceutical Co., Ltd. For a short period of time in 2004, he was project manager at Hei Long Jiang Cheng Ze Pharmaceutical Research Institute. From 2004 to 2005, he was the president and vice-general manager at Harbin Song He Pharmaceutical Co., Ltd. For a short period of time in 2005, he was vice product manager at Guang Dong Dong Guan Pu Ji Pharmaceutical Co., Ltd. From December 2005 to the present, he has been product director at Harbin Humankind Biology Technology Co., Ltd.

Sun, Kai, Director – 37

Mr. Sun graduated from Mu Dan Jiang University with a major in economics.  From 1993 to 1995, he was vice director of Mu Dan Jiang Engine Factory.  Thereafter, from 1995 to 1998, he was a director of Mu Dan Jiang Engine Factory. From 1998 to 2004, he was an administration director for Mu Dan Jiang Lysine Co., Ltd. And from 2004 to date, he has been the administration director at Harbin Humankind Biology Technology Co., Ltd. Mr. Sun, Kai is the younger brother of Chairman, Chief Financial Officer, Treasurer and Director, Sun, Xin.

Meetings of Our Board of Directors

The Registrant’s Board of Directors held three meetings during the fiscal year ended December 31, 2006 and no meetings during the fiscal year ended December 31, 2007. China Health’s Board of Directors held no meetings during the fiscal year ended June 30, 2008.

Board Committees

Audit Committee. The Company intends to establish an audit committee of the board of directors, which will consist of soon-to-be-nominated independent directors. The audit committee’s duties would be to recommend to the Company’s Board of Directors the engagement of independent auditors to audit the Company’s financial statements and to review the Company’s accounting and auditing principles. The audit committee would review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The audit committee would at all times be composed exclusively of directors who are, in the opinion of the Company’s Board of Directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

Compensation Committee. The Company intends to establish a compensation committee of the Board of Directors. The compensation committee would review and approve the Company’s salary and benefits policies, including compensation of executive officers.

Director Compensation

The Company paid nil to its directors for service as directors in 2006 and 2007. However, in the future, the Company intends to implement a market-based director compensation program.

Executive Compensation

Summary Compensation Table

The following Summary Compensation Table sets forth, for the years indicated, all cash compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities by the Company’s chief executive officer and all other executive officers who received or are entitled to receive remuneration in excess of $100,000 during the stated periods.

SUMMARY COMPENSATION TABLE
(all figures in US Dollars)

Name of Officer	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation	All Other Compensation	Total

Sun, Xin	2007	2,554	-	-	-	-	-	-	2,554
	2006	460	-	-	-	-	-	-	460
	2005	460	-	-	-	-	-	-	460
Sun, Kai	2007	2,043	-	-	-	-	-	-	2,043
	2006	460	-	-	-	-	-	-	460
	2005	-	-	-	-	-	-	-	-
Ma, Bao Sen	2007	2,554	-	-	-	-	-	-	2,554
	2006	460	-	-	-	-	-	-	460
	2005	460		-	-	-	-	-	460
Yang, Xiao Bing	2007	2,554	-	-	-	-	-	-	2,554
	2006	1,080	-	-	-	-	-	-	1,080
	2005	460	-	-	-	-	-	-	460
Hu, Zhi	2007	2,043	-	-	-	-	-	-	2,043
	2006	-	-	-	-	-	-	-	-
	2005	-	-	-	-	-	-	-	-
Song, Qing Hua	2007	-		-	-	-	-	-	-
	2006	8100	5000	-	-	-	-	-	13,100
	2005	3600	2000	-	-	-	-	-	5,600
Thomas Bontems	2007	-	-	-	-	-	-	-	-
	2006	6,587	-	-	-	-	-	-	6,587
	2005	76,723	-	-	-	-	-	-	76,723

Option Grants in Last Fiscal Year

There were no options granted to any of the named executive officers during the year ended December 31, 2007.

During the year ended December 31, 2007, none of the named executive officers exercised any stock options.

Employment Agreements

The Company has no employment agreements with any of its employees.

Equity Compensation Plan Information

The Company currently does not have any equity compensation plans; however the Company is currently deliberating on implementing an equity compensation plan.

Directors’ and Officers’ Liability Insurance

The Company currently does not have insurance insuring directors and officers against liability; however, the Company is in the process of investigating the availability of such insurance.

Certain Relationships and Related Transactions

Mr. Sun, Xin was the majority owner of China Health.  He made short-term loans to China Health in the amount of $775,067 and $289,061 in the fiscal years ended June 30, 2007 and 2006, respectively. Mr. Sun was one of the founders of China Health and owned 60% equity ownership interest in China Health until he transferred his equity ownership interest to Mr. Sun, Kai, his brother and a PRC citizen, in May 2007.  Mr. Sun, Kai is currently a director of China Health.  A loan in the amount of $431,203 from Sun, Xin is outstanding and is recorded on the balance sheet as of June 30, 2007.

Thomas Bontems held a certificate for 4,000,000 shares of preferred stock of the Company that was cancelled in connection with the transactions contemplated by the Securities Purchase Agreement.  In connection with such cancellation, the Company agreed to issue him 1,938,800 shares of common stock in recognition of the consideration that he gave for the preferred stock.

Except for the transactions described above, there are no proposed transactions and no transactions during the past two years to which the Company was (or is) a party, and in which any officer, director, or principal stockholder, or their affiliates or associates, was also a party.

Description of Securities

The Company is authorized to issue 300,000,000 shares of common stock, $.0001 par value.  The Company is also authorized to issue 10,000,000 shares of preferred stock, par value $.0001

Common Stock

There are issued and outstanding 44,694,634 shares of common stock. The holders of common stock are entitled to one vote per share.  They are not entitled to cumulative voting rights or preemptive rights.  The holders of common stock are entitled to receive ratably such dividends, if any, as may be declared by the board of directors out of legally available funds. However, the current policy of the board of directors is to retain earnings, if any, for operations and growth. Upon liquidation, dissolution or winding-up, the holders of common stock are entitled to share ratably in all assets that are legally available for distribution after payment in full of any preferential amounts.  The holders of common stock have no subscription, redemption or conversion rights.  The rights, preferences and privileges of holders of common stock are subject to, and may be adversely affected by, the rights of the holders of any series of preferred stock, which may be designated solely by action of the board of directors and issued in the future.

Preferred Stock

There are no issued and outstanding shares of preferred stock.  The Articles of Incorporation of the Company provide for 10,000,000 shares of $.0001 par value preferred stock. There are no terms or conditions set forth in the Articles with respect to such preferred stock nor are there any “blank check” provisions that would enable the Board of Directors to establish a series of preferred stock having rights, preferences, terms and conditions as designated by the Board.

Registration Rights

None.

Market Price and Dividends

China Health is, and has always been, a privately-held company. There is not, and never has been, a public market for the securities of China Health. The Registrant’s common stock is approved for trading on the OTC Bulletin Board under the symbol UFOG, but there is currently no liquid trading market.

For the foreseeable future, the Company does not intend pay cash dividends to its stockholders.  China Health does not intend to pay any cash dividends to its parent shareholder.

Indemnification of Directors and Officers

Under Delaware law, a corporation may indemnify its officers, directors, employees and agents under certain circumstances, including indemnification of such persons against liability under the Securities Act of 1933, as amended. Those circumstances include that an officer, director, employee or agent may be indemnified if the person acted in good faith and in a manner that he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Article Seventh of the Company’s Articles of Incorporation provide that no director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law, (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation law or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

The Company is also permitted to apply for insurance on behalf of any director, officer, employee or other agent for liability arising out of his actions, whether or not the Delaware General Corporation Law would permit indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling an issuer pursuant to the foregoing provisions, the opinion of the Commission is that such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.

The effect of indemnification may be to limit the rights of the Company and its stockholders (through stockholders’ derivative suits on behalf of the Company) to recover monetary damages and expenses against a director for breach of fiduciary duty.

Trading Information

The Company’s common stock is currently approved for quotation on the OTC Bulletin Board maintained by the Financial Industry Regulatory Authority under the symbol “UFOG,” but there is currently no liquid trading market. The challenge for the Company will be to educate the market as to the values inherent in a healthcare and food products company located in China, and to develop an actively trading market.

The transfer agent for our common stock is Interwest Transfer Co., Inc., 1981 E. 4800 South, Ste. 100, Salt Lake, Utah 84111.   Telephone:  801-272-9294.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Except as set forth above, no director or officer of the Company or nominee for election as a director of the Company or associate of any director or officer of the Company has a substantial interest in the Proposed Amendment. No director of the Company has informed the Company in writing that such director intends to oppose the adoption of the Proposed Amendment. No security holder entitled to vote at a meeting or by written consent has submitted to the Company any proposal.

By Order of the Board of Directors.

/s/ Sun, Xin
Sun, Xin
Chairman

September 29, 2008

APPENDIX A

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of September 10, 2007, by and among Universal Fog, Inc., a Delaware corporation (the “Company”), Thomas Bontems, a citizen and resident of the state of Arizona (“Bontems”), and Sun, Xin, a resident and citizen of Harbin, Heilongjiang Province, People’s Republic of China (“Buyer”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(1) and 4(2) of the Securities Act (as defined below), and Regulation S promulgated under the Securities Act, Bontems desires to sell to Buyer, and Buyer desires to purchase from Bontems the (i) number of shares of Common Stock representing at least 51.53% of the total issued and outstanding shares of Common Stock of the Company on a fully diluted basis (the “Shares”), and (ii) 4,000,000 shares of Convertible Preferred Stock (the “Preferred Stock”).

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company, Bontems and Buyer agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(i).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144.

“Asset Purchase Agreement” means that certain asset purchase agreement dated the date hereof pursuant to which the principals of the Company will acquire all of the assets of the Company at a second phase closing, assume all the liabilities of the Company at a first phase closing, and indemnify Buyer from and against any and all liabilities of the Company as such term is defined by generally accepted accounting principles.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of Delaware are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Shares and the Preferred Stock pursuant to Section 2.1 on September 10, 2007, or such other date as agreed to by the parties.

“Closing Date” means the date of the Closing.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Common Stock of the Company, par value $.0001 per share, and any securities into which such Common Stock may hereafter be reclassified.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Vincent & Rees, L.C.

“Disclosure Schedules” means the Disclosure Schedules attached hereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Indemnified Party” shall have the meaning ascribed to such term Section 5.13(b).

“Indemnifying Party” shall have the meaning ascribed to such term in Section 5.13(b).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(n).

"Investor Securities" means the Shares and the Preferred Stock.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal or other restriction.

“Material Adverse Effect” shall have the meaning ascribed to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(l).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” means those 4,000,000 shares of Convertible Preferred Stock, par value $.0001, which are convertible into one share of common stock and which are insulated from the impact of a forward or reverse stock split or other recapitalization.

“Purchase Price” means the aggregate sum of $500,000.00.

“Registration Statement” means that certain registration statement on Form SB-2 with a registration number of 333-128831, and post-effective amendment No. 1 thereto, which was filed with the Commission on October 5, 2005 and extended by the Commission pursuant to a post effective order on July 13, 2007.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(g).

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of Common Stock purchased by Buyer pursuant to this Agreement.

“Subsidiary” shall have the meaning ascribed to such term in Section 3.1(a).

 “Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not quoted on a Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting price); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), and (ii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the OTC Bulletin Board.

“Transaction Documents” means this Agreement and any and all other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transaction Securities” means the Shares and the Preferred Stock.

ARTICLE II.

PURCHASE AND SALE

2.1 Closing. On the terms and subject to the conditions set forth in this Agreement, at the Closing, Bontems shall sell to Buyer and Buyer shall purchase from Bontems subject to Section 2.3, (i) the number of Shares set forth opposite Buyer’s name on the signature page hereto, and (ii) 4,000,000 shares of Preferred Stock. Upon satisfaction of the conditions set forth in Section 2.2, the Closing shall occur at the offices the Company located at 1808 South 1st Avenue, Phoenix, Arizona 85003, or such other location as the parties shall mutually agree.

2.2 Closing Conditions.

(a) At the Closing, as a condition to Buyer’s obligations hereunder, Bontems shall deliver or cause to be delivered to:

(i) Buyer, a certificate or certificates for the number of shares of Common Stock set forth opposite the name of Buyer on the signature page hereof, duly endorsed in blank with a medallion signature guaranty;
(ii) subject to Section 2.3, Buyer, a certificate for 4,000,000 shares of Preferred Stock, duly endorsed in blank with a medallion signature guaranty;
(iii) Buyer, this Agreement duly executed by the Company;
(iv) Buyer, evidence satisfactory that the principals of the Company have acquired all of the assets and liabilities of the Company pursuant to the Asset Purchase Agreement;
(v) Buyer, evidence satisfactory that the Registration Statement has been withdrawn pursuant to Rule 477 under the Securities Act.

(b) at the Closing, as a condition to Bontems’ obligations hereunder, Buyer shall deliver or cause to be delivered to Bontems the following:

(i) this Agreement duly executed by Buyer; and
(ii) Buyer’s payment for the Shares and Preferred Stock being purchased from the escrow account by wire transfer;

(c) at the Closing, as a condition to each party’s obligations hereunder, all representations and warranties of each of the parties herein shall remain true and correct in all material respects as of the Closing Date.

(d) as of the Closing Date, as a condition to the Buyer’s obligations hereunder, there shall have been no Material Adverse Effect (other than pursuant to the Asset Purchase Agreement) with respect to the Company since the date hereof.

(e) from the date hereof to the Closing Date, and as a condition to the Buyer’s obligations, (i) trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to Closing); (ii) trading in securities generally shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market; and (iii) no banking moratorium shall have been declared either by the United States or New York State authorities.

2.3 Escrow Provisions. Pending the sale of the Shares and the Preferred Stock, all funds paid hereunder shall be deposited by Buyer in escrow with Vincent & Rees, L.C. (the “Escrow Agent”) pursuant to an escrow agreement by and among the Escrow Agent, Bontems, and Buyer (the “Escrow Agreement”). On the Closing Date, the Escrow Agent shall deliver to the Buyer the Shares and Preferred Stock, and the balance of the Purchase Price to Bontems.

2.4 Certificates. Subject to Section 2.3 Buyer hereby authorizes and directs Bontems, upon the Closing, to deliver certificates representing the Shares and Preferred Stock to Buyer pursuant to this Agreement to Buyer’s address indicated in this Agreement.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company.  Except as set forth under the corresponding section of the Disclosure Schedules delivered concurrently herewith, the Company and Bontems, jointly and severally, hereby make the following representations and warranties as of the date hereof and as of the Closing Date to Buyer:

(a) Subsidiaries. Other than as disclosed in the SEC Reports, the Company has no direct or indirect subsidiaries (a “Subsidiary” and collectively, the “Subsidiaries”). The Company owns, directly or indirectly, all or the majority of the capital stock of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary (as applicable), except where the failure to be so qualified or in good standing (as applicable), as the case may be, would not result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(c) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and Bontems has the authority to enter into and to consummate the transactions contemplated by each of the Transactions Documents and otherwise to carry out their obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and Bontems and the consummation by them of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and Bontems and no further corporate action or other  action is required by the Company or Bontems in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and Bontems and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company and Bontems enforceable against the Company and Bontems in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and Bontems and the consummation by Bontems of the transactions contemplated thereby, do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, certificates of designation (or similar document related to preferred stock), bylaws and/or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise), or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected, except in the case of each of clauses (ii) and (iii), such as would not result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by Bontems of the Transaction Documents, other than file a current report on Form 8-K under the Exchange Act.

(f) Capitalization.  Except as set forth in the SEC Reports, the capitalization of the Company is as described in the Company’s most recent periodic report filed with the Commission. Except as set forth in the SEC Reports, the Company has not issued any capital stock since such filing other than shares pursuant to its registration statement on Form SB-2.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, for employee stock options under the Company’s stock option plans, or otherwise as reflected in the SEC Reports, there are no outstanding options, warrants (other than the Hahn Warrant to purchase 2,000,000 shares of Common Stock), script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The sale of the Securities will not obligate Bontems to sell shares of Common Stock or Preferred Stock other securities to any Person (other than Buyer) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(g) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or Section 15(d) of the Exchange Act, for the two (2) years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the “SEC Reports” and, together with the Disclosure Schedules to this Agreement, the “Disclosure Materials”).  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(h) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports and as contemplated by the Asset Purchase Agreement, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its holders of Common Stock or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to the usual and ordinary course of business and the existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

(i) Litigation. Except as disclosed in the SEC Reports or on Schedule 3.1(i) hereto, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency and/or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents and/or the Transaction Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor, to the knowledge of the Company, any director or officer thereof, except as disclosed in the SEC Reports, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty could result in a Material Adverse Effect.  Except as disclosed in the SEC Reports, to the knowledge of the Company, there is not pending or contemplated any investigation by the Commission and/or other entity involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(j) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

(k) Compliance. Except as disclosed in the SEC Reports, neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i), (ii) and (iii) as would not result in a Material Adverse Effect.

(l) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(m) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries, taken as a whole, and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, taken as a whole, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in material compliance.

(n) Patents and Trademarks. To the knowledge of the Company and each Subsidiary, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have would result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable.

(o) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports and the Asset Purchase Agreement, none of the officers, directors and/or employees of the Company and the Subsidiaries are, to the knowledge of the Company, a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (a) for payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of the Company and (c) for other employee benefits, including stock option agreements under any stock option plan of the Company.

(p) Internal Accounting Controls.  The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-SB or 10-QSB, as the case may be, is being prepared.

(q) Certain Fees. The Company has not entered into an agreement to pay any brokerage or finder’s fees or commissions to any person including, but not limited to, any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. Buyer shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement, except to the extent Buyer made an agreement to make any such payment to George Raney & Associates, Inc.

(r) Regulation S Offering. Assuming the accuracy of Buyer’s Regulation S representations and warranties set forth in Section 3.2(c), no registration under the Securities Act is required for the offer and sale of the Investor Securities by Bontems to Buyer as contemplated hereby. The sale of the Investor Securities hereunder does not contravene the rules and regulations of the Trading Market.

(s) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any is available, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Buyer as a result of the Buyer and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Bontem’s sale of the Transaction Securities and Buyer’s ownership of the Investor Securities.

(t) Registration Rights.  No person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(u) Right of First Refusal.   No person, firm or other business entity is a party to any agreement, contract or understanding, written or oral entitling such party to a right of first refusal with respect to offerings of securities by the Company.

(v) Disclosure. The Company confirms that, neither the Company nor any other Person acting on its behalf has provided any of Buyer or their agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that Buyer will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to Buyer regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(w) Conduct of Business.  Since December 31, 2006 and except as otherwise stated in the SEC Reports, the Company has not (a) incurred any debts, obligations or liabilities, absolute, accrued, contingent or otherwise, whether due or to become due, except current liabilities incurred in the usual and ordinary course of business, having a Material Adverse Effect, (b) made or suffered any changes in its contingent obligations by way of guaranty, endorsement (other than the endorsement of checks for deposit in the usual and ordinary course of business), indemnity, warranty or otherwise, (c) discharged or satisfied any liens other than those securing, or paid any obligation or liability other than, current liabilities shown on the balance sheet dated as at December 31, 2006 and forming part of the SEC Reports, and current liabilities incurred since December 31, 2006, in each case in the usual and ordinary course of business, (d) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, (e) sold, transferred or leased any of its assets except in the usual and ordinary course of business, (f) cancelled or compromised any debt or claim, or waived or released any right, of material value, (g) suffered any physical damage, destruction or loss (whether or not covered by insurance) adversely affecting the properties or business of the Company, (h) entered into any transaction other than in the usual and ordinary course of business except for this Agreement and the related agreements referred to herein, (i) encountered any labor difficulties or labor union organizing activities, (j) made or granted any wage or salary increase or entered into any employment agreement, (k) issued or sold any shares of capital stock or other securities or granted any options with respect thereto (except pursuant to the Registration Statement), or modified  any equity security of the Company, (l) declared or paid any dividends on or made any other distributions with respect to, or purchased or redeemed, any of its outstanding equity securities, (m) suffered or experienced any change in, or condition affecting, its condition (financial or otherwise), properties, assets, liabilities, business operations or results of operations other than changes, events or conditions in the usual and ordinary course of its business, having (either by itself or in conjunction with all such other changes, events and conditions) a Material Adverse Effect, (n) made any change in the accounting principles, methods or practices followed by it or depreciation or amortization policies or rates theretofore adopted, or (o) entered into any agreement or otherwise obligated itself, to do any of the foregoing.

3.2 Representations and Warranties of Buyer. Buyer hereby represents and warrants as of the date hereof and as of the Closing Date to the Company and Bontems, acknowledging that the Company and Bontems are relying upon the accuracy and completeness of the representations and warranties set forth herein:

(a) Organization; Authority. Buyer, if not a natural person, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by Buyer of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or similar action on the part of Buyer. Each Transaction Document to which it is a party has been duly executed by Buyer, and when delivered by Buyer in accordance with the terms hereof, will constitute the valid and legally binding obligation of Buyer, enforceable against it in accordance with its terms.

(b) Investment Intent. Buyer understands that the Investor Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and it is acquiring the Investor Securities as principal for its own account for investment purposes.

(c) Regulation S Representations, Warranties and Covenants.  Buyer  represents and warrants to, and covenants with, the Company and Bontems, as follows:

(1)
Buyer is not a U.S. person and is not acquiring the shares of common stock of UFOG for the account or for the benefit of any U.S. person and is not a U.S. person who purchased the shares of common stock in a transaction that did not require registration under the Securities Act.

(2)
Buyer agrees to resell such common stock only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

(3)	Buyer agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act.
(4)
Buyer consents to the certificate for the shares of common stock of UFOG to contain a legend to the effect that transfer is prohibited except pursuant to registration under the Securities Act, or pursuant to an available exemption from registration, and that hedging transactions involving the shares of common stock may not be conducted unless in compliance with the Securities Act.

(5)
Buyer acknowledges that the Company has agreed to refuse to register any transfer of the shares of common stock not made pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

(6)
Buyer covenants and represents and warrants in favor of the Company that all of the representations and warranties set forth herein shall be true and correct at the time of Closing as if made on that date.

(d) Buyer Status. At the time Buyer was offered the Shares and Preferred Stock, it was, and at the date hereof it is an “accredited investor” as defined in Rule 501(a) under the Securities Act. Buyer is not, and is not required to be, registered as a broker-dealer under Section 15 of the Exchange Act. In making an investment decision as to whether to purchase the Shares and Preferred Stock offered hereby, Buyer has relied solely upon the SEC Reports and the representation and warranties of the Company contained herein. Buyer has had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the Company and the officers and all such questions have been asked and answered by the Company to the satisfaction of the Buyer.

(e) Experience of Buyer. Buyer, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Investor Securities, and has so evaluated the merits and risks of such investment. Buyer is able to bear the economic risk of an investment in the Investor Securities and, at the present time, is able to afford a complete loss of such investment.

(f) General Solicitation.  Buyer is not purchasing the Shares and Preferred Stock as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(g) No Conflicts. Neither the execution and delivery of this Agreement and/or any Transaction Document, nor the consummation of the Transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Buyer is subject or any provision of its organizational documents or other similar governing instruments.

(h) No Advice. Buyer understands that nothing in this Agreement or any other materials presented to Buyer in connection with the purchase and sale of the Investor Securities constitutes legal, tax or investment advice. Buyer has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Investor Securities.

(i) No Litigation, Etc. There is no action, suit, proceeding, judgment, claim or investigation pending or, to the knowledge of the Buyer, threatened against the Buyer which could reasonably be expected in any manner to challenge or seek to prevent, enjoin, alter or materially delay any of the transactions contemplated by the Transaction Documents.

(j) Approvals. The execution, delivery and performance by Buyer of this Agreement and the Transaction Documents to which it is a party, and the consummation of the transactions set forth herein require no material action by or in respect of, or material filing with, any governmental body, agency, official or authority, by Buyer other than (i) any filings, authorizations, consents and approvals as may be required under the Hart-Scott-Rodino Improvements Act of 1976, as amended; (ii) the filing by Buyer with the Commission of such reports under the Exchange Act as may be required in connection with this Agreement, the Transaction Documents and the transactions contemplated hereby, and (iii) any filings required by the securities or blue sky laws of the various states.

The Company and Bontems acknowledge and agree that Buyer does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2 and Section 4.1.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Investor Securities may only be disposed of in compliance with state and federal securities laws.

(b) Buyer agrees to the imprinting of a legend on any of the Investor Securities in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THE SHARES AND COMMON STOCK INTO WHICH THE PREFERRED STOCK IS CONVERTIBLE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

4.2 Furnishing of Information.  Until the date Buyer does not own any Investor Securities, the Company covenants and agrees to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  Upon the request of any such holder of Investor Securities, the Company shall deliver to such holder a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. Until the date that Buyer does not own any Investor Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to Buyer and make publicly available in accordance with Rule 144(c) such information as is required for Buyer to sell any Shares and Preferred Stock under Rule 144. The Company further covenants and agrees that it will take such further action as any holder of Investor Securities may reasonably request, all to the extent required from time to time to enable such person to sell any Shares and Preferred Stock without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

4.3 Non-Public Information.  The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide Buyer or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Buyer shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that Buyer shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.4 Reimbursement. If any Buyer becomes involved in any capacity in any proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by Buyer to or with any current stockholder), solely as a result of Buyer's acquisition of the Securities under this Agreement, and provided any such person has complied with all laws, rules and regulations and is not in breach of any of its representations, warranties, or agreements made in any of the Transaction Documents, the Company will reimburse Buyer for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of Buyer who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of  Buyer and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, Buyer and any such Affiliate and any such Person. The Company also agrees that neither Buyer nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement, provided such person has complied with all laws, rules and regulations and is not in breach of any of its representations, warranties and agreements made in any of the Transaction Documents.

4.5 Reservation of Common Stock.  As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to sell the Shares, and issue the shares of common stock issuable upon conversion of the Preferred Stock.

4.6 Listing of Common Stock.  The Company hereby agrees to use its best efforts to maintain the listing of the Common Stock on its current Trading Market, and promptly file with the Trading Market to list the shares issuable upon conversion of the Preferred Stock on the Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Shares, common stock issuable upon conversion of the Preferred Stock, and will take such other action as is necessary or desirable in the opinion of Buyer to cause the Shares and common stock issuable upon conversion of the Preferred Stock to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on its current Trading Market and will use its best efforts to comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

4.7 Indemnification by Buyer. Buyer agrees to indemnify and hold harmless the Company, and its officers, directors, agents, representatives, shareholders and employees and each of their respective affiliates, and Bontems, in his individual capacity, from and against any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such party may suffer or incur which are caused by or arise out of (i) any material misrepresentation or material breach or default in the performance by it of any covenant or agreement made by it in this Agreement or in any of the Transaction Documents; (ii) any material misrepresentation or material breach of warranty or representation made by it in this Agreement or in any of the Transaction Documents or, (iii) any cause of action, suit or claim brought or made against such Indemnified Party and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents executed pursuant hereto by any of the Indemnified Parties. Notwithstanding anything to the contrary provided herein or elsewhere, the liability of Buyer under this Section 4.7 shall be limited to the amount paid by Buyer pursuant hereto to purchase the Investor Securities, and the procedures and timing for indemnification by Buyer under this Section 4.7 shall follow the procedures and provisions of Sections 5.13(b) and (c), mutatismutandis, with respect to indemnification by the Company of the Buyer.

4.8 Reporting Obligations. So long as Buyer beneficially owns any Investor Securities, the Company shall continue to file or furnish pursuant to the Exchange Act or the Securities Act, and the Company shall use commercially reasonable best efforts to maintain its status as an issuer required to file such reports under the Exchange Act.

4.9 No Assets or Liabilities at Closing. Bontems represents, warrants and agrees with Buyer that as of the conclusion of the First Phase Closing and the Second Phase Closing under the Asset Purchase Agreement, the Company shall have no “assets” or “liabilities” (other than the Humankind and affiliate assets and liabilities) as such terms are defined by generally accepted accounting principles consistently applied. It is the intention of the parties that all of the assets and liabilities of the Company shall have been transferred from the Company to the principals of the Company (or a company which they control) at the Second Phase Closing and First Phase Closing, respectively. In addition, Bontems represents, warrants and agrees with Buyer that as of the Closing, the stock of Universal Fog, Inc., an Arizona corporation, shall be conveyed to the principals of the Company (or a company which they control), and all of the liabilities (as previously defined) of Universal Fog, Inc., an Arizona corporation, shall have been assumed by such principals or their corporation, and such principals or their corporation shall, jointly and severally, indemnify and hold harmless the Buyer against any all liabilities of the Company and Universal Fog, Inc., an Arizona corporation.

4.10 Cancellation of Convertible Preferred Stock. The parties agree that the 4,000,000 shares of Convertible Preferred Stock shall be cancelled by the Company upon receipt by Buyer, and the Buyer shall caused to be issued 1,938,800 shares of common stock to Bontems, and 2,061,200 shares of common stock to the Buyer within two weeks of the date hereof.

ARTICLE V.

MISCELLANEOUS

5.1 Fees and Expenses. Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Bontems shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.

5.2 Entire Agreement. The Transaction Documents, together with any exhibits and any schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on (a) the next Business Day, if sent by U.S. nationally recognized overnight courier service for next day priority delivery, or (b) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications to the Company and Bontems shall be as set forth below and for Buyer shall be as set forth on the signature pages attached hereto.

If to the Company:

Universal Fog, Inc.
1808 South 1st Avenue
Phoenix, Arizona 85003
Attn: Thomas Bontems

If to Bontems:

c/o Universal Fog, Inc.
1808 South 1st Avenue
Phoenix, Arizona 85003

5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company, Bontems and Buyer or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.6 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company and Bontems may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Buyer. Buyer, however, may assign any or all of its Investor Securities and/or rights under this Agreement to any Person, provided such transferee agrees in writing to be bound, with respect to the transferred Investor Securities and otherwise, by the provisions hereof that apply to Buyer.

5.7 No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.8 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City of Wilmington, State of Delaware. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City of Wilmington, State of Delaware and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in Wilmington, Delaware. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

5.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and delivery of the Shares and Preferred Stock for a period of twelve (12) months.

5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, Buyer, the Company and Bontems will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.13 Indemnification by the Company and Bontems. The Company and Bontems shall, notwithstanding any termination of this Agreement, indemnify and hold harmless Buyer, the officers, directors, agents and employees of it, each Person who controls Buyer (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (including the cost (including without limitation, reasonable attorneys’ fees) and expenses relating to an Indemnified Party’s (as defined below) actions to enforce the provisions of this Section 5.13) (collectively, “Losses”), as incurred, to the extent arising out of or relating to (i) any material misrepresentation or material breach of any representation or warranty made by the Company or Bontems in the Transaction Documents, or, (ii) any material breach of any covenant, agreement or obligation of the Company or Bontems contained in the Transaction Documents, or (iii) any cause of action, suit or claim brought or made against such Indemnified Party and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents executed pursuant hereto by any of the Indemnified Parties. If the indemnification provided for in this Section 5.13 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Losses, then the Indemnifying Party (as defined below), in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the actions or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The Company and Bontems shall notify Buyer promptly of the institution, threat or assertion of any proceeding of which the Company or Bontems is aware in connection with the transactions contemplated by this Agreement.

(a) Conduct of Indemnification Proceedings. If any proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Company (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, however, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally judicially determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel for all Indemnified Parties in any matters related on a factual basis shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such proceeding affected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

(b) Timing of Payments.  All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section 5.13 shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party; provided, however, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

UNIVERSAL FOG, INC.

By: /s/ Thomas Bontems
            Thomas Bontems
            Chief Executive Officer

THOMAS BONTEMS

/s/ THOMAS BONTEMS
(In His Individual Capacity)

BUYER SIGNATURE PAGE

SUN, XIN

/s/ SUN, XIN
(In His Individual Capacity)

No. 33 An Kang Jie, Dao Li Qu, Harbin, Heilongjiang Province, PRC.

Address

Aggregate Number of Shares:   22,000,545

Dollar Amount of Shares: $500,000

APPENDIX B

ASSET PURCHASE AND SALE AGREEMENT

THIS ASSET PURCHASE AND SALE AGREEMENT (this “Agreement”) is made and entered into as of September 10, 2007, by and among Universal Fog, Inc., a corporation organized and existing under the laws of Delaware (“Seller”), and Universal Fog Systems, Inc., an Arizona corporation (“Buyer”). Capitalized terms used and not otherwise defined herein shall have the definitions assigned thereto in Section 10 below.

R E C I T A L S

WHEREAS, Buyer desires to acquire certain assets and business operations owned by Seller, and Seller is willing to sell such assets and business operations to Buyer, on the terms and conditions set forth in this Agreement.

A G R E E M E N T

NOW, THEREFORE, the parties, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree as follows:

1.	TRANSFERRED LIABILITIES; TRANSFERRED ASSETS; PURCHASE PRICE.

1.1.
Transferred Liabilities and Obligations.  The business operations conducted by Buyer are referred to herein as the “Business,” and the principal location at which the Business is conducted at 1808 South 1st Avenue, Phoenix, Arizona 85003. On the First Phase Closing Date (as hereinafter defined), following the execution of a certain Share Purchase Agreement executed by the Parties, and following the execution of this Agreement, Buyer agrees to assume, and Seller agrees to convey, transfer and deliver to Buyer, all of the liabilities related to the Business or used directly in connection with the Business (the “Transferred Liabilities”).  The Transferred Liabilities include, but are not limited to, the items described on Schedule 2 attached hereto, including the Assumed Contracts, if any.

1.2.
Transferred Assets.  Within ninety (90) days of the execution of this Agreement, and upon the execution of certain Share Exchange Agreements between the Seller and a third party operating company (the “Second Phase Closing” and the “Second Phase Closing Date”), Buyer agrees to acquire, and Seller agrees to convey, transfer and deliver to Buyer, all of the assets related to the Business, or used directly in connection with the Business, including cash, accounts receivable and accounts payable (the “Transferred Assets”).  The Transferred Assets include, but are not limited to, the items described on Schedule 1 attached hereto.

1.3	Purchase Price. In consideration for the transfer of the Transferred Assets, Buyer agrees to assume all liabilities of the Business, both known and unknown (the “Purchase Price”).

2.	CLOSING.

2.1.	Closing and Possession.

2.1.1.
Closing Dates.  Subject to the satisfaction of the conditions set forth herein, the first phase of the transaction which is the subject of this Agreement shall be closed on September __, 2007 (the “First Phase Closing” and/or “First Phase Closing Date”) at such time and place as the parties shall agree in good faith.  Within ninety (90) days following the First Phase Closing Date, the Second Phase Closing of the transaction shall be closed at such time and place as the parties shall agree in good faith.

2.1.2.
Possession Dates.  Actual possession by Buyer, and transfer of title and risk of loss of the Transferred Liabilities and Buyer’s assumption of the Assumed Contracts (if any), shall be deemed to occur effective as of 12:01 a.m. on the first day after the First Phase Closing Date, unless otherwise agreed by the parties in writing (the “First Phase Possession Date”).  The actual possession by Buyer, and transfer of title and risk of loss of the Transferred Assets shall be deemed to occur effective as of the Second Phase Closing Date and the execution of the Share Exchange Agreement between the Seller and a third party operating company (the “Second Phase Possession Date.”

2.2.	Deliveries by Seller.

2.2.1.	At the First Phase Closing, Seller shall deliver the following:

2.2.1.1.	A Bill of Sale and Assignment in the form attached hereto as Exhibit A (the “First Phase Bill of Sale”), executed by Seller, transferring all of the Transferred Liabilities of the Company to Buyer.

2.2.1.2.
All documentation required, if any, to permit Buyer to continue to use and occupy the Business’ location, including a sublease if necessary, in form and substance acceptable to Buyer, executed by the landlord of the Business’ location.

2.2.1.3.
Such other documents, including certificates and third-party consents or releases, as may be required hereunder or as reasonably requested by Buyer to complete the transactions contemplated in this Agreement.

2.2.2.	At the Second Phase Closing, Seller shall deliver the following:

2.2.2.1.	A Bill of Sale and Assignment in the form attached hereto as Exhibit B (the “Second Phase Bill of Sale”), executed by Seller, transferring all of the Transferred Assets of the Company to Buyer.

2.3.	Deliveries by Buyer. At the First Phase Closing, Buyer will deliver the following:

2.3.1.	The Purchase Price.

2.3.2.	Such other documents, including certificates, as may be required hereunder or as reasonably requested by Buyer to complete the transactions contemplated in this Agreement.

3.	SELLERS’ REPRESENTATIONS AND WARRANTIES. Seller represents and warrants to Buyer that the following are true, correct and complete as of the date of this Agreement:

3.1.
Authority.  Seller has all requisite right, power and authority to: (i) own its assets and to conduct the business operations of the Business as now being conducted; (ii) execute and deliver this Agreement and its related documents and perform its obligations hereunder and thereunder, and (iii) consummate the transactions contemplated in this Agreement.  There are no agreements, contracts or commitments to which either of the Seller or the Company is a party that would prohibit or restrict the transactions contemplated under this Agreement.  No consent, approval, order, or other authorization of any governmental or regulatory authority is required with respect to Seller’s execution and deliver of this Agreement or any related document, or consummation of the transactions contemplated herein or therein.  When executed and delivered by Seller, this Agreement constitutes the valid and binding obligation of Seller enforceable in accordance with its terms.

3.2.
Ownership of Transferred Assets; Condition of Tangible Transferred Assets. At the First Phase Closing, Buyer shall acquire all of Seller’s right, title and interest in the Transferred Liabilities.  At the Second Phase Closing, Buyer shall acquire all of Seller’s right, title and interest in the Transferred Assets.  The Transferred Assets are in good condition and repair, subject to ordinary wear and tear, and are adequate and fit for the uses for which they are intended or being used.

3.3.
Transaction Not a Breach. The execution and delivery of this Agreement and its related documents, the performance by Seller hereunder, and the consummation of the transactions described herein, will not conflict with or violate (i) any law, ordinance, regulation, order, award, judgment, injunction or decree applicable to Seller or to the Transferred Assets and Liabilities, or (ii) conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of the articles of incorporation, bylaws, or other instruments of formation or organization of Seller.

3.4.
Listings and Other Data.   All receivable listings, customer lists and all other information, reports and data made available or provided to Buyer by Seller are true, correct and accurate in all material respects as of the date provided or made available, as of the date of this Agreement.  Seller has no present knowledge of any intent of any current customer or vendor to modify or terminate any of its outstanding orders or contracts and Seller has received no notice to such effect.

3.5.
Litigation; Compliance with Laws; Licenses and Permits.  There is no Proceeding pending or, to the knowledge of Seller, threatened against or involving Seller, the Business, the Transferred Assets or the Transferred Liabilities, or the propriety of this Agreement or any of the transactions contemplated hereby, at law or in equity, or before or by any court, arbitrator or governmental authority, and the Business are not being operated under or subject to any order, final non-appealable judgment, decree, license or injunction of any court, arbitrator or governmental authority.

3.6.
Absence of Adverse Changes.  There has been no material adverse change, or any event, condition or occurrence that is reasonably likely to result in a material adverse change, to the condition of the Transferred Liabilities, the Transferred Assets or the business operations of the Business.

3.7.
Contracts. Seller has made available or been willing to provide to Buyer true and complete copies of all Assumed Contracts, including without limitation all current customer contracts relating to the Business.  There are no material agreements relating to the Business, whether verbal or written, that have not been disclosed to Buyer.  All of the Assumed Contracts are in full force and effect and are valid and enforceable according to their terms, and there are no material breaches or defaults thereunder, and no condition exists that would cause, whether by passage of time or otherwise, a breach or default thereunder.  Seller has not entered into any agreement or understanding, whether written or oral, that waives any of its respective rights under any of the Assumed Contracts.

3.8.
Environmental Issues.  In connection with the Business, Seller has not transported, stored, maintained, used, manufactured or released any hazardous material or other environmentally sensitive material or substance in violation of any applicable legal or regulatory requirement.

3.9.
Solvency.  Neither Seller nor the Business have been the subject of any bankruptcy proceedings (whether voluntary or involuntary), made an assignment for the benefit of creditors, been adjudicated bankrupt or insolvent, petitioned for or been assigned any receiver or trustee relating to the Business or any of the Transferred Liabilities or Transferred Assets, commenced any reorganization or restructuring of debt, or otherwise failed to fulfill its payment obligations in the ordinary course.  None of the above has been commenced or threatened against Seller or the Business.

3.10.
Disclosure.  No representation or warranty by Seller and no document furnished by Seller pursuant to this Agreement or otherwise in connection herewith contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which made, not misleading.

4.	BUYER’S REPRESENTATIONS AND WARRANTIES. Buyer represents and warrants to Seller that the following are true, correct and complete as of the date of this Agreement:

4.1.
Authority. Buyer has all requisite right, power and authority to: (i) execute and deliver this Agreement and its related documents and perform his obligations hereunder and thereunder, and (ii) consummate the transactions contemplated in this Agreement.  There are no agreements, contracts or commitments to which Buyer is a party that would prohibit or restrict the transactions contemplated under this Agreement.  No consent, approval, order, or other authorization of any governmental or regulatory authority is required with respect to Buyer’s execution and deliver of this Agreement or any related document, or consummation of the transactions contemplated herein or therein.  When executed and delivered by Buyer, this Agreement constitutes the valid and binding obligation of Buyer enforceable in accordance with its terms.

4.2.
Transaction Not a Breach.  The execution and delivery of this Agreement and its related documents, the performance by Buyer hereunder, and the consummation of the transactions described herein, will not conflict with or violate (i) any law, ordinance, regulation, order, award, judgment, injunction or decree applicable to Buyer, or (ii) conflict with or result in a material breach of any contract, agreement, or other instrument, obligation or understanding of any nature to which Buyer is a party or by which Buyer is bound or affected.

4.3.
Solvency.  Buyer has not been the subject of any bankruptcy proceedings (whether voluntary or involuntary), made an assignment for the benefit of creditors, been adjudicated bankrupt or insolvent, petitioned for or been assigned any receiver or trustee relating to his assets, commenced any reorganization or restructuring of debt, or otherwise failed to fulfill his payment obligations in the ordinary course.  None of the above has been commenced or threatened against Buyer.

5.	MANAGEMENT AND CONTROL OF ASSETS.

5.1.
Management.  During the ninety (90) day interim period between the First Phase Closing and the Second Phase Closing, Buyer shall assume all management and control of the assets and operations of the Business.  Buyer shall have supervisory control over the management of the Business, and may delegate duties according to its discretion.  Additionally Buyer shall perform all management functions related to and on behalf of the Business, including without limitation the power to enter into, make, sign, seal, deliver and perform all agreements, contracts, documents, instruments and other undertakings and to engage in all activities and transactions as may be necessary or desirable in order to carry out the Business.  Buyer shall be responsible for maintaining all financial and accounting records of the Business. Any and all revenue generated or cost incurred by Business shall be to the benefit or obligation of Buyer.

6.	ADDITIONAL COVENANTS.

6.1.
Expenses.  Unless expressly stated otherwise herein, each of Buyer and Seller will bear their own respective costs and expenses incurred in connection with the preparation and execution of this Agreement and its related documents, and the consummation of the transactions contemplated herein, including without limitation all legal fees and expenses, and fees arising from accountants, tax and financial advisors.

6.2.	Confidentiality.

6.2.1.
Each party agrees that it will (i) not disclose the other party’s Confidential Information to any third party; and (ii) protect all Confidential Information of the other party from unauthorized use, access, or disclosure in the same manner as it protects its own Confidential Information of a similar nature, and in no event with less than reasonable care.  Upon the disclosing party’s written request, the receiving party will promptly return any Confidential Information identified in the request to the disclosing party.  “Confidential Information” shall mean any information that is proprietary or non-public regarding any party, including without limitation, customer and vendor lists, business plans, network design and structure, and financial information.  Confidential Information shall include the terms of this Agreement.

6.2.2.
The foregoing restrictions will not apply to information that: (i) is or becomes generally known or available by publication, commercial use or otherwise through no fault of the receiving party or of any third party with a duty to keep such information confidential; (ii) is known to the receiving party at the time of disclosure without violation of any confidentiality restriction and without any restriction on the receiving party’s further use or disclosure; or (iii) is independently developed by the receiving party.

6.3.
Publicity; Press Releases.  The parties agree to consult with each other in good faith concerning any public reports, statement, press releases or other publicity (“Publicity”) regarding this Agreement or the transactions hereunder, but in no case will either party disclose in connection with any such Publicity any financial aspect of the Agreement or the transactions hereunder (including without limitation the Purchase Price) without the other party’s prior written consent; provided, however that any party shall be entitled to give notices or provide information regarding this Agreement or the transactions to governmental or regulatory authorities, creditors, legal and financial advisors, and others as legally required; and further provided, that nothing in this section shall prohibit Buyer from issuing a press release or other Publicity indicating new ownership of the Company (excepting financial information, as set forth above).

6.4.
Business Name.  The parties agree to work together in good faith following the First Phase Closing to obtain the transfer of the business name “Universal Fog, Inc.” to Buyer, including without limitation to execute and file any documents required by applicable rules and regulations of the relevant State and Federal agencies.  Pending such actual transfer, Seller hereby irrevocably grants to Buyer an exclusive license in all of Seller’s rights to use the business name “Universal Fog, Inc.”

7.	CONDITIONS PRECEDENT.

7.1.
Conditions Precedent to Buyer’s Obligations.  The obligations of Buyer to consummate the transactions contemplated hereunder and to proceed with the First Phase Closing and Second Phase Closing are subject to the fulfillment of the following conditions, any of which may be waived in whole or in part by Buyer in writing.

7.1.1.
Accuracy of Representations and Warranties.  The representations and warranties of Seller contained in Section 3 of this Agreement shall be true, complete and accurate in all material respects as of the First Phase Closing Date.

7.1.2.
Compliance with Agreement.  Seller shall have complied with all obligations, agreements, commitments and covenants, and shall have fulfilled all conditions, required by this Agreement and its related documents to be performed or complied with on or prior to the First Phase Closing Date.

7.1.3.
Authority; Third-Party Consents.  All actions necessary to authorize the execution, delivery and performance hereunder by Seller shall have been undertaken and completed.  Any filings, registrations, notices, consents, releases and approvals required by Seller from any governmental entity or other third party for the performance of Seller’s obligations hereunder shall have been obtained.  To the extent that any of such consents or approvals for any Assumed Contract have not been obtained prior to the First Phase Closing, and Buyer elects to close the transactions hereunder prior to receiving any such consent or approval, Seller and Buyer each agree to exercise best efforts to obtain such consent or approval as soon as reasonably feasible following the First Phase Closing, and Seller agrees in the meantime to facilitate Buyer’s receipt of the benefit of such Assumed Contracts and Buyer’s payment of any amounts due under the applicable Assumed Contracts until such consent or approval has been obtained.

7.1.4.
Reasonable Satisfaction.  The form and substance of all certificates, notices, actions and documents required to consummate the transactions contemplated hereunder shall have been reasonably satisfactory to Buyer and its counsel.

7.2.
Conditions Precedent to Seller’s Obligations.  The obligations of Seller to consummate the transactions contemplated hereunder and to proceed with the First Phase Closing are subject to the fulfillment of the following conditions, any of which may be waived in whole or in part by Seller in writing.

7.2.1.
Accuracy of Representations and Warranties.  The representations and warranties of Buyer contained in Section 4 of this Agreement shall be true, complete and accurate in all material respects as of the First Phase Closing Date.

7.2.2.
Compliance with Agreement.  Buyer shall have complied with all obligations, agreements, commitments and covenants, and shall have fulfilled all conditions, required by this Agreement and its related documents to be performed or complied with on or prior to the First Phase Closing Date.

7.2.3.
Reasonable Satisfaction.  The form and substance of all certificates, notices, actions and documents required to consummate the transactions contemplated hereunder shall have been reasonably satisfactory to Seller and its counsel.

8.	INDEMNIFICATION.

8.1.
Indemnification by Seller.  Seller shall defend, indemnify and hold harmless Buyer and each of Buyer’s officers, directors, shareholders, employees, counsel, agents, and their respective successors and assigns (collectively, the “Buyer Indemnitees”) from and against, and shall reimburse the Buyer Indemnitees for, each and every Loss incurred by any Buyer Indemnitee, directly or indirectly, arising out of or in connection with: (i) any material inaccuracy in any representation or warranty of Seller hereunder; (ii) any material breach or nonfulfillment of any covenant, agreement or other obligation of Seller under this Agreement or any related documents; (iii) any product liability or similar claim relating to business operations of the Business or sales by Seller prior to the Possession Date; or (iv) any debt, liability, or other obligation of Seller arising (or relating to the period) prior to the Possession Date, except for obligations (if any) assumed by Buyer hereunder or otherwise expressly accepted by Buyer in writing hereafter.

8.2.
Indemnification by Buyer.  Buyer shall defend, indemnify and hold harmless Seller and each of Seller’s officers, directors, shareholders, employees, counsel, agents, and their respective successors and assigns (collectively, the “Seller Indemnitees”) from and against, and shall reimburse the Seller Indemnitees for, each and every Loss incurred by any Seller Indemnitee, directly or indirectly, arising out of or in connection with: (i) any material inaccuracy in any representation or warranty of Buyer hereunder; (ii) any material breach or nonfulfillment of any covenant, agreement or other obligation of Buyer under this Agreement or any related documents; (iii) any product liability or similar claim relating to business operations of the Business or sales by Buyer after the Possession Date; or (iv) any debt, liability, or other obligation of Seller arising (or relating to the period) after the Possession Date relating to obligations assumed by Buyer or expressly accepted by Buyer in writing hereafter.

8.3.
Indemnification Procedure.  If any Proceeding shall be brought or asserted against a party entitled to indemnification (or any successor thereto) pursuant to Sections 7.1 or 7.2 (each, an “Indemnitee”) in respect of which indemnity may be sought under this Section 7 from an indemnifying party or any successor thereto (each, and “Indemnitor”), the Indemnitee shall give prompt written notice of such Proceeding to the Indemnitor.  The Indemnitor shall thereupon assume the defense thereof, including the engagement of legal counsel reasonably satisfactory to the Indemnitee and the payment of all reasonable expenses associated therewith; provided, that any delay or failure to provide such notice to the Indemnitor shall relieve the Indemnitor of its indemnification obligations only to the extent, if at all, that it has been prejudiced by reason of such delay or failure.  The Indemnitee shall, reasonably and in good faith, assist and cooperate in the defense thereof.    Notwithstanding anything herein to the contrary, the Indemnitor shall not, without the Indemnitee’s prior written consent, settle or compromise any Proceeding or consent to the entry of judgment with respect thereto.

9.	MISCELLANEOUS.

9.1.
Notices. Any notices from one party to another shall be deemed sufficiently given upon delivery (with the return receipt, the delivery receipt, or the affidavit of messenger), refusal by addressee or notice to the recipient from the Post Office that such notice is undeliverable, if such notice has been mailed by United States registered or certified mail, postage prepaid, or delivered by overnight courier addressed to:

If to Seller:

Universal Fog, Inc.
1808 South 1st Avenue
Phoenix, Arizona 85003

If to Buyer:

Universal Fog Systems, Inc.
1808 South 1st Avenue
Phoenix, Arizona 85003
Attn: Thomas Bontems

or at such other address or addresses as such party may from time to time specify by notice in writing to the other, given in the manner provided in this Section.

9.2.
Waiver; Severability. No delay or failure on the part of any party hereto in exercising any right, power or privilege under any of this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein.  The unenforceability or invalidity of any provision of this Agreement shall not affect the enforceability or validity of any other provision.

9.3.
Benefit and Assignment.  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, beneficiaries, successors and assigns.  Except as expressly stated herein, this Agreement shall not confer any rights or remedies on any third party.

9.4.
Entire Agreement; Amendment. The schedules and exhibits attached to this Agreement are incorporated herein by reference. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereto, supersedes all prior oral or written agreements, instruments and understandings with respect to such matters, and may be modified only by instruments signed by the parties.  This Agreement may not be amended or modified except by written agreement of the parties hereto.

9.5.
Survival.  All of the covenants of the parties shall survive the execution of this Agreement, the First Phase Closing and the Second Phase Closing, including without limitation the indemnification obligations of the parties.  All of the representations and warranties of the parties shall survive the execution of this Agreement, the First Phase Closing and the Second Phase Closing, regardless of the parties’ respective due diligence investigations and even if the other party knows or should have known of any misrepresentation or breach of any warranty at the time of the First Phase Closing, for a period of one year following the First Phase Closing.

9.6.
Further Assurances.  Prior to, on and after each of the First Phase Closing and Second Phase Closing, each party shall execute, deliver and/or furnish to the other party, upon reasonable request, such further information or documents, and do such other acts and things, for the purpose of fulfilling the transactions contemplated hereunder.

9.7.
Attorneys’ Fees.  In the event that any party hereunder brings a Proceeding to enforce this Agreement, the party that prevails in such Proceeding shall be entitled to recover, in addition to all other amounts and relief that may be granted, its reasonable costs and attorneys’ fees incurred in connection with such Proceeding.

9.8.
Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

9.9.
Governing Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating hereto, shall be construed and governed in accordance with the laws of the State of Arizona, excluding the choice of law rules thereof.

9.10.
Headings; Interpretation. The subject headings of Sections of this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.  This Agreement shall be interpreted as if all the parties had drafted it.

10.	DEFINITIONS. In addition to any other definitions contained in this Agreement, the following words, terms and phrases shall have the following meanings when used in this Agreement.

“Agreement” means this Asset Purchase and Sale Agreement.

“Assumed Contracts” means the certain contracts, if any, relating to the Business that are to be assumed by Buyer and are listed on Schedule 2 attached to the Agreement.

“Bill of Sale” has the meaning ascribed thereto in Section 2.2.2.

“Business” has the meaning ascribed thereto in Section 1.1.

“Buyer” means Universal Fog Systems, Inc., an Arizona corporation.

“Buyer Indemnities” has the meaning ascribed thereto in Section 7.1.

“Confidential Information” has the meaning ascribed thereto in Section 5.2.1.

“Encumbrance” means any encumbrance, security interest, mortgage, lien, pledge, claim, lease, right of first refusal, option, restrictive easement, charge or other restriction or third party rights.

First Phase Closing has the meaning described thereto in Section 2.1.1

“Indemnitee” has the meaning ascribed thereto in Section 7.3.

“Indemnitor” has the meaning ascribed thereto in Section 7.3.

“Knowledge” or “knowledge” (including the terms “knowing” and “knowingly”) will be deemed to be present with any party when the matter in question was brought to the attention of, or if due diligence had been exercised, would have been brought to the attention of the party, or any of its responsible employees.

“Loss” means any loss, damage, injury, harm, detriment, decline in value, liability, claim, demand, cost of any Proceeding, settlement, judgment, award, fine, penalty, tax, fee, charge, cost or expense (including, without limitation, costs associated with avoiding any of the foregoing), and the fees, disbursements and expenses of attorneys, accountants and other professional advisors).

“Proceeding” means any action, suit, litigation, arbitration, lawsuit, claim, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding, and any informal proceeding), prosecution, contest, hearing, inquiry, audit, examination, investigation, challenge, controversy or dispute commenced, brought or conducted or through any governmental authority, including the courts, or any arbitrator.

“Promissory Note” and “Promissory Notes” have the meaning ascribed thereto in Section 1.3.3.

“Publicity” has the meaning ascribed thereto in Section 5.3.

“Purchase Price” has the meaning ascribed thereto in Section 1.3.

“Second Phase Closing” has the meaning ascribed thereto in Section 1.2.

“Security Agreement” has the meaning ascribed thereto in Section 1.3.3.

“Seller Indemnities” has the meaning ascribed thereto in Section 7.2.

“Seller” means Universal Fog, Inc., a corporation organized and existing under the laws of Delaware.

“Taxes” means all taxes, charges, fees, levies, duties or other similar assessments, reassessments or liabilities.

“Tax Returns” mean any report, return or statement required to be supplied to a taxing authority in connection with Taxes.

“Transferred Assets” has the meaning ascribed thereto in Section 1.1.

[Remainder of page intentionally left blank; signature page to follow.]

IN WITNESS WHEREOF, the parties have duly executed and delivered this Asset Purchase and Sale Agreement effective as of the date first above written.

SELLER:                                                                                         BUYER:

Universal Fog, Inc.                                                                        Universal Fog Systems, Inc.

/s/ Tom Bontems                                                                            /s/ Tom Bontems
Tom Bontems, President                                                               Tom Bontems, President

LIST OF SCHEDULES AND EXHIBITS

Schedule 1 – List of Transferred Assets

Schedule 2 – List of Transferred Liabilities and Assumed Contracts

Exhibit A  –  First Phase Bill of Sale

Exhibit B  –  Second Phase Bill of Sale

Schedule 1

List of Transferred Assets

The “Transferred Assets” shall constitute the following:

All assets used directly in the business operations of the Business, including without limitation as set forth on the attached equipment list entitled “Universal Fog, Inc.: Equipment List,” and all other equipment, fixtures, property, furniture and other personal property, goodwill, inventory, trademarks, trade names, lease and leasehold improvements, telephone numbers, customer lists, transferable permits and licenses, signs, training materials and other proprietary information, and other intangible assets, including cash, accounts receivable, and accounts payable.

Schedule 2

List of Assumed Liabilities and Contracts

The Assumed Liabilities and Contracts shall constitute the following:

[Provided by Seller to Buyer]

EXHIBIT A

First Phase Bill of Sale

FIRST PHASEBILL OF SALE AND ASSIGNMENT

This FIRST PHASE BILL OF SALE AND ASSIGNMENT is executed as of September 10, 2007, by Universal Fog, Inc., a corporation organized and existing under the laws of Delaware (“Assignor”) in favor of Universal Fog Systems, Inc., an Arizona corporation (“Assignee”), pursuant to that certain Asset Purchase and Sale Agreement of even date herewith between Assignor and Assignee (the “Asset Purchase Agreement”).  Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Asset Purchase Agreement.

Assignor hereby assigns, grants, bargains, sells, conveys, transfers and sets over unto Assignee all of the Transferred Liabilities, including, without limitation, the following: (i) [insert description of liabilities here].

Except as otherwise expressly set forth herein and in the Asset Purchase Agreement, Assignor makes no representation or warranty to Assignee regarding the Transferred Liabilities, express or implied.

IN WITNESS WHEREOF, Assignor has executed this First Phase Bill of Sale and Assignment as of the date first set forth above.

Universal Fog, Inc.

/s/ Tom Bontems
Tom Bontems, President

EXHIBIT B

Second Phase Bill of Sale

BILL OF SALE AND ASSIGNMENT

This SECOND PHASE BILL OF SALE AND ASSIGNMENT is executed as of _____________ __, 2008, by Universal Fog, Inc., a corporation organized and existing under the laws of Delaware (“Assignor”) in favor of Universal Fog Systems, Inc., an Arizona corporation (“Assignee”), pursuant to that certain Asset Purchase and Sale Agreement of even date herewith between Assignor and Assignee (the “Asset Purchase Agreement”).  Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Asset Purchase Agreement.

Assignor hereby assigns, grants, bargains, sells, conveys, transfers and sets over unto Assignee all of the Transferred Assets, including, without limitation, the following: (i) all inventory and equipment located at or used in the Business, (ii) all rights, title and interests of Seller under the Assumed Contracts, if any; (iii) all other personal property owned or leased by Seller and used in the Business; (iv) all goodwill and other intangible assets of Seller and Business, but not including cash or accounts receivable; and (v) all books, records, instruction manuals, logs, customer and vendor lists, and other documentation except the accounting records relating to any of the above.

Assignor hereby warrants to Assignee and its successors and assigns that good any marketable title to the Transferred Assets is hereby conveyed to Assignee, free and clear of all Encumbrances except as set forth in the Asset Purchase Agreement, and Assignor agrees with Assignee and its successors and assigns that Assignor will warrant and forever defend such title so conveyed against all claims and contrary demands whatsoever.

Except as otherwise expressly set forth herein and in the Asset Purchase Agreement, Assignor makes no representation or warranty to Assignee regarding the Transferred Assets, express or implied, including without limitation any warranty of merchantability or fitness for a particular purpose.

IN WITNESS WHEREOF, Assignor has executed this Second Phase Bill of Sale and Assignment as of the date first set forth above.

Universal Fog, Inc.

Name:
Title:

APPENDIX C

SHARE EXCHANGE AGREEMENT

SHARE EXCHANGE AGREEMENT (THIS "AGREEMENT") IS MADE THIS 15TH DAY OF OCTOBER 2007, BY AND BETWEEN UNIVERSAL FOG, INC., A DELAWARE CORPORATION (“UFOG”); THOMAS BONTEMS, THE CHIEF EXECUTIVE OFFICER OF UFOG (“BONTEMS”); SUN, XIN, A CITIZEN AND RESIDENT OF THE PEOPLE’S REPUBLIC OF CHINA AND MAJORITY SHAREHOLDER OF UFOG (THE “MAJORITY SHAREHOLDER”) AND 100% OWNER OF THE SHARE CAPITAL OF CHINA HEALTH INDUSTRIES HOLDINGS LIMITED; CHINA HEALTH INDUSTRIES HOLDINGS LIMITED, A CORPORATION ORGANIZED UNDER THE LAWS OF THE HONG KONG SAR OF THE PEOPLE’S REPUBLIC OF CHINA (“CHINA HEALTH”) AND THE OWNER OF 100% OF THE SHARE CAPITAL OF HARBIN HUMANKIND BIOLOGY TECHNOLOGY CO. LIMITED; AND HARBIN HUMANKIND BIOLOGY TECHNOLOGY CO. LIMITED, A CORPORATION ORGANIZED UNDER THE LAWS OF THE PEOPLE’S REPUBLIC OF CHINA (“HARBIN HUMANKIND”)(CHINA HEALTH AND HARBIN HUMANKIND BEING HEREINAFTER REFERRED TO AS THE “HARBIN SUBSIDIARIES”); ALL OF WHOM EXECUTE AND DELIVER THIS AGREEMENT, BASED ON THE FOLLOWING:

Recitals

WHEREAS, UFOG wishes to acquire one hundred percent (100%) of all of the issued and outstanding share capital of China Health from the Majority Shareholder in an exchange for sixty million (60,000,000) shares of common stock of UFOG in a transaction intended to qualify as a tax-free exchange pursuant to sections 351 and 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

WHEREAS, in furtherance thereof, the respective Boards of Directors of UFOG and the Harbin Subsidiaries, have approved the exchange, upon the terms and subject to the conditions set forth in this Agreement, pursuant to which one hundred percent (100%) of the share capital of China Health (the "China Health Share Capital”) issued and outstanding prior to the exchange, will be exchanged by the Majority Shareholder in the aggregate for 60,000,000 shares of common stock, $.0001 par value, of UFOG (the "UFOG Common Stock").

WHEREAS, neither party is seeking tax counsel or legal or accounting opinions on whether the transaction qualifies for tax free treatment.

Agreement

Based on the stated premises, which are incorporated herein by reference, and for and in consideration of the mutual covenants and agreements hereinafter set forth, the mutual benefits to the parties to be derived herefrom, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed as follows:

ARTICLE I
EXCHANGE OF SHARE CAPITAL FOR STOCK

1.01 Exchange of Share Capital for Stock. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 1.05 hereof), the Majority Shareholder  shall assign, transfer, and deliver to UFOG, free and clear of all liens, pledges, encumbrances, charges, restrictions, or claims of any kind, nature, or description, the China Health Share Capital, and UFOG agrees to acquire such share capital on such date by issuing and delivering in exchange therefore to the Majority Shareholder the UFOG Common Stock. All shares of UFOG Common Stock to be issued and delivered pursuant to this Agreement shall be appropriately adjusted to take into account any stock split, stock dividend, reverse stock split, recapitalization, or similar change in the UFOG Common Stock which may occur between the date of the execution of this Agreement and the Closing Date.

1.02 Delivery of China Health Share Capital by the Majority Shareholder. The transfer of the China Health Share Capital by the Majority Shareholder shall be effected by the delivery to UFOG at the Closing (as set forth in Section 1.05 hereof) of an endorsement of the share capital in the name of UFOG followed by registration of the same in the name of UFOG with the appropriate government ministry of China.

1.03 Operation as Wholly-Owned Subsidiary. After giving effect to the transaction contemplated hereby, UFOG will own one hundred percent (100%) of all of the share capital of China Health and China Health will be a wholly-owned subsidiary of UFOG operating under the name “China Health Industries Holdings Limited”, a corporation organized and existing under the laws of the Hong Kong SAR of the People’s Republic of China.  Harbin Humankind will become a wholly-owned indirect subsidiary of UFOG operating under the name “Harbin Humankind Biology Technology Co. Limited,” a corporation organized and existing under the laws of the People’s Republic of China.

1.04 Further Assurances. At the Closing and from time to time thereafter, the Majority Shareholder shall execute such additional instruments and take such other action as UFOG may reasonably request, without undue cost to the Majority Shareholder in order to more effectively sell, transfer, and assign clear title and ownership in the China Health Share Capital to UFOG.

1.05 Closing and Parties. The Closing contemplated hereby shall be held at a mutually agreed upon time and place on or before October 31, 2007, or on another date to be agreed to in writing by the parties (the "Closing Date”). The Agreement may be closed at any time following approval by a majority of Board of Directors of UFOG and by a majority of the Board of Directors of the Harbin Subsidiaries and the approval of the Majority Shareholder. The Closing may be accomplished by wire, express mail, overnight courier, conference telephone call or as otherwise agreed to by the respective parties or their duly authorized representatives.

1.06 Closing Events.

(a)	UFOG Deliveries. Subject to fulfillment or waiver of the conditions set forth in Article IV, UFOG shall deliver to the Majority Shareholder at Closing all the following:

(i)
A certificate of good standing from the Department of the Secretary of the State of  Delaware, issued as of a date within ten days prior to the Closing Date, certifying that UFOG is in good standing as a corporation in the State of Delaware;

(ii)	Incumbency and specimen signature certificates dated the Closing Date with respect to the officers of UFOG executing this Agreement and any other document delivered pursuant hereto on behalf of UFOG;
(iii)
Copies of the resolutions/consents of UFOG’s board of directors and shareholder minutes or consents authorizing the execution and performance of this Agreement and the contemplated transactions, certified by the secretary or an assistant secretary of UFOG as of the Closing Date;

(iv)	The certificate contemplated by Section 4.01, duly executed by the chief executive officer of UFOG;
(v)	The certificate contemplated by Section 4.02, dated the Closing Date, signed by the chief executive officer of UFOG;
(vi)	Certificates for 60,000,000 shares of UFOG Common Stock issued in the name of the Majority Shareholder; and
(vii)
In addition to the above deliveries, UFOG shall take all steps and actions as the Majority Shareholder may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

(b)
China Health Deliveries. Subject to fulfillment or waiver of the conditions set forth in Article V, the Harbin Subsidiaries and/or the Majority Shareholder shall deliver to UFOG at Closing all the following:

(i)	Incumbency and specimen signature certificates dated the Closing Date with respect to the officers executing this Agreement and any other document delivered pursuant;
(ii)
Copies of resolutions/consents of the board of directors of China Health authorizing the execution and performance of this Agreement and the contemplated transactions, certified by the secretary or an assistant secretary of China Health as of the Closing Date;

(iii)	The certificate contemplated by Section 5.01, executed by the Majority Shareholder; and
(iv)	The certificate contemplated by Section 5.02, dated the Closing Date, signed by the chief executive officer of Harbin Humankind.
(v)
In addition to the above deliveries, China Health and/or the Majority Shareholder shall take all steps and actions as UFOG may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

1.07 Director and Officer Resignations.
At Closing, the current Board of Directors of UFOG shall appoint such director nominees as may be designated by the Majority Shareholder to fill vacancies on the Board of Directors of UFOG, and, thereafter, the current directors of UFOG shall resign. In addition, at closing all officers of UFOG shall tender their resignations to the Board of Directors, and new officers of UFOG shall be appointed by the newly appointed Board of Directors of UFOG.  All such director and officer resignations shall be in compliance with the Securities Exchange Act of 1934, as amended, and pursuant to a previously filed Information Statement on Schedule 14F-1 prepared and filed by UFOG.

ARTICLE II
REPRESENTATIONS, COVENANTS AND WARRANTIES OF UFOG, ETC.

As an inducement to, and to obtain the reliance of the Majority Shareholder and the Harbin Subsidiaries, UFOG and Bontems, jointly and severally, represent, promise and warrant as follows:

2.01           Organization.
UFOG is, and will be at Closing, a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has the corporate power and is and will be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified in which the character and location of the assets owned by it or the nature of the material business transacted by it requires qualification, except where failure to do so would not have a material adverse effect on its business, operations, properties, assets or condition.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of UFOG’s Articles of Incorporation or Bylaws, or other agreement to which it is a party or by which it is bound.

2.02           Approval of Agreement; Enforceability.
UFOG has full power, authority, and legal right and has taken, or will take, all action required by law, its Articles of Incorporation, Bylaws, and otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated.  The board of directors of UFOG has authorized and approved the execution, delivery, and performance of this Agreement. This Agreement, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of UFOG and Bontems enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies. The UFOG shareholders will not have dissenter’s rights with respect to any of the transactions contemplated herein.

2.03           Capitalization.
The authorized capitalization of UFOG consists of 300,000,000 shares of common stock, $0.0001 par value, of which 44,694,634 shares were issued and outstanding as of September 10, 2007. There are 10,000,000 authorized shares of preferred stock, $.0001 par value, and 4,000,000 shares of convertible preferred stock are issued and outstanding. There are, and at the Closing, there will be no outstanding subscriptions, options, warrants, convertible securities, calls, rights, commitments or agreements calling for or requiring issuance or transfer, sale or other disposition of any shares of capital stock of the Company or calling for or requiring the issuance of any securities or rights convertible into or exchangeable (including on a contingent basis) for shares of capital stock.  All of the outstanding shares of UFOG are duly authorized, validly issued, fully paid and non-assessable and not issued in violation of the preemptive or other right of any person.  There are no dividends due, to be paid or in arrears with respect to any of the capital stock of Company.

2.04           Financial Statements.
(i)  UFOG has previously delivered to China Health an audited balance sheet of UFOG as of December 31, 2006, and the related statements of operations, stockholders' equity (deficit), and cash flows for the fiscal year ended December 31, 2006, including the notes thereto, and an unaudited balance sheet of UFOG as of June 30, 2007, and the related unaudited statements of operations, stockholders’ equity (deficit), and cash flows for the fiscal quarter ended June 30, 2007 (collectively the “Financial Statements”) and the accompanying auditor’s report to the effect that such audited financial statements contain all adjustments (all of which are normal recurring adjustments) necessary to present fairly the results of operations and financial position for the periods and as of the dates indicated.

(ii)  The Financial Statements of UFOG delivered pursuant to Section 2.04(i) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved as explained in the notes to such financial statements. The UFOG Financial Statements present fairly, in all material respects, as of the closing date, the financial position of UFOG. UFOG will not have, as of the Closing Date, any liabilities, obligations or claims against it (absolute or contingent), and all assets reflected on such financial statements present fairly the assets of UFOG in accordance with generally accepted accounting principles.

(iii)  UFOG has filed or will file as the Closing Date its tax returns required to be filed for its two most recent fiscal years and will pay all taxes due thereon.  All such returns and reports are accurate and correct in all material respects.  UFOG has no liabilities with respect to the payment of any federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties) accrued for or applicable to the period ended on the closing date and all such dates and years and periods prior thereto and for which UFOG may at said date have been liable in its own right or as transferee of the assets of, or as successor to, any other corporation or entity, except for taxes accrued but not yet due and payable, and to the best knowledge of UFOG, no deficiency assessment or proposed adjustment of any such tax return is pending, proposed or contemplated.  None of such income tax returns has been examined or is currently being examined by the Internal Revenue Service and no deficiency assessment or proposed adjustment of any such return is pending, proposed or contemplated.  UFOG has not made any election pursuant to the provisions of any applicable tax laws (other than elections that relate solely to methods of accounting, depreciation, or amortization) that would have a material adverse affect on UFOG, its financial condition, its business as presently conducted or proposed to be conducted, or any of its respective properties or material assets.  There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return of UFOG.

2.05           Information.
The information concerning UFOG set forth in this Agreement is complete and accurate in all respects and does not contain any untrue statement of a fact or omit to state a fact required to make the statements made, in light of the circumstances under which they were made, not misleading.  UFOG shall cause the information delivered by it pursuant hereto to the Majority Shareholder to be updated after the date hereof up to and including the Closing Date.

2.06           Absence of Certain Changes or Events.
Except as set forth in this Agreement, since the date of the most recent UFOG balance sheet described in Section 2.04 and included in the information referred to in Section 2.05:

(a)  There has not been: (i) any adverse change in the business, operations, properties, level of inventory, assets, or condition of UFOG; or (ii) any damage, destruction, or loss to UFOG (whether or not covered by insurance) adversely affecting the business, operations, properties, assets, or conditions of UFOG;

(b)  UFOG has not: (i) amended its Articles of Incorporation or Bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of UFOG; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any other material transactions; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its employees whose monthly compensation exceeds $1,000; or (viii) made any increase in any profit-sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

(c)  UFOG has not: (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent UFOG balance sheet and current liabilities incurred since that date in the ordinary course of business; (iv) sold or transferred, or agreed to sell or transfer, any of its material assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $5,000 or canceled, or agreed to cancel, any debts or claims (except debts and claims which in the aggregate are of a value of less than $5,000); (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of UFOG; or (vi) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and

(d)  UFOG has not become subject to any law, order, investigation, inquiry, grievance or regulation which materially and adversely affects, or in the future would be reasonably expected to adversely affect, the business, operations, properties, assets, or condition of UFOG.

2.07           Litigation and Proceedings.
There are no material actions, suits, claims, or administrative or other proceedings pending, asserted or unasserted, threatened by or against UFOG or adversely affecting UFOG or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.  UFOG is not in default of any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

2.08           Compliance With Laws; Government Authorization.
(a) UFOG and its officers and directors have complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business, including federal and state securities laws.  UFOG and its officers, directors and beneficial owners are not under investigation by any federal, state, county or local authorities, including the Commission. UFOG and its officers, directors and beneficial owners have not received notification from any federal, state, county, or local authorities, including the Commission,  that it or any of its officers or directors will be the subject of a legal action or that the Commission’s Division of Enforcement will be recommending to the Commission that a Federal District Court or Commission administrative action or any other action be filed or taken against UFOG and its officers, directors and beneficial owners.

(b)  UFOG has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date of this Agreement.  No authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by UFOG of this Agreement and the consummation by UFOG of the transactions contemplated hereby.

2.09           Securities and Exchange Commission Compliance of UFOG.  UFOG has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) and has complied in all respects with Rule 14(a) and 14(c) of the Exchange Act, and with Sections 13 and 15(d) of the Exchange Act, and UFOG, its management and beneficial owners have complied in all respects with Sections 13(d) and 16(a) of the Exchange Act.

2.10           Contract Defaults.
UFOG is not in default under the terms of any outstanding contract, agreement, lease, or other commitment, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any respect under any such contract, agreement, lease, or other commitment.

2.11           No Conflict With Other Instruments.
The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which UFOG is a party or to which any of its properties or operations are subject.

2.12           Subsidiary.
UFOG beneficially owns all of the outstanding capital stock of Universal Fog, Inc., an Arizona corporation, and it does not own either beneficially or of record any equity interest in any other company. UFOG does not have a predecessor as that term is defined under generally accepted accounting principles or Regulation S-X promulgated by the Securities and Exchange Commission.

2.13           UFOG Documents.
UFOG has delivered to the Majority Shareholder copies of the following documents, which are collectively referred to as the "UFOG Documents" and which consist of the following dated as of the date of execution of this Agreement, all certified by a duly authorized officer of UFOG as complete, true, and accurate:

(a)  A copy of the Articles of Incorporation and Bylaws of UFOG in effect as of the date of this Agreement;

(b)  A copy of resolutions adopted by the board of directors of UFOG approving this Agreement and the transactions herein contemplated;

(c)  A document setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of UFOG since the most recent UFOG balance sheet required to be provided pursuant to Section 2.04 hereof, updated to the Closing Date;

2.14           Quotation on the OTC Bulletin Board.  UFOG’s Common Stock is quoted in good standing on the OTC Bulletin Board under the symbol “UFOG” and UFOG will retain such quotation and standing on the OTC Bulletin Board until the Closing of the transactions contemplated herein, without a penalty such as receipt of an “E” or otherwise being penalized by NASD or the OTCBB.

2.15           Delivery of Shareholder List.  Upon execution of this agreement, UFOG shall deliver a certified shareholder list from its transfer agent setting forth the name of each UFOG shareholder, the number of shares held by each, dated as of a date within fifteen days of closing and whether such shares held are restricted securities. In connection therewith, UFOG represents that none of its shareholders are nominees for any other person.

2.16           Liabilities, Indebtedness, etc.
As of the Closing Date, UFOG shall not have any liabilities or indebtedness as such terms are defined by Generally Accepted Accounting Principles.

ARTICLE III
REPRESENTATIONS, COVENANTS, WARRANTIES OF THE MAJORITY SHAREHOLDER AND THE HARBIN SUBSIDIARIES

As an inducement to, and to obtain the reliance of UFOG, the Majority Shareholder and the Harbin Subsidiaries, jointly and severally, represent and warrant as follows:

3.01           Organization.
China Health is, and will be on the Closing Date, a corporation duly organized and validly existing under the laws of the Hong Kong SAR of the People’s Republic of China, and has the corporate power and is and will be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified in which the character and location of the assets owned by it or the nature of the material business transacted by it requires qualification, except where failure to do so would not have a material adverse effect on its business, operations, properties, assets or condition of China Health.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of China Health’s constituent documents, or other material agreement to which it is a party or by which it is bound, nor will they violate any laws, rules or policies of the government of the Hong Kong SAR of the People’s Republic of China.

3.02           Approval of Agreement; Enforceability.
China Health has full power, authority, and legal right and has taken, or will take, all action required by law, its constituent documents, or otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated. The board of directors of China Health has authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby, subject to the approval of the Majority Shareholder, which has been obtained, and compliance with any laws, rules or policies of the government of the Hong Kong SAR of the People’s Republic of China.  This Agreement, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Majority Shareholder and the Harbin Subsidiaries enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

3.03           Capitalization.
The issued and outstanding share capital of China Health consists of 1,280 USD as of July 31, 2007.  Such share capital is validly issued, fully paid, and nonassessable.

3.04           Financial Statements.
(a)  Harbin Humankind has previously delivered to UFOG a copy of an audited balance sheet of Harbin Humankind as of June 30, 2007 and the related audited statements of operations, cash flows, and share capital for the years ended June 30, 2007 and 2006, including the notes thereto to the effect that such financial statements contain all adjustments (all of which are normal recurring adjustments) necessary to present fairly the results of operations and financial position for the periods and as of the dates indicated.

China Health has previously delivered to UFOG a copy of an audited balance sheet of China Health as of July 31, 2007 and the related audited statements of operations, cash flows, and share capital for the period from July 20, 2007 (Inception) through July 31, 2007, including the notes thereto to the effect that such financial statements contain all adjustments (all of which are normal recurring adjustments) necessary to present fairly the results of operations and financial position for the periods and as of the dates indicated.

(b)  The audited financial statements delivered pursuant to Section 3.04(a) have been prepared in accordance with generally accepted accounting principles consistently applied in the United States, throughout the periods involved. The financial statements of Harbin Humankind and China Health, respectively, present fairly, as of their respective dates, the financial position of Harbin Humankind and China Health, respectively.  Harbin Humankind and China Health, respectively, did not have, as of the date of any such balance sheets, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in any financial statements or the notes thereto prepared in accordance with generally accepted accounting principles in the United States, and all assets reflected therein present fairly the assets of Harbin Humankind and China Health, respectively, in accordance with generally accepted accounting principles in the United States. The statements of revenue and expenses and cash flows present fairly the financial position and results of operations of Harbin Humankind and China Health, respectively, as of their respective dates and for the respective periods covered thereby.

3.05           Outstanding Warrants and Options.
China Health has no issued warrants or options, calls, or commitments of any nature relating to the China Health Share Capital, except as previously disclosed in writing to UFOG.

3.06           Information.
The information concerning the Harbin Subsidiaries set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.  The Harbin Subsidiaries shall cause the information required to be delivered by them pursuant to this Agreement to UFOG to be updated after the date hereof up to and including the Closing Date.

3.07           Absence of Certain Changes or Events.
Except as set forth in this Agreement, since the date of the most recent Harbin Humankind balance sheet described in Section 3.04 and included in the information referred to in Section 3.06:

(a) There has not been: (i) any material adverse change in the business, operations, properties, level of inventory, assets, or condition of Harbin Humankind; or (ii) any damage, destruction, or loss to Harbin Humankind materially and adversely affecting the business, operations, properties, assets, or conditions of Harbin Humankind;

(b)  Harbin Humankind has not: (i) amended its constituent documents; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to holders of share capital or purchased or redeemed, or agreed to purchase or redeem, any of its share capital; (iii) waived any rights of value which in the aggregate are extraordinary and material considering the business of Harbin Humankind; (iv) made any material change in its method of accounting; (v) entered into any other material transactions other than those contemplated by this Agreement; (vi) made any material accrual or material arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; or (vii) made any material increase in any profit-sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with their officers, directors, or employees;

(c)  Harbin Humankind has not (i) granted or agreed to grant any options, warrants, or other rights for its share capital, bonds, or other corporate securities calling for the issuance thereof, except as previously disclosed in writing to UFOG; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent Harbin Humankind balance sheet and current liabilities incurred since that date in the ordinary course of business; (iv) sold or transferred, or agreed to sell or transfer, any of its material assets, properties, or rights, or agreed to cancel any material debts or claims; (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Harbin Humankind; or (vi) issued, delivered, or agreed to issue or deliver any share capital, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and

(d)  To the best knowledge of Harbin Humankind, it has not become subject to any law or regulation which materially and adversely affects, or in the future would be reasonably expected to adversely affect, the business, operations, properties, assets, or condition of Harbin Humankind.

3.08           Litigation and Proceedings.
There are no material actions, suits, or proceedings pending or, to the knowledge of Harbin Humankind, threatened by or against Harbin Humankind or adversely affecting Harbin Humankind, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.  Harbin Humankind does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

3.09           Material Contract Defaults.
Harbin Humankind is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of Harbin Humankind, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Harbin Humankind has not taken adequate steps to prevent such a default from occurring.

3.10           No Conflict With Other Instruments.
The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement, or instrument to which Harbin Humankind is a party or to which any of its properties or operations are subject.

3.11           Governmental Authorizations.
Harbin Humankind has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date of this Agreement. No authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by Harbin Humankind of this Agreement and the consummation by Harbin Humankind of the transactions contemplated hereby.

3.12           Compliance With Laws and Regulations.
Harbin Humankind has complied with all applicable statutes and regulations of any governmental entity or agency thereof having jurisdiction over Harbin Humankind, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of Harbin Humankind or except to the extent that noncompliance would not result in the occurrence of any material liability for Harbin Humankind.  The consummation of this transaction will comply with all applicable laws, rules and policies of the government of the People’s Republic of China.

3.14           Subsidiaries.
Harbin Humankind does not own beneficially or of record equity securities in any subsidiary that has not been previously disclosed to UFOG.

3.15           Harbin Humankind Documents.
Harbin Humankind has delivered to UFOG the following documents, which are collectively referred to as the "Harbin Humankind Documents" and which consist of the following dated as of the date of execution of this Agreement, all certified by the Chief Executive Officer of Harbin Humankind as complete, true, and accurate:

(a)           A copy of all of Harbin Humankind’s constituent documents and all amendments thereto in effect as of the date of this Agreement;

(b)          Copies of resolutions adopted by the board of directors of Harbin Humankind approving this Agreement and the transactions herein contemplated;

(c)          A document setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of Harbin Humankind since the most recent Harbin Humankind balance sheet required to be provided pursuant to Section 3.04 hereof, updated to the Closing Date;

ARTICLE IV
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE MAJORITY SHAREHOLDER AND THE HARBIN SUBSIDIARIES

The obligations of the Majority Shareholder and the Harbin Subsidiaries under this Agreement are subject to the satisfaction or waiver, at or before the Closing Date, of the following conditions:

4.01           Accuracy of Representations.
The representations and warranties made by UFOG in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and UFOG shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by UFOG prior to or at the Closing.  The Majority Shareholder shall be furnished with a certificate, signed by a duly authorized officer of UFOG and dated the Closing Date, to the foregoing effect.

4.02           Officer's Certificate.
The Majority Shareholder shall have been furnished with a certificate dated the Closing Date and signed by the duly authorized Chief Executive Officer of UFOG to the effect that to such officer's best knowledge no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of UFOG threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.  Furthermore, based on a certificate of good standing, and UFOG’s own documents and information, the certificate shall represent, to the best knowledge of the officer, that:

(a)           This Agreement has been duly approved by UFOG’s board of directors and has been duly executed and delivered in the name and on behalf of UFOG by its duly authorized officer pursuant to, and in compliance with, authority granted by the board of directors of UFOG pursuant to a majority consent;

(b)           There have been no adverse changes in UFOG up to and including the date of the certificate;

(c)           All conditions required by this Agreement have been met, satisfied, or performed by UFOG;

(d)           All authorizations, consents, approvals, registrations, reports, schedules and/or filings with any governmental body including the Securities and Exchange Commission, agency, or court have been obtained or will be obtained by UFOG and all of the documents obtained by UFOG are in full force and effect or, if not required to have been obtained, will be in full force and effect by such time as may be required; and

(e)           There is no claim action, suit, proceeding, inquiry, or investigation at law or in equity by any public board or body pending or threatened against UFOG, wherein an unfavorable decision, ruling, or finding could have an adverse effect on the financial condition of UFOG, the operation of UFOG, or the transactions contemplated herein, or any agreement or instrument by which UFOG is bound or in any way contests the existence of UFOG.

4.03           No Litigation.
As of the Closing, there shall not be pending any litigation to which UFOG, the Majority Shareholder, or the Harbin Subsidiaries is a party and which is reasonably likely to have a material adverse effect on the business of UFOG or the contemplated transactions.

4.04           Results of Due Diligence Investigation.
The Majority Shareholder shall be satisfied with the results of his due diligence investigation of UFOG, in his sole discretion.

4.05           UFOG Shall Have No Liabilities as of Closing.
As of the Closing, UFOG shall have no liabilities as such term is defined by U.S. generally accepted accounting principles.

4.06.           UFOG’s Outstanding Capital Stock at Closing.
As of the Closing, the total outstanding capital stock of UFOG shall consist of 62,234,732 shares of common stock, after giving effect to the 60,000,000 share issuance contemplated hereby, and there shall be no options, warrants, employee compensation or other rights to issue common stock or preferred stock issued or outstanding.

4.07           UFOG Shall Have Filed and Mailed a Schedule 14F-1.
UFOG shall have filed with the Commission and mailed to its shareholders of record an Information Statement on Schedule 14F-1, and ten days shall have passed since the date on which it was mailed to shareholders of record.

4.08           Consummation of the 1:20 Reverse Stock Split.
Prior to the Closing, the 1:20 Reverse Stock Split shall have been consummated by filing an Information Statement on Schedule 14C which shall have been filed and mailed to shareholders of record, and twenty (20) days thereafter shall have elapsed.

4.09           No Material Adverse Change.
There shall not be any change in, or effect on, either of Harbin Humankind’s or UFOG’s assets, financial condition, operating results, customer and employee relations, or business prospects or the financial statements previously supplied by Harbin Humankind or UFOG which is, or may reasonably be expected to be, materially adverse to the business, operations (as now conducted), assets, prospects or condition (financial or otherwise), of Harbin Humankind or UFOG or to the contemplated transactions.

4.10.           UFOG’s Over-The-Counter Bulletin Board Quotation.
As of the Closing, the common stock of UFOG shall be quoted on NASD’s Over-The-Counter Bulletin Board, and shall be in good standing without an “E” or any other penalty being imposed by NASD or the OTCBB.

4.11           Good Standing.
The Majority Shareholder shall have received a certificate of good standing from the appropriate authority, dated as of the date within five days prior to the Closing Date, certifying that UFOG is in good standing as a corporation in the State of Delaware.

4.12           Other Items.
The Majority Shareholder shall have received from UFOG such other documents, legal opinions, certificates, or instruments relating to the transactions contemplated hereby as the Majority Shareholder may reasonably request.

ARTICLE V
CONDITIONS PRECEDENT TO OBLIGATIONS OF UFOG

The obligations of UFOG under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

5.01           Accuracy of Representations.
The representations and warranties made by the Majority Shareholder and the Harbin Subsidiaries in this Agreement were true when made and shall be true at the Closing Date with the same force and affect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and the Majority Shareholder and/or the Harbin  Subsidiaries shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.  UFOG shall be furnished with a certificate, signed by the Majority Shareholder and dated the Closing Date, to the foregoing effect.

5.02           Officer's Certificate.
UFOG shall have been furnished with a certificate dated the Closing Date and signed by the duly authorized Chief Executive Officer of Harbin Humankind to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of Harbin Humankind, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.  Furthermore, based on Harbin Humankind’s own documents, the certificate shall represent, to the best knowledge of the officer, that:

(a)  This agreement has been duly approved by Harbin Humankind’s board of directors and stockholders and has been duly executed and delivered in the name and on behalf of Harbin Humankind by its duly authorized officer pursuant to, and in compliance with, authority granted by the board of directors of Harbin Humankind;

(b)  Except as provided or permitted herein, there have been no material adverse changes in Harbin Humankind up to and including the date of the certificate;

(c)  All material conditions required by this Agreement have been met, satisfied, or performed by Harbin Humankind and/or the Majority Shareholder;

(d)  All authorizations, consents, approvals, registrations, and/or filings with any governmental body, agency, or court required in connection with the execution and delivery of the documents by Harbin Humankind and/or the Majority Shareholder have been obtained and are in full force and effect or, if not required to have been obtained will be in full force and effect by such time as may be required; and

(e)  There is no material action, suit, proceeding, inquiry, or investigation at law or in equity by any public board or body pending or threatened against Harbin Humankind, wherein an unfavorable decision, ruling, or finding would have a material adverse affect on the financial condition of Harbin Humankind, the operation of Harbin Humankind, for the transactions contemplated herein, or any material agreement or instrument by which Harbin Humankind is bound or would in any way contest the existence of Harbin Humankind.

5.03          No Litigation.
As of the Closing, there shall not be pending any litigation to which UFOG, any of the Majority Shareholder or the Harbin Subsidiaries is a party and which is reasonably likely to have a material adverse effect on the business of Harbin Humankind or the contemplated transactions.

5.04           Results of Due Diligence Investigation.
UFOG shall be satisfied with the results of its due diligence investigation of Harbin Humankind, in its sole discretion.

5.05           No Material Adverse Change.
There shall not be any change in, or effect on, Harbin Humankind’s or UFOG’s assets, financial condition, operating results, customer and employee relations, or business prospects or the financial statements previously supplied by Harbin Humankind or UFOG which is, or may reasonably be expected to be, materially adverse to the business, operations (as now conducted), assets, prospects or condition (financial or otherwise), of the Majority Shareholder or the Harbin Subsidiaries or to the contemplated transactions.

5.06           Consummation of the 1:20 Reverse Stock Split.
Prior to the Closing, the 1:20 Reverse Stock Split shall have been consummated by filing an Information Statement on Schedule 14C which shall have been filed and mailed to shareholders of record, and twenty (20) days thereafter shall have elapsed.

5.07           Other Items.
UFOG shall have received from the Majority Shareholder and/or the Harbin Subsidiaries such other documents, legal opinions, certificates, or instruments relating to the transactions contemplated hereby as UFOG may reasonably request.

ARTICLE VI
SPECIAL COVENANTS

6.01           Activities of UFOG and Harbin Humankind
(a)  From and after the date of this Agreement until the Closing Date and except as set forth in the respective documents to be delivered by UFOG and Harbin Humankind pursuant hereto or as permitted or contemplated by this Agreement, UFOG and Harbin Humankind will each:

(i)  Carry on its business in substantially the same manner as it has heretofore;
(ii) Maintain in full force and effect insurance, if any, comparable in amount and in scope of coverage to that now maintained by it;
(iii) Perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;
(iv) Use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationships with its material suppliers and customers;
(v)  Duly and timely file for all taxable periods ending on or prior to the Closing Date all tax returns required to be filed by or on behalf of such entity or for which such entity may be held responsible and shall pay, or cause to pay, all taxes required to be shown as due and payable on such returns, as well as all installments of tax due and payable during the period commencing on the date of this Agreement and ending on the Closing Date; and
(vi)  Fully comply with and perform in all material respects all obligations and duties imposed on it by all laws and all rules, regulations, and orders imposed by governmental authorities.

(b)  From and after the date of this Agreement and except as provided herein until the Closing Date, UFOG and Harbin Humankind will each not:

(i)  Make any change in its Articles of Incorporation, Bylaws or constituent documents;
(ii)  Enter into or amend any material contract, agreement, or other instrument of any of the types described in such party's documents, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business; and
(iii) Enter into any agreement for the sale of UFOG securities or a merger or sale of substantially all of the assets of UFOG without the prior written approval of Harbin Humankind.  The provisions governing such exclusivity are set forth in that certain Letter of Intent dated August 6, 2007, between Harbin Humankind and UFOG (the “Letter of Intent”).

6.02           Access to Properties and Records.
Until the Closing Date, Harbin Humankind and UFOG will afford to the other party's officers and authorized representatives and attorneys full access to the properties, books, and records of the other party in order that each party may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of Harbin Humankind or UFOG and will furnish the other party with such additional financial and other information as to the business and properties of Harbin Humankind or UFOG as each party shall from time to time reasonably request.  Additional provisions governing such business review are set forth in paragraph 5 of the Letter of Intent.

6.03           Indemnification by Harbin Humankind and the Majority Shareholder.
(a)           Harbin Humankind will indemnify and hold harmless UFOG and its directors and officers, and each person, if any, who controls UFOG within the meaning of the Securities Act from and against any and all losses, claims, damages, expenses, liabilities, or other actions to which any of them may become subject under applicable law (including the Securities Act and the Securities Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any of the representations, covenants and warranties set forth herein; or (ii) the breach of any covenant or agreement set forth herein.  The indemnity set forth herein shall survive the consummation of the transactions herein for a period of one year.

(b)           The Majority Shareholder will indemnify and hold harmless UFOG, its directors and officers, and each person, if any, who controls UFOG within the meaning of the Securities Act from and against any and all losses, claims, damages, expenses, liabilities, or other actions to which any of them may become subject under applicable law (including the Securities Act and the Securities Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any of the representations, covenants and warranties set forth herein; or (ii) the breach of any covenant or agreement set forth herein.  The indemnity set forth herein shall survive the consummation of the transactions herein for a period of one year.

6.04           Indemnification by UFOG and Bontems.
(a)   UFOG will indemnify and hold harmless Harbin Humankind, the Majority Shareholder, and Harbin Humankind’s directors and officers, and each person, if any, who controls Harbin Humankind within the meaning of the Securities Act from and against any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Securities Act and the Securities Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon:  (i) any untrue statement or alleged untrue statement of a material fact contained in any of the representations, covenants and warranties set forth herein; or (ii) the breach of any covenant or agreement set forth herein.  The indemnity set forth herein shall survive the consummation of the transactions herein for a period of one year.

(b)    Bontems will indemnify and hold harmless Harbin Humankind, the Majority Shareholder,  and Harbin Humankind’s directors and officers, and each person, if any, who controls Harbin Humankind within the meaning of the Securities Act from and against any and all losses, claims, damages, expenses, liabilities, or other actions to which any of them may become subject under applicable law (including the Securities Act and the Securities Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any of the representations, covenants and warranties set forth herein; or (ii) the breach of any covenant or agreement set forth herein.  The indemnity set forth herein shall survive the consummation of the transactions herein for a period of one year.

6.05           The Issuance of UFOG Common Stock.
UFOG and the Majority Shareholder understand and agree that the consummation of this Agreement, including the issuance of the UFOG Common Stock to the Majority Shareholder as contemplated hereby, constitutes the offer and sale of securities under the Securities Act and applicable state statutes. UFOG and the Majority Shareholder agree that such transactions shall be consummated in reliance on an exemption from registration pursuant to the Securities Act of 1933, as amended (the “Act”), provided by Regulation S.  Such exemption is based on the following representations, warranties and covenants made by the Majority Shareholder.

(a)    Regulation S Representations, Warranties and Covenants.
The Majority Shareholder represents and warrants to, and covenants with, UFOG as follows:

(1)
The Majority Shareholder is not a U.S. person and is not acquiring the shares of common stock of UFOG for the account or for the benefit of any U.S. person and is not a U.S. person who purchased the shares of common stock in a transaction that did not require registration under the Act.

(2)
The Majority Shareholder agrees to resell such common stock only in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration.

(3)	The Majority Shareholder agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Act.
(4)
The Majority Shareholder consents to the certificate for the shares of common stock of UFOG to contain a legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration, and that hedging transactions involving the shares of common stock may not be conducted unless in compliance with the Act.

(5)
The Majority Shareholder acknowledges that UFOG has agreed to refuse to register any transfer of the shares of common stock not made in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration.

(6)
The Majority Shareholder covenants and represents and warrants in favor of UFOG that all of the representations and warranties set forth herein shall be true and correct at the time of Closing as if made on that date.

(b)  In connection with the transaction contemplated by this Agreement, UFOG shall file, with its counsel, such notices, applications, reports, or other instruments as may be deemed necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the countries where the Majority Shareholder resides unless an exemption requiring no filing is available in such jurisdictions, all to the extent and in the manner as may be deemed by such Parties to be appropriate.

6.06           Securities Filings.
UFOG shall be responsible for the preparation and filing of all Securities Act and Exchange Act filings that may result from the transactions contemplated in this Agreement, although counsel for the Majority Shareholder may assist with the preparation and filing.

6.07           Sales of Securities under Rule 144, If Applicable.
(a)  UFOG will use its best efforts to at all times satisfy the current public information requirements of Rule 144 promulgated under the Act.

(b)  If any certificate representing any such restricted stock is presented to UFOG’s transfer agent for registration or transfer in connection with any sales theretofore made under Rule 144, provided such certificate is duly endorsed for transfer by the appropriate person(s) or accompanied by a separate stock power duly executed by the appropriate person(s) in each case with reasonable assurances that such endorsements are genuine and effective, and is accompanied by an opinion of counsel satisfactory to UFOG and its counsel that such transfer has complied with the requirements of Rule 144, as the case may be, UFOG will promptly instruct its transfer agent to allow such transfer and to issue one or more new certificates representing such shares to the transferee and, if appropriate under the provisions of Rule 144, as the case may be, free of any stop transfer order or restrictive legend.

(c)  Other Representations, Warranties and Covenants.

(1)
The Majority Shareholder has been furnished with and has carefully read the periodic reports on Forms 10-KSB, 10-QSB and 8-K filed by UFOG with the Securities and Exchange Commission during the preceding three years.  With respect to individual or partnership tax and other economic considerations involved in this investment, the Majority Shareholder confirms that he is not relying on UFOG (or any agent or representative of UFOG).  The Majority Shareholder has carefully considered and has, to the extent such person believes such discussion necessary, discussed with his own legal, tax, accounting and financial advisers the suitability of an investment in the common stock for such particular tax and financial situation.

(2)
The Majority Shareholder acknowledges that UFOG is a “shell company” with no operations and no significant assets and that, as a result, the consideration for the Shares far exceeds the value of the Shares under any recognized criteria of value.  The Majority Shareholder further acknowledges that he is aware of the quoted prices for UFOG’s common stock on the OTC Bulletin Board but understands there is no active trading market for such shares, quotations on the OTCBB represent inter-dealer prices without retail mark-up, mark-down, or commission, and may not represent actual transactions, and there is no liquid trading market for UFOG’s common stock.  As a result, there can be no assurance that the Majority Shareholder will be able to sell the common stock.

(3)
The Majority Shareholder has had an opportunity to inspect relevant documents relating to the organization and business of UFOG.  The Majority Shareholder acknowledges that all documents, records and books pertaining to this investment which such Majority Shareholder has requested has been made available for inspection by such Majority Shareholder and his respective attorney, accountant or other adviser(s).

(4)
The Majority Shareholder and/or his respective advisor(s) has/have had a reasonable opportunity to ask questions of, and receive answers and request additional relevant information from, the officers of UFOG concerning the transactions contemplated by this Agreement.

(5)
The Majority Shareholder confirms that he is not acquiring the common stock as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.

(6)	The Majority Shareholder, by reason of such person’s business or financial experience, has the capacity to protect his own interests in connection with the transactions contemplated by this Agreement.
(7)
Except as set forth in this Agreement, the Majority Shareholder represents that no representations or warranties have been made to him by UFOG, any officer director, agent, employee, or affiliate of UFOG, and such Majority Shareholder has not relied on any oral representation by UFOG or by any of its officers, directors or agents in connection with his decision to acquire the common stock.

(8)	The Majority Shareholder represents that neither he nor any of his affiliates is subject to any of the events described in Section 262(b) of Regulation A promulgated under the Act.
(9)
The Majority Shareholder has adequate means for providing for his current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the UFOG   common stock for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

(10)
The Majority Shareholder has such knowledge and experience in financial, tax and business matters so as to enable him to use the information made available to him in connection with the transaction to evaluate the merits and risks of an investment in the UFOG common stock and to make an informed investment decision with respect thereto.

(11)
The Majority Shareholder understands that the UFOG common stock constitutes “restricted securities” that have not been registered under the Securities Act or any applicable state securities law and he is acquiring the same as principal for his own account for investment purposes and not for distribution. The Majority Shareholder acknowledges that the common stock has not been registered under the Act or under any the securities act of any state or country. The Majority Shareholder understands further that in absence of an effective registration statement, the common stock can only be sold pursuant to some exemption from registration.

(12)
The Majority Shareholder recognizes that investment in the UFOG common stock involves substantial risks.  The Majority Shareholder acknowledges that he has reviewed the risk factors identified in the periodic reports filed by UFOG with the Securities and Exchange Commission.  The Majority Shareholder further confirms that he is aware that no federal or state agencies have passed upon this transaction or made any finding or determination as to the fairness of this investment.

(13)	The Majority Shareholder acknowledges that each stock certificate representing the common stock shall contain a legend substantially in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) PURSUANT TO AN EXEMPTION FROM REGISTRATION AFFORDED BY REGULATION S AND HAVE NOT BEEN REGISTERED UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE PURCHASER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL (WHICH OPINION AND COUNSEL ARE REASONABLY SATISFACTORY TO THE COMPANY) CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION. THE HOLDER AGREES TO REFRAIN FROM HEDGING TRANSACTIONS PURSUANT TO THE REQUIREMENTS OF REGULATION S.

4.06           Securities Filings.
The Majority Shareholder, as the controlling shareholder of UFOG following Closing, shall cause UFOG to timely prepare and file all Securities Act and Exchange Act filings that may result from or be required in connection with the transactions contemplated in this Agreement.

ARTICLE VII
MISCELLANEOUS

7.01           Brokers.
No broker’s or finder’s fee will be paid in connection with the transaction contemplated by this Agreement, except for the payment of fees to George Raney, which is the responsibility of Harbin Humankind.

7.02           No Representation Regarding Tax Treatment.
No representation or warranty is being made by any party to any other party regarding the treatment of this transaction for federal or state income taxation.  Each party has relied exclusively on its own legal, accounting, and other tax adviser regarding the treatment of this transaction for federal and state income taxes and on no representation, warranty, or assurance from any other party or such other party's legal, accounting, or other adviser.

7.03           Governing Law.
This Agreement shall be governed by, enforced and construed under and in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of law thereunder.  All controversies, disputes or claims arising out of or relating to this Agreement shall be resolved by binding arbitration.  The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association.  Each arbitrator shall possess such experience in, and knowledge of, the subject area of the controversy or claim so as to qualify as an “expert” with respect to such subject matter.  The prevailing party shall be entitled to receive its reasonable attorney’s fees and all costs relating to the arbitration.  Any award rendered by arbitration shall be final and binding on the Parties, and judgment thereon may be entered in any court of competent jurisdiction.

7.04           Notices.
Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered, if sent by facsimile or telecopy transmission or other electronic communication confirmed by registered or certified mail, postage prepaid, or if sent by prepaid overnight courier addressed as follows:

If to Universal Fog, Inc., to:

1808 South 1st Avenue
Phoenix, AZ  85003

If to China Health or Harbin Humankind, to:

168 Binbei Street
Songbei District, Harbin City
Heilongjiang Province, People’s Republic of China

or such other addresses as shall be furnished in writing by any party in the manner for giving notices, hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered or sent by facsimile or telecopy transmission or other electronic communication, or one day after the date so sent by overnight courier.

7.05           Attorney's Fees.
In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

7.06           Document; Knowledge.
Whenever, in any section of this Agreement, reference is made to information set forth in the documents provided by UFOG or the Majority Shareholder, such reference is to information specifically set forth in such documents and clearly marked to identify the section of this Agreement to which the information relates.  Whenever any representation is made to the "knowledge" of any party, it shall be deemed to be a representation that no officer or director of such party, after reasonable investigation, has any knowledge of such matters.

7.07           Entire Agreement.
This Agreement represents the entire agreement between the Parties relating to the subject matter hereof.  All previous agreements between the Parties, whether written or oral, have been merged into this Agreement.  This Agreement alone fully and completely expresses the agreement of the Parties relating to the subject matter hereof.  There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

7.08           Survival, Termination.
The representations, warranties, and covenants of the respective Parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of one year from the Closing Date, unless otherwise provided herein.

7.09           Counterparts.
This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. In addition, facsimile or electronic signatures shall have the same legally binding effect as original signatures.

7.10           Amendment or Waiver.
Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and such remedies may be enforced concurrently, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.  At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all Parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first above written.

UNIVERSAL FOG, INC.	HARBIN HUMANKIND BIOLOGY TECHNOLOGY CO. LIMITED

By /s/ Thomas Bontems	By /s/ Sun, Xin
Thomas Bontems	Sun, Xin
Chief Executive Officer	Chairman and CEO

THOMAS BONTEMS	SUN, XIN

/s/ Thomas Bontems	/s/ Sun, Xin
(In His Individual Capacity)	(In His Individual Capacity)

CHINA HEALTH INDUSTRIES HOLDINGS LTD.

By /s/ Sun, Xin
Sun, Xin
Chairman and CEO

APPENDIX D

CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF INCORPORATION
OF
UNIVERSAL FOG, INC.

Universal Fog, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

1. The date of filing the original certificate of incorporation of the Corporation with the Secretary of State of Delaware was on August 19, 2004, and it was filed under the name of Edmonds6, Inc.

2. The Board of Directors on October 19, 2007 duly adopted a resolution setting forth a proposed amendment to Certificate of Incorporation, declaring said amendment to be advisable and calling for it to be submitted to the holders of a majority of the common stock for consideration, and pursuant to such resolution of the Board of Directors and the holders of a majority of the common stock adopted such amendment by written consent on October 19, 2007.

3. Article IV of the Certificate of Incorporation of Universal Fog, Inc. shall be amended to add the following: Upon this Certificate of Amendment to the Certificate of Incorporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Date”), each share of Common Stock, par value $.0001 per share (the “Old Common Stock”), issued and outstanding immediately prior to the Effective Date, shall be, and hereby is, converted (the “Reverse Stock Split”) into one-twentieth (1/20th) of a share of Common Stock, par value $.0001 per share (the “New Common Stock”). Each outstanding stock certificate which immediately prior to the Effective Date represented one or more shares of Old Common Stock shall thereafter, automatically and without the necessity of surrendering the same for exchange, represent the number of whole shares of New Common Stock determined by multiplying the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Date by one-twentieth (1/20th) and rounding such number up to the nearest whole number.

The Corporation shall not issue fractional shares on account of the Reverse Stock Split. Any fractional share resulting from such change will be rounded upward to the next higher whole share of New Common Stock.

Each holder of Old Common Stock shall be entitled to receive a certificate representing the number of whole shares of New Common Stock into which such Old Common Stock is reclassified.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Certificate of Incorporation on this __ day of August, 2008.

UNIVERSAL FOG, INC.

By /s/ Sun, Xin
Sun, Xin
Chairman

APPENDIX E

AUDITED FINANCIAL INFORMATION FOR HARBIN HUMANKIND AND CHINA HEALTH

CHINA HEALTH INDUSTRIES HOLDINGS LIMITED

Page

Reports of Independent Registered Public Accounting Firms	79 - 80

Consolidated Balance Sheets	81

Consolidated Statements of Operations	82

Consolidated Statements of Cash Flows	83

Consolidated Statements of Stockholders’ Equity	84

Notes to Consolidated Financial Statements	85 - 92

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
China Health Industries Holdings Limited
Hong Kong, China

We have audited the accompanying consolidated balance sheet of China Health Industries Holdings Limited ("the Company") as of June 30, 2008 and the related consolidated statements of operations, cash flows and stockholders' equity for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audits in accordance with the standards established by the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company was not required to have, nor were we engaged to perform, audits of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing opinions on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinions. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinions.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of June 30, 2008, and the results of its operations and its cash flows for the periods described in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the consolidated financial statements, the Company has suffered recurring losses from operations and has a working capital deficit as of June 30, 2008 which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 3. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ MALONE & BAILEY, PC

www.malone−bailey.com
Houston, Texas

September 29, 2008

KEITH K. ZHEN, CPA
CERTIFIED PUBLIC ACCOUNTANT
2070 WEST 6TH STREET - BROOKLYN, NY 11223 - TEL (347) 408-0693 - FAX (347) 602-4868 - EMAIL KEITHZHEN@GMAIL.COM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Harbin Humankind Biology Technology Co., Limited

We have audited the accompanying balance sheet of Harbin Humankind Biology Technology Co., Limited as of June 30, 2007 and the related statements of income, stockholders' equity and comprehensive income, and cash flows for each of the years in the two-year period ended June 30, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Harbin Humankind Biology Technology Co., Limited as of June 30, 2007, and the results of its operations and its cash flows for each of the years in the two-year period ended June 30, 2007 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company incurred operating losses for each of the years in the two-year period ended June 30, 2007, and had a working capital deficiency as of June 30, 2007. These factors raise substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 3. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As discussed in Note 1 to the financial statements, the accompanying statements of cash flows for the years ended June 30, 2007 and 2006 has been restated.

/s/Keith K. Zhen, CPA
Keith K. Zhen, CPA
Brooklyn, New York
September 3, 2007 (Except for Note 1, June 4, 2008)

CHINA HEALTH INDUSTRIES HOLDINGS LIMITED
CONSOLIDATED BALANCE SHEETS

	June 30,	June 30,
	2008	2007

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$35,251	$8,297
Inventory	107,125	9,733
Prepaid expenses	34,944	35,521
Total current assets	177,320	53,551

Property and equipment, net of accumulated depreciation
of $68,841 and $18,028, respectively	1,075,564	873,951
Intangible assets, net of accumulated amortization
of $76,720 and $40,676, respectively	1,152,925	1,048,053

TOTAL ASSETS	$2,405,809	$1,975,555

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$460,641	$320,758
Related party debt	549,982	431,203
Total current liabilities	1,010,623	751,961

STOCKHOLDERS’ EQUITY
Registered capital	-	60,408
Common stock, $0.128 par value; 10,000 shares
authorized;10,000 shares issued and outstanding	1,280	-
Additional paid-in capital	1,347,330	1,318,922
Accumulated other comprehensive income	246,004	10,979
Accumulated deficit	(199,428)	(166,715)
Total stockholders’ equity	1,395,186	1,223,594

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,405,809	$1,975,555

See notes to consolidated financial statements.

CHINA HEALTH INDUSTRIES HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended June 30,
	2008	2007

REVENUE	$763,599	$16,864
COST OF GOODS SOLD	578,129	18,146
Gross profit (loss)	185,470	(1,282)

OPERATING EXPENSES
Selling, general & administrative expense	90,108	76,285
Depreciation and amortization expense	60,460	29,207
Total operating expenses	150,568	105,492
Operating profit (loss)	34,902	(106,774)

OTHER INCOME (EXPENSE)
Interest income	455	12
Interest expense	(39,089)	-
Other income	322	-
Other expense	(640)	-

LOSS BEFORE INCOME TAXES	(4,050)	(106,762)
Income taxes	28,663	-

Net loss	(32,713)	(106,762)

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	235,025	9,716

Comprehensive income (loss)	$202,312	$(97,046)

Basic and diluted net loss per share	$(3.27)	$(10.68)

Weighted average shares outstanding	10,000	10,000

See notes to consolidated financial statements.

CHINA HEALTH INDUSTRIES HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended June 30,
	2008	2007

Cash flows from operating activities:
Net loss	$(32,713)	$(106,762)
Adjustments to reconcile net (loss) income to net
cash provided by (used in) operating activities:
Depreciation and amortization	74,800	28,969
Imputed interest	39,088	-
Changes in assets and liabilities:
Accounts receivable	-	1,580
Inventory	(97,392)	2,746
Prepaid expenses	577	(35,521)
Accounts payable and accrued expenses	276,199	45,587
Net cash provided by (used in) operating activities	260,559	(63,401)

Cash flows from investing activities:
Purchase of patents, property and equipment	(273,292)	(711,883)
Net cash used in investment activities	(273,292)	(711,883)

Cash flows from financing activities:
Proceeds from related party debt	118,779	775,067
Distribution to principal shareholder	(71,088)	-
Net cash provided by financing activities	47,691	775,067

Effect of exchange rates on cash	(8,004)	(7,718)

Net increase (decrease) in cash and cash equivalents	26,954	(7,935)
Cash and cash equivalents, at beginning of year	8,297	16,232
Cash and cash equivalents, at end of year	$35,251	$8,297

Supplemental cash flow information:
Cash paid for income tax	$28,663	$-

Noncash investing and financing activities:
Fixed assets and intangible assets purchased on account	$46,420	$182,736
Related party debt converted to equity	-	1,318,922

See notes to consolidated financial statements.

CHINA HEALTH INDUSTRIES HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

						Accumulated
				Additional		Other
	Common Shares		Registered	Paid-in	Accumulated	Comprehensive	Stockholders'
	Shares	Amount	Capital	Capital	Deficit	Income	Equity

Balances, June 30, 2006	-	$-	$60,408	$-	$(59,953)	$1,263	$1,718

Former owner loan converted to capital	-	-	-	1,318,922	-	-	1,318,922

Other comprehensive income	-	-	-	-	-	9,716	9,716

Net loss	-	-	-	-	(106,762)	-	(106,762)

Balances, June 30, 2007	-	-	60,408	1,318,922	(166,715)	10,979	1,223,594

Recapitalization from reverse merger	10,000	1,280	(60,408)	60,408	-	-	1,280

Distribution to shareholder	-	-	-	(71,088)	-	-	(71,088)

Imputed interest on shareholder loan	-	-	-	39,088	-	-	39,088

Other comprehensive income – Translation adjustment	-	-	-	-	-	235,025	235,025

Net loss	-	-	-	-	(32,713)	-	(32,713)

Balances, June 30, 2008	10,000	$1,280	$-	$1,347,330	$(199,428)	$246,004	$1,395,186

See notes to consolidated financial statements.

CHINA HEALTH INDUSTRIES HOLDINGS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - ORGANIZATION AND BUSINESS BACKGROUND

China Health Industries Holdings Limited ("China Health") was incorporated on July 20, 2007 in Hong Kong under the Companies Ordinance as a limited liability company. China Health was formed for the purpose of seeking and consummating a merger or acquisition with a business entity organized as a private corporation, partnership, or sole proprietorship as defined by Statement of Financial Accounting Standards (SFAS) No. 7.

Harbin Humankind Biology Technology Co., Limited ("Humankind") was incorporated in Harbin City, Heilongjiang Province, the People's Republic of China (the "PRC") on December 14, 2003, as a limited liability company under the Company Law of PRC.  China Health is engaged in the business of production and distribution of health food.

On August 20, 2007, the sole shareholder of China Health entered into a Share Purchase Agreement with the owners of Humankind. Pursuant to the Agreement, China Health purchased 100% of the ownership in Humankind for a cash consideration of $60,408. Subsequent to completion of the Agreement, Humankind became a wholly-owned subsidiary of China Health. The share purchase transaction is being accounted for as a “reverse merger,” since the owner of Humankind owns a majority of the outstanding shares of China Health’s common stock immediately following the execution of the Agreement.  Humankind is deemed to be the acquirer in the reverse merger.  Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements for periods prior to the Agreement will be those of Humankind and will be recorded at the historical cost basis.  After completion of the Agreement, China Health’s consolidated financial statements will include the assets and liabilities of both China Health and Humankind, the historical operations of Humankind and the operations of China Health and its subsidiaries from the closing date of the Agreement.

Note 2 - SIGNIFICANT ACCOUNTING POLICIES

Principals of Consolidation

The accompanying consolidated financial statements include China Health Industries Holdings Limited and its wholly-owned subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

Basis of Presentation

The accompanying financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”). This basis of accounting differs from that used in the statutory accounts of China Health, which are prepared in accordance with the “Accounting Principles of China” (“PRC GAAP”).

Translation of Foreign Currencies

China Health maintains its books and accounting records in PRC currency “Renminbi” (“RMB”), which is determined as the functional currency. Transactions denominated in currencies other than RMB are translated into RMB at the exchange rates quoted by the People’s Bank of China (“PBOC”) prevailing at the date of the transactions. Foreign currency exchange gain and losses resulting from these transactions are included in operations.

China Health’s financial statements are translated into the reporting currency, the United States Dollar (“US$”). Assets and liabilities of China Health are translated at the prevailing exchange rate at each reporting period end. Contributed capital accounts are translated using the historical rate of exchange when capital is injected. Income and expense accounts are translated at the average rate of exchange during the reporting period. Translation adjustments resulting from translation of these financial statements are reflected as accumulated other comprehensive income (loss) in the shareholders’ equity.

Translation adjustments resulting from this process amounted to $246,004 and $10,979 as of June 30, 2008 and 2007, respectively. The balance sheet amounts with the exception of equity at June 30, 2008 were translated at 6.85 RMB to $1.00 USD as compared to 7.62 RMB at June 30, 2007. The equity accounts were stated at their historical rates. The average translation rates applied to income statement accounts for the fiscal years ended June 30, 2008 and 2007 were $7.26 RMB and 7.82 RMB, respectively.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and judgments that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  China Health bases its estimates and judgments on historical experience and on various other assumptions and information that are believed to be reasonable under the circumstances.  Estimates and assumptions about future events and their effects cannot be perceived with certainty and, accordingly, these estimates may change as new events occur, as more experience is acquired, as additional information is obtained and as our operating environment changes.  While China Health believes that the estimates and assumptions used in the preparation of the financial statements are appropriate, actual results could differ from those estimates.

CHINA HEALTH INDUSTRIES HOLDINGS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2 - SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits in banks with maturities of three months or less, and all highly liquid investments which are unrestricted as to withdrawal or use, and which have original maturities of three months or less at the time of purchase.

Accounts Receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest. China Health extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. An allowance for doubtful accounts is established and determined based on managements’ assessment of known requirements, aging of receivables, payment history, the customer’s current credit worthiness, and the economic environment.

Concentrations of Credit Risk

Financial instruments that subject China Health to concentrations of credit risk consist primarily of cash and cash equivalents. China Health maintains its cash and cash equivalents with high-quality institutions. Deposits held with banks may exceed the amount of insurance provided on such deposits. Generally these deposits may be redeemed upon demand and therefore bear minimal risk.

Fair Value of Financial Instruments

The carrying value of financial instruments including cash and cash equivalents, receivables, accounts payable and accrued expenses, approximates their fair value at June 30, 2008 and 2007 due to the relatively short-term nature of these instruments.

Prepaid Expenses

Prepaid expenses principally include advances to raw material suppliers.

Inventory

Inventories are stated at the lower of cost or market using the weighted average method. China Health reviews its inventory on a regular basis for possible obsolete goods or to determine if any reserves are necessary for potential obsolescence. No reserve was made in the fiscal years ended June 30, 2008 and 2007, respectively.

Impairment of Long–Lived Assets

China Health reviews all of its long-lived assets, including tangible and intangible long-lived assets, for impairment indicators at least annually and performs detailed impairment testing for all  long-lived assets whenever impairment indicators are present. When necessary, China Health records charges for impairments of long-lived assets for the amount by which the present value of future cash flows, or some other fair value measure, is less than the carrying value of these assets.

Property, Plant and Equipment

Property, plant and equipment are carried at cost. Maintenance, repairs and minor renewals are expensed as incurred; major renewals and improvements that extend the lives or increase the capacity of plant assets are capitalized.

When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the reporting period of disposition.

Depreciation is calculated on a straight-line basis over the estimated useful life of the assets.. The percentages or depreciable life applied are:

Building and warehouses	20 to 30 years
Machinery and equipment	7 to 15 years
Office equipment and furniture	5 years

CHINA HEALTH INDUSTRIES HOLDINGS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2 - SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

Purchased Pharmaceutical Patent

On June 9, 2007, China Health entered into a Purchase Agreement, pursuant to which China Health agreed to purchase 19 pharmaceutical patents from a third party for $410,792 (RMB ¥ 3,180,000).   As of June 30, 2008, the pharmaceutical patents have balance of $463,962; the increase from 2007 is due to the change in the exchange rate from RMB to USD.

China Health recorded the pharmaceutical patents at the purchase price and amortizes the costs over their estimated beneficial period, 10 years, using the straight-line method.

Land Use Right

All land belongs to the State in PRC. Enterprises and individuals can pay the State a fee to obtain a right to use a piece of land for commercial purpose or residential purpose for an initial period of 50 years or 70 years, respectively. The land use right can be sold, purchased, and exchanged in the market. The successor owner of the land use right will reduce the amount of time which has been consumed by the predecessor owner. On June 7, 2004, China Health enter into a Purchase Contract with the local government, pursuant to which China Health agreed to purchase the right to use a piece of land, approximately 8 acres, located in the Harbin County, Heilongjiang Province for commercial purpose over a fifty-year period from June 7, 2004 through June 6, 2054, for $637,261 (RMB ¥5,248,000), which China Health has fully paid to the seller on June 13, 2004. The Department of Housing and Urban Development (“HUD”) of Harbin City approved this transaction. China Health recorded the land use right at its purchase price. The cost of the land use right is amortized over its prospective beneficial period, using the straight-line method with no residual value. China Health’s production facilities and office are located in this piece of land.  As of June 30, 2008, the land use right has balance of $765,683; the increase from 2007 is due to the change in the exchange rate from RMB to USD.

Revenue Recognition

China Health recognizes revenue when the earnings process is complete. This generally occurs when products are shipped to unaffiliated customer or services are performed in accordance with terms of the agreement, title and risk of loss have been transferred, collectability is reasonably assured and pricing is fixed or determinable. Accruals are made for sales returns and other allowances based on China Health’s experience.

Research and Development Costs

Research and development costs relating to the development of new products and processes, including significant improvements and refinements to existing products, are expensed when incurred. There were no Research and development costs for the fiscal years ended June 30, 2008 and 2007.

Advertising Costs

Advertising costs are expensed as incurred and included as part of selling and marketing expenses in accordance with the American Institute of Certified Public Accountants (“AICPA”) Statement of Position 93-7, “Reporting for Adverting Costs”. Advertising costs were immaterial for the fiscal years ended June 30, 2008 and 2007, respectively.

Sales Taxes and Sales-related Taxes

Pursuant to the tax law and regulations of PRC, China Health is obligated to pay totally 6.66% of gross sales as sales tax and sales-related taxes.

Income Taxes

China Health accounts for income tax using SFAS No. 109 “Accounting for Income Taxes”, which requires the asset and liability approach for financial accounting and reporting for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

CHINA HEALTH INDUSTRIES HOLDINGS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2 - SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

Comprehensive Income

Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income,” establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Accumulated comprehensive income, as presented in the accompanying statements of changes in shareholders’ equity consists of changes in cumulative foreign currency translation adjustment

Pension and Employee Benefits

Full time employees of the PRC entities participate in a government mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require China Health to accrue for these benefits based on certain percentages of the employees’ salaries. The Management believes full time employees who have passed the probation period are entitled to such benefits. The total provisions for such employee benefits were $0 and $239 for the fiscal years ended June 30, 2008 and 2007, respectively.

Statutory Reserves

Pursuant to the applicable laws in PRC, PRC entities are required to make appropriations to three non-distributable reserve funds, the statutory surplus reserve, statutory public welfare fund, and discretionary surplus reserve, based on after-tax net earnings as determined in accordance with the PRC GAAP, after offsetting any prior years ’ losses. Appropriation to the statutory surplus reserve should be at least 10% of the after-tax net earnings until the reserve is equal to 50% of China Health’s registered capital. Appropriation to the statutory public welfare fund is 5% to 10% of the after-tax net earnings. The statutory public welfare fund is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation. No appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors. Since China Health has been accumulating deficiency, no statutory surplus reserve fund or statutory public welfare reserve fund have been made since its inception.

Segment Reporting

SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with China Health’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. China Health currently operates in one principal business segment; therefore segment disclosure is not presented.

Recent Accounting Pronouncements

In July 2006, the FASB issued FASB Interpretation (“FIN”) No. 48, “Accounting for Uncertainty in Income Taxes,” which prescribes a comprehensive model for how a company should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return (including a decision whether to file or not to file a return in a particular jurisdiction). The accounting provisions of FIN No. 48 are effective for fiscal years beginning after December 15, 2006. The adoption of this Interpretation did not have a material impact on its financial position and results of operations.

In September 2006, the SEC issued SAB No. 108, which provides guidance on the process of quantifying financial statement misstatements. In SAB No. 108, the SEC staff establishes an approach that requires quantification of financial statements errors, under both the iron-curtain and the roll-over methods, based on the effects of the error on each of China Health’s financial statements and the related financial statement disclosures. SAB No. 108 is generally effective for annual financial statements in the first fiscal year ending after November 15, 2006. The transition provisions of SAB No. 108 permits existing public companies to record the cumulative effect in the first year ending after November 15, 2006 by recording correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings. The adoption of SAB No. 108 did not have a material effect on China Health’s financial position or results of operations.

In September 2006, the FASB issued SFAS No. 157 “Fair Value Measurements”. SFAS No. 157 defines fair values, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  This Statement shall be effective for financial statements issued for fiscal years beginning after November 25, 2007, and interim periods within those fiscal years. Earlier application is encouraged provided that the reporting entity has not yet issued financial statements for that fiscal year, including financial statements for an interim period within that fiscal year.  China Health is currently evaluating the impact of adopting SFAS No. 157 on its financial position and results of operations.

CHINA HEALTH INDUSTRIES HOLDINGS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2 - SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

Recent Accounting Pronouncements (cont'd)

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115.  SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value.   Unrealized gains and losses on items for which the fair value option has been selected are reported in earnings.  SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities.  SFAS No. 159 is effective for fiscal years beginning after November 15, 2007.  China Health has not yet determined the impact, if any, on its financial statements.

In December 2007, the FASB issued SFAS No 141 (Revised 2007), Business Combinations (“SFAS No. 141(R)”) to significantly change the accounting for business combinations.  Under SFAS No. 141(R), an acquiring entity will be required to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition date fair value with limited exceptions and will change the accounting treatment for certain specific items, including:

•	acquisition costs will generally be expensed as incurred;

•	noncontrolling interests will be valued at fair value at the date of acquisition; and

•	liabilities related to contingent consideration will be recorded at fair value at the date of acquisition and subsequently remeasured each subsequent reporting period

SFAS No. 141(R) is effective for fiscal years beginning after December 15, 2008.   China Health will adopt SFAS No. 141(R) on January 1, 2009, and China Health has not yet determined the impact, if any, on its financial statements.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements – An Amendment of ARB No. 51, to establish new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary.  SFAS No. 160 requires the recognition of a noncontrolling interest (minority interest) as equity in the consolidated financial statements and separate from the parent’s equity.  The amount of net income attributable to the noncontrolling interest will be included in consolidated net income on the face of the income statement.  SFAS No. 160 clarifies that changes in a parent’s ownership interest in a subsidiary that do not result in deconsolidation are equity transactions if the parent retains its controlling financial interest.  In addition, SFAS No. 160 requires that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated.  SFAS No. 160 also includes expanded disclosure requirements regarding the interests of the parent and its noncontrolling interest.  SFAS No. 160 is effective for fiscal years beginning after December 15, 2008.  China Health will adopt SFAS No. 160 on January 1, 2009, and China Health has not yet determined the impact, if any, on its financial statements.

Note 3 - GOING CONCERN

China Health net losses of $32,713 for the fiscal year ended June 30, 2008, and net losses of $106,762 for the fiscal year ended June 30, 2007.  In addition, China Health had a working capital deficit of $833,303 at June 30, 2008. These factors raise substantial doubt about China Health's ability to continue as a going concern.

Management has taken actions to revise its operating and financial requirements, which it believes are sufficient to provide China Health with the ability to continue as a going concern. The accompanying financial statements do not include any adjustments related to the recoverability or classification of asset-carrying amounts or the amounts and classification of liabilities that may result should China Health be unable to continue as a going concern.

During the period December 14, 2003 (inception) through June 30, 2008, China Health relied heavily for its financing needs on its majority owner; Mr. Xin Sun. Loans from Mr. Sun are described in Note 10 to the consolidated financial statements.

CHINA HEALTH INDUSTRIES HOLDINGS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 4 - CONTROL BY PRINCIPAL OWNERS

The directors, executive officers, their affiliates and related parties own, beneficially and in the aggregate, the majority of the voting power of the outstanding capital of China Health. Accordingly, directors, executive officers and their affiliates, if they voted their shares uniformly, would have the ability to control the approval of most corporate actions, including approving significant expenses, increasing the authorized capital stock and the dissolution, merger or sale of China Health's assets.

Note 5 - PREPAID EXPENSES

Prepaid expenses consist of the following:

	June 30,
	2008	2007
Advances on equipment	$-	$29,841
Advances on raw materials	2,116	5,680
Prepaid services	32,828	-
Total prepaid expenses	$34,944	$35,521

Note 6 - INVENTORIES

Inventories consist of following:

	June 30,
	2008	2007
Finished goods	$14	$-
Raw materials	82,650	8,733
Supplies and packing materials	24,461	1,000
Total inventory	$107,125	$9,733

Note 7 - PROPERTY, PLANT AND EQUIPMENT

The following is a summary of property, plant and equipment:

	June 30,
	2008	2007
Building and warehouses	$852,345	$754,667
Machinery and equipment	159,921	114,983
Office equipment	18,645	497
Vehicles	88,837	-
Other	24,657	21,831
Less: Accumulated depreciation	(68,841)	(18,027)
Total	$1,075,564	$873,951

Depreciation expense charged to operations was $31,490 and $16,127 for the fiscal years ended June 30, 2008 and 2007, respectively.

CHINA HEALTH INDUSTRIES HOLDINGS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 8 - LAND USE RIGHT

The following is a summary of the land use right:

	June 30,
	2008	2007
Land use right	$765,683	$677,937
Less: Accumulated amortization	(61,255)	(40,676)
	$704,428	$637,261

Amortization expense charged to operations was $28,970 and $13,080 for the fiscal years ended June 30, 2008 and 2007, respectively.

Note 9 - RELATED PARTY DEBT

“Related party debt" represents temporary short-term loans from majority owner, Mr. Sun, Xin, a PRC citizen. These loans are unsecured, non-interest bearing and have no fixed terms of repayment, therefore, deemed payable on demand. Cash flows classified as due to majority owner are classified as cash flows from financing activities. The total borrowings from Mr. Sun were $549,982 and $431,203 as of June 30, 2008 and 2007, respectively.

Interest was imputed on the loans using the Chinese bank borrowing rate of 7.47%. The total imputed interest expense for the year ended June 30, 2008 was $39,088.

Note 10 - OWNERS' EQUITY

In accordance with the Articles of Incorporation of the Humankind, the registered capital at the date of incorporation of December 14, 2003 was $60,408, which was fully contributed by the founders upon formation of China Health, and was certified by the Industrial and Commercial Administration Bureau of Harbin City as indicated on China Health's business license issued by such agency.

In December 2006, the majority owner, Mr. Xin Sun converted his loans to Humankind into equity, totaling, $1,318,922.

The Articles of Incorporation authorized China Health to issue 10,000 shares of common stock with a par value of $0.1280 (HK$ 1.00). Upon formation of China Health in 2007, one share of common stock was issued for $0.13 (HK$ 1.00).

On August 20, 2007, the sole shareholder of China Health entered into a Share Purchase Agreement with the owners of Humankind. Pursuant to the Agreement, China Health purchased 100% of the ownership in Humankind for a cash consideration of $60,408. As stated in footnote 1, the transaction is treated as a reverse merger.

CHINA HEALTH INDUSTRIES HOLDINGS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 11 - INCOME TAX

All Chinese enterprises are governed by the PRC Income Tax Law and various local income tax laws, pursuant to which a company generally is subject to an income tax at a statutory rate of 33% for fiscal year ended June 30, 2007 and 25% for fiscal year ended June 30, 2008.

The provision for income taxes consisted of the following:

	Years Ended June 30,
	2008	2007
Provision for PRC income tax - current taxes	$28,663	$-
Provision for PRC income tax - deferred taxes	-	-
Total provision for income taxes	$28,663	$-

The following table reconciles the PRC statutory rates to China Health’s effective tax rate:
	Years Ended June 30,
	2008	2007

Pretax loss	$(4,050)	$(106,762)
Statutory tax rate	25%	33%
Benefits for PRC enterprise income tax at statutory rate	(1,012)	(35,231)
Expenses not deductible for taxes – permanent difference	9,722	-
Increase in valuation allowance related to deferred tax assets	19,953	35,231
Total provision for income taxes	28,663	-

Deferred tax assets (liabilities) as of June 30, 2008 and 2007 are composed of the following:

	As of June 30,
	2008	2007
PRC
Noncurrent deferred tax assets :
Amortization of land use right and other intangible assets	$19,953	$13,423
Valuation allowance	(19,953)	(13,423)
	$--	$--

On March 16, 2007, the National People’s Congress approved the Corporate Income Tax Law of the People’s Republic of China (the “New CIT Law”). The new CIT Law reduces the corporate income tax rate from 33% to 25% with effect from January 1, 2008.

Note 12 - COMMITMENTS AND CONTINGENCIES

China Health’s assets are located in PRC and revenues are derived from operations in PRC.

In terms of industry regulations and policies, the economy of PRC has been transitioning from a planned economy to market oriented economy. Although in recent years the Chinese government has implemented measures emphasizing the utilization of market forces for economic reforms, the reduction of state ownership of productive assets and the establishment of sound corporate governance in business enterprises, a substantial portion of productive assets in PRC are still owned by the Chinese government. For example, all lands are state owned and are leased to business entities or individuals through governmental granting of Land Use Rights. The granting process is typically based on government policies at the time of granting and it could be lengthy and complex. This process may adversely affect our company’s future manufacturing expansions. The Chinese government also exercises significant control over PRC’s economic growth through the allocation of resources and providing preferential treatment to particular industries or companies. Uncertainties may arise with changing of governmental policies and measures.

China Health faces a number of risks and challenges not typically associated with companies in North America and Western Europe, since its assets exist solely in the PRC, and its revenues are derived from its operations therein. The PRC is a developing country with an early stage market economic system, overshadowed by the state. Its political and economic systems are very different from the more developed countries and are in a state of change. The PRC also faces many social, economic and political challenges that may produce major shocks and instabilities and even crises, in both its domestic arena and in its relationships with other countries, including the United States. Such shocks, instabilities and crises may in turn significantly and negatively affect China Health’s performance.

APPENDIX F

CHINA HEALTH INDUSTRIES HOLDINGS LIMITED AND SUBIDIARY
UNAUDITED PRO FORMA CONSOLDATED BALANCE SHEET
JUNE 30, 2008

	China Health Industries Holdings	Universal Fog,		Pro Forma	Pro Forma Consolidated
	Limited	Inc.		Adjustments	Balance Sheet
ASSETS	(historical)	(historical)

Current Assets:
Cash and cash equivalents	$35,251	$-			$35,251
Prepaid expenses	107,125	-			107,125
Inventory	34,944	-			34,944
Total current assets	177,320	-			177,320

Property and Equipment, net	1,075,564	-			1,075,564

Intangible assets, net	1,152,925	-			1,152,925

Total Assets	$2,405,809	$-			$2,405,809

LIABILITIES AND OWNERS' EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$460,641	$-			$460,641
Related party debt	549,982	-			549,982
Total Current Liabilities	1,010,623	-			1,010,623

Owners' Equity:
Common stock	1,280	4,469	(a)	(1,280)	4,469
Additional paid-in capital	1,347,330	763,820	(a)	(3,189)	1,344,141
			(a)	(763,820)
Accumulated deficiency	(199,428)	(768,289)	(a)	768,289	(199,428)
Accumulated other comprehensive income	246,004				246,004
Owners' Equity	1,395,186	-			1,395,186
Total Liabilities and Owners' Equity	$2,405,809	$-			$2,405,809

See Notes to Unaudited Pro Forma Consolidated Financial Statements

CHINA HEALTH INDUSTRIES HOLDINGS LIMITED AND SUBIDIARY
UNAUDITED PRO FORMA CONSOLDATED STATEMENTS OF OPERATION
FOR THE YEAR ENDED JUNE 30, 2008

	China Health			Pro Forma
	Industries Holdings	Universal Fog,	Pro Forma	Consolidated Statements of
	Limited	Inc.	Adjustments	Operation
	(historical)	(d)

Revenues
Sales	$763,599	$-		$763,599
Costs of Sales	578,129	-		578,129
Gross Profit	185,470	-		185,470

Operating Expenses

General and administrative expenses	90,108	99,177		189,285
Depreciation and amortization	60,460	-		60,460
Total Operating Expenses	150,568	99,177		249,745

Income (loss) from Operation	34,902	(99,177)		(64,275)

Other expenses ,net	38,952			38,952

Provision for Income Tax	28,663	-	(c) (28,663)	-

Loss from discontinued operations	-	(83,079)	(b) 83,079	-

Net Loss	(32,713)	(182,256)	111,742	(103,227)

Basic and fully diluted loss per share	$(3.271)	$-		$(0.002)

Weighted average shares outstanding	10,000	44,694,634		44,694,634

See Notes to Unaudited Pro Forma Consolidated Financial Statements

CHINA HEALTH INDUSTRIES HOLDINGS LIMITED AND SUBIDIARY
NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – BASIS OF PRESENTATION

On September 10, 2007, the Company, Bontems and Buyer entered into a Securities Purchase Agreement dated as of September 10, 2007 (the “Securities Purchase Agreement”), pursuant to which Buyer agreed to purchase from Bontems a total of 22,000,545 shares of common stock of the Company and the Company agreed to issue 2,061,200 shares of common stock of the Company to Buyer, representing an aggregate of 24,061,745 shares, or 51.53% of the total issued and outstanding shares of common stock of the Company on a fully-diluted basis.  In addition, pursuant to the Securities Purchase Agreement, the Company and Universal Fog Systems entered into an Asset Purchase and Sale Agreement dated September 10, 2007 (the “Asset Purchase and Sale Agreement”) under which the Company agreed to transfer to Universal Fog Systems all of its assets and liabilities pursuant to two separate closings.

In the Asset Purchase and Sale Agreement, Universal Fog Systems agreed to, among other things, defend, indemnify and hold harmless the Company and each of its officers, directors, shareholders, employees, counsel, agents and their respective successors and assigns from and against any debt, liability or other obligation of the Company arising (or relating to the period) after the Possession Date (as defined) relating to obligations assumed by Universal Fog Systems or expressly accepted by Universal Fog Systems in writing. The consummation of a two-phase closing under the Asset Purchase and Sale Agreement is expressly made a condition of the Buyer’s obligation to purchase the 22,000,545 shares of common stock of the Company.

The pro forma financial statements are prepared assuming both the Securities Purchase Agreement and Asset Purchase and Sale Agreement were closed on June 30, 2008.  Accordingly, all the assets and liabilities of Universal Fog, Inc. were considered to be transferred to Universal Fog System.

The securities purchase transaction is being accounted for as a “reverse merger,” since the owner of China Health owns a majority of the outstanding shares of the Company’s common stock immediately following the execution of the Securities Purchase Agreement.  China Health is deemed to be the acquirer in the reverse merger.  Consequently, the assets and liabilities and the historical operations that will be reflected in the consolidated financial statements for periods prior to the Securities Purchase Agreement will be those of China Health and will be recorded at the historical cost basis.  After completion of the Securities Purchase Agreement, the Company’s consolidated financial statements will include the assets and liabilities of both China Health and Universal Fog, Inc., the historical operations of China Health and the operations of the Company and its subsidiaries from the closing date of the Securities Purchase Agreement.

Audited financial statements of China Health have been used in the preparation of these pro forma consolidated financial statements. These pro forma consolidated financial statements should be read in conjunction with the historical financial statements of China Health and Universal Fog, Inc.

Note 2 – PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

(a)	To eliminate the equity of the accounting acquiree – Universal Fog, and to reflect the recapitalization of the common stock and additional paid in capital as a result of the reverse merger.

(b)
Per Assets Purchase and Sale Agreement, the existing assets and liabilities and operations of Universal Fog will be transferred to the former owner upon the reverse merger.  As a result, income from discontinued operations was removed from the pro forma financials via this adjustment.

(c)	This is to adjust income tax provision due to change in pro forma pretax loss.

(d)
The historical income statement for the twelve months ended June 30, 2008 for Universal Fog is derived from the following historical income statements:  Income statements for six months ended June 30, 2008 plus Income statement for the year ended December 31, 2007 less income statement for the six months ended June 30, 2007.

APPENDIX G

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 10-KSB/A3
Amendment No. 3

☒  ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

For Fiscal Year Ended December 31, 2007

Commission File #000-51060

UNIVERSAL FOG, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

86-0827216
(IRS Employer Identification Number)

168 Binbei Street
Songbei District, Harbin City
Heilongjiang Province, People’s Republic of China
(Address of principal executive offices)(Zip Code)

011-86-451-8989-1246
(Registrant’s telephone no., including area code

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class Name of each exchange on which registered

Common Stock	OTCBB
Preferred Stock	None

Securities registered pursuant to Section 12(g) of the Act:

Common Stock, $0.0001 par value
(Title of class)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  No ☐   Yes ☒

Indicate by check mark whether the registrant is a shell company as defined in Rule12b-2 of the Exchange Act.  No ☒   Yes ☐

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B not contained in this form, and no disclosure will be contained, to the best of the registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. ☐

Revenues for year ended December 31, 2007: $643,398

Aggregate market value of the voting common stock held by non-affiliates of the registrant as of March 20, 2008, was: $134,265

Number of shares of the registrant’s common stock outstanding as of March 14, 2008 is: 44,694,634

Our Transfer Agent is Interwest Transfer Co., Inc.

ITEM 1. DESCRIPTION OF BUSINESS.

Universal Fog, Inc. was incorporated in the state of Arizona on July 11, 1996 and was the successor of the business known as Arizona Mist, Inc. which began in 1989. On May 9, 2005, Universal Fog, Inc. entered into a Stock Purchase Agreement and Share Exchange (effecting a reverse merger) with Edmonds 6, Inc. (Edmonds 6) and its name was changed to Universal Fog, Inc. (hereinafter referred to as either UFI or the Company). Edmonds 6 was incorporated on August 19, 2004 under the laws of the State of Delaware to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions. Pursuant to this agreement, Universal Fog, Inc. (which has been in continuous operation since 1996) became a wholly owned subsidiary of Edmonds 6.

The Company began manufacturing systems for outdoor cooling in Arizona and quickly expanded to distribute throughout the United States. As the Company grew, so did the need for more efficient, more effective, and higher quality commercial grade products.

All Universal Fog, Inc. high pressure fog systems are custom designed and manufactured for each specific application. We incorporate three different types of tubing in our systems enabling us to comply with nearly any design requirement. Our low profile 3/8” flexible nylon tubing utilizes our patented SLIP-LOK brass fittings allowing extreme versatility and easy installation. The use of 3/8” high-pressure nitrogenized copper is aesthetically very pleasing and enables us to conceal our mist lines behind walls, such as stucco, and meet certain building code requirements. In addition, we also produce systems using 3/8” stainless steel tubing, though copper systems are recommended, providing one of the most extensive product selections in the industry.

The concept is inherent in nature, such as water vapor, clouds, and fog, which manifest due to the earth’s environment. Universal Fog, Inc. high pressure fog systems can create the same environment where and when you want it. Using normal tap water and pressurizing it to 800 PSI with our high-pressure pump modules, we force water through a series of patented brass and stainless steel nozzles creating a micro-fine mist or “fog”. With droplets ranging in size from 4 - 40 microns, the fog flash evaporates, removing unwanted heat in the process. Temperature drops up to 400 are typical in situations where high heat and low humidity exist.

The concept of fog and its benefits have been in use for over 50 years. While most commonly known for cooling, fog can be used for a variety of applications.

Asset Purchase and Sale Agreement

Pursuant to an Asset Purchase and Sale Agreement dated September 10, 2007, we transferred all of our assets and liabilities to Universal Fog Systems, Inc., a private entity and we are no longer an operating company. All of our assets and liabilities are discontinued operations for purposes of generally accepted accounting principles. We are no longer engaged in the following businesses.  Tom Bontems, the founder and Chief Executive Officer of the Company, is no longer involved in the business.

Principal Products and Services

Universal Fog’s primary product is a misting system which consists of a high pressure pump assembled to specifications, mistline which comes in the form of nylon, copper or stainless steel which varies in length, various fittings for these systems and spray nozzles. This primary product is adapted to various specific applications including direct mount to homes, lighting fixtures, fog fans, umbrellas and others. Universal Fog performs the majority of the installations directly on site. The markets for these products follow:

Cooling Systems & More
The concept of fog and its benefits has been in use for over 50 years. While most commonly known for cooling, fog can be used for a variety of applications.

Textiles, Knitting, and Weaving
Maintain fiber moisture content, increase fiber tensile strength, reduce yarn breakage, control lint and cotton fly, reduce static electricity.

Furniture and Woodworking
Maintain wood moisture content; control warping, shrinking, splitting, delaminating, and glue joint separation; reduce dust control problems.

Printing and Paper
Control static electricity, improve ink performance, control dimensional stability of paper, achieve higher production speeds, and keep ink from drying on rollers.

Power Generation
Increase gas turbine output with cooler inlet air; remove dust from air stream with less pressure drop than filters.

Dust Control and Air Scrubbing
Super-small fog droplets are very effective for scrubbing dust and chemicals from air streams.

Painting and Coating
Control air conductivity for electro-static painting and coating, improve application of water-based paints.

Odor Control
Atomize emollients for odor reduction at waste treatment plants, livestock, or waste facilities.

Food Processing
Cool cooked foods before packaging. Humidify bread at rising stage.

Cement Curing
Humidifies without wetting to prevent leaching or cracking and create a stronger product.

Special Effects
Mimic smoke, rain forests and swamp effects, and use in place of haze for lasers or lighting; add to fountains.

Cooling
Fog systems for cooling can lower temperatures up to 350F. When used with fans, temperatures can be reduced by as much as 450F, which is ideal for outdoor patios, dairies, poultry houses, hog farms, etc.

Humidity in Greenhouses
Humidify propagation and storage areas for plants or vegetables. Apply insecticides and preservatives.

Product Distribution

Our products are distributed directly to consumers through the installation process. Universal Fog also distributes its products through exclusive and non-exclusive distributors and resellers which in turn perform product installs for final customer use. A small percentage of systems are purchased direct by the consumer as kits which get installed by the consumer or a local contractor. Typically these systems are of the nylon type.

Competitive Landscape

Universal Fog competes against several competitors both locally and nationally. Some are OEM’s while others are distributors. As is the case with many home improvement industries such as roofing, landscaping or HVAC, a consumer which is in the market for a misting system will obtain several quotations from 3 or 4 local misting companies prior to choosing a supplier. This business to consumer market is very price sensitive. The business to business market is less price sensitive. In this market, Universal Fog competes more on product offerings, quality, brand recognition, and reputation in the industry. Universal Fog has positioned itself as a higher cost, higher benefit competitor.

Customer Concentration

We work directly with the end consumers whenever we perform installs. Because of this, UFI will have a new customer for each product produced resulting in hundreds of new customers per year. As UFI continues to develop its distribution base, the number of customers that we deal with directly will decrease. It is our intention to deal more with landscapers, distributors, contractors and OEM’s in the future. Due to the substantial number of customers that UFI deals with we are not dependent on any single customer or group of customers.

Distributors

UFI has granted one exclusive distributor for the territory of Texas and Louisiana. All of our other distributors are independent and non-exclusive. We are seeking to expand our exclusive distributorships in the future. We have no franchises at this time.

RISK FACTORS RELATED TO OUR BUSINESS

Our Future Success Is Dependent, In Part, On the Performance and Continued Service of Our Managers and Officers.

We are presently dependent to a great extent upon the experience, abilities and continued services of our managers and officers. The loss of services of any of the management staff could have a material adverse effect on our business, financial condition or results of operation. Our ability to grow the business is dependent on the managers and other key staff. We currently do not carry key man insurance on any of our officers or directors. Specifically, the loss of our misting expert, Tom Bontems, would substantially reduce our ability to create new products and consequently could inhibit our growth potential.

We Have a History of Operating Losses.

Universal Fog, Inc. has a history of operating losses and there can be no assurance that this trend will be reversed. Should this trend not be reversed, it will materially adversely affect investors by not allowing the company to declare and pay dividends and may ultimately cause the Company to go out of business.

Our Stock Trades on the OTCBB and is Illiquid.

We have our stock listed on a national exchange, but there can be no assurance that an active market will ever develop in our stock. The limited market liquidity for our stock may affect your ability to sell at a price that is satisfactory to you.

Sun Xin will be able to Significantly Affect our Management and Operations, Acting in his Best Interests and not Necessarily those of Other Stockholders.

Sun Xin owns 53.8% of our common stock. In all events, Sun Xin will be in a position to significantly affect, and fully control, UFI, the election of its directors, and its general affairs. In addition, he may exercise his ability to decide matters requiring a stockholder vote in a manner that advances his best interests, not necessarily those of our other stockholders.

Our Business is Seasonal in Nature.

The nature of the misting business is seasonal. Customers are more likely to purchase misting systems in the spring and summer than the fall and winter. This seasonality may affect our cash flow and inhibit our ability to market our products in a consistent manner.

Our Products have been Linked to a Potential Increase in the Likelihood of Contracting Legionnaires Disease.

Several studies have been conducted that link the breathing of misted air with the contracting of Legionnaires Disease. None of these studies have been conclusive; however, there have been some suggestions that there is a correlation. In the event that studies show a stronger link, or the public perception of potential harm increases, our sales could suffer.

A Market for our Products may Fail to Fully Develop, or a Large Enough Market may not Exist to Support our Expansion Plans.

We believe that the misting business is still in its relative infancy. However, the risk exists that the market as a whole will not grow substantially. If that is the case, we will face increased competition and may not be able to grow as rapidly as we would like.

PATENTS, TRADEMARKS, LICENSES, FRANCHISES, CONCESSION, ROYALTY PAYMENTS, AND DURATION.

We have two patents which are used in the general course of our business. They are as follows:

US Patent Registration No. 5,441,202, entitled “Misting system with improved couplers.” This patent allows Unifog to disperse mist through nozzles which are integrated into a locking T coupler. The rights to this patent are shared with the co-inventor.

US Patent Registration No. 6,772,967, entitled “Misting nozzle.” This patent allows Unifog to create systems utilizing nozzles which come apart and are easy to clean, which is an important feature in our industry.

We have no registered trademarks at this time.

Licenses

Universal Fog has and keeps current licenses for plumbing, subcategory misting both residential and commercial.

Royalties

UFI does not pay any royalties at this time; however, we do employ a commission structure to provide incentive to our sales force.

Labor contracts

We have no contracts with our non-union labor force and no contracts with any of our management or support staff.

Governmental Regulation / Environmental Impacts

Although there exists no formal regulations for Universal Fog products or services that we are aware of we seek UL and /or TUV recognition on some of our products under a voluntary basis. To our knowledge there are no proposed or contemplated governmental regulations pending that would affect us directly or indirectly. The effects of existing environmental regulations pose negligible costs of compliance to our business.

R&D Activities

We estimate that R&D activities have cost the company $387 during the past year. Such R&D costs primarily arose from labor with little costs in materials.

Foreign Sales

Sales outside of the United States accounted for 20% of sales in 2006, and have accounted for 36% of sales in 2007. Nearly all of these sales were executed through independent distributors and sales representatives in foreign countries.

Market Opportunities

Our goal is to satisfy any outdoor or warehouse cooling needs, humidification needs, dust and odor control needs, or other requirements using only the highest quality materials and the experience of 15 years in the industry.

While the Company feels its current business is sufficient to sustain operations, the Company’s management believes that there currently exists a significant market opportunity for misting systems and therefore it is a very good time to seek aggressive expansion opportunities. With our current product line and patents we feel that we can penetrate markets not usually sought after by the misting crowd. While our commercial and residential sales are strong, there also exist some large vertical sales opportunities that we will pursue. The Company’s Research and Development efforts allow us to further develop unique positions. Tom Bontems, our Research and Development leader, has successfully sold misting and fogging products he has created to major corporations, and has built brand equity for the Company in doing so. It is critical that the company build a sales force to deliver these products to the market.

NUMBER OF EMPLOYEES

As of December 31, 2007, we have 6 full-time employees including Tom Bontems, and no part-time employees. We have had a very good relationship with our employees, some of whom have been employed since inception.

ITEM 2. DESCRIPTION OF PROPERTY

Offices

Our principal executive offices are located at 168 Binbei Street, Songbei District, Harbin City, Heilongjiang Province, People’s Republic of China. Our telephone number is 011-86-451-8989-1246.

On January 3, 2005, our majority stockholder, Tom Bontems, contributed as additional paid in capital the land, office and manufacturing facilities located at 1808 South First Avenue, Phoenix, Arizona to UFI. Because this transaction is one between entities under common control, these facilities were recorded into our books and records at Mr. Bontems’ historical cost, less previously recorded depreciation and amortization, of $401,117. These facilities are security for a note payable. The note payable bears interest at 8.4% per annum, contains no restrictions or debt covenants, and provides for monthly principal and interest payments of $1,443 through May 30, 2011, at which time the remaining principal and all accrued interest shall be due and payable. The property was transferred to UFI subject to the existing first mortgage and only that portion of the cost in excess of the mortgage was considered as additional paid in capital. Mr. Bontem’s basis was determined by the original price paid for the facilities and receipts and invoices for repairs and remodeling completed to make the property serviceable, less depreciation and amortization of $38,866 previously recorded by Mr. Bontems. The building contains 6700 square feet divided into 2100 square feet of office space and 4600 square feet of assembly and warehouse space. The building is constructed of concrete block for the exterior and warehouse space and standard office construction in the office area, with carpet and tile floors and suspended acoustic ceiling. The office facilities are heated and air conditioned.

The original purchase price paid by Mr. Bontems was $274,000, of which, $87,997 was allocated to land. Materials and labor necessary to bring the property to a serviceable condition amounted to $165,983 for a total original cost less depreciation and amortization of $38,866 previously recorded by Mr. Bontems, arriving at a total amount transferred of $401,117. Improvements included a metal security fence, new roof, construction of offices, addition of paved parking and driveway, HVAC, electrical and plumbing facilities in the offices and additional storage and warehouse facilities. Additional Paid In Capital was increased by $250,562 representing the amount of the asset less the then mortgage payable assumed.

The building basis less the land allocation is being depreciated over a 40 year useful life and the fence and parking improvements are being depreciated over a 10 year useful life.

We believe that our current office space is sufficient for our current needs and that additional space is available should we require additional office space.

ITEM 3. LEGAL PROCEEDINGS

In the normal course of our business, we may periodically become subject to various lawsuits.

On January 16, 2005, Brian Hahn, COO, presented a proposed employment contract for Board of Directors approval. The Board, by unanimous vote, declined to approve the contract and part of a cost containment process, terminated Mr. Hahn’s services to the Company. Mr. Hahn filed suit in the Superior Court, Maricopa County, (No. CV2006-002259) alleging a contractual violation and requesting cash damages of $63,453.36 and common stock in the amount of 3,458,295 shares. On March 22, 2007, UFI reached a settlement agreement with Brian Hahn. The settlement agreement provides that Mr. Hahn receive 1,900,000 restricted shares of UFI’s common shares and be awarded warrants to purchase an addition 2,000,000 restricted common shares at $0.125 per share. The cost of the 1,900,000 shares has been reflected in the Company’s consolidated statement of operations for the year ended December 31, 2006 by an addition to the accrued loss contingency of $82,398. The shares were valued at $95,000 which is the fair value of the shares reflected by the closing bid price on the Over the Counter Bulletin Board on March 22, 2007.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not Applicable.

ITEM 5. MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our common stock trades on the Over the Counter Bulletin Board under the symbol UFOG.OB. Trading has been sporadic and has ranged from a high of $0.50 per share to a low of $0.008 per share.

As of the date of this filing, there have been no options to purchase our common stock issued. There are also shares that are currently eligible for resale under Rule 144 of the Securities Act. There are an aggregate of 44,694,634 shares of our common stock that are issued and outstanding of which 15,557,800 were registered in the completed SB-2 registration statement. As of December 31, 2007, there are a total of 64 holders of our common stock and no preferred stock is issued and outstanding.

DESCRIPTION OF OUR CAPITAL STOCK

Common Stock

We are authorized to issue 300,000,000 shares of common stock, $.0001 par value per share. As of the date of this filing, 44,694,300 common shares were issued and outstanding. Each outstanding share of Common Stock is entitled to one vote, either in person or by proxy, on all matters that may be voted on by the owners thereof at meetings of Universal Fog shareholders. The holders of common shares do not have cumulative voting rights, which means that the holders of more than 50% of such outstanding common shares can elect all of the directors.

Preferred Stock

We were authorized to issue 10,000,000 shares of preferred stock, $.0001 par value per share. As of the date of this filing, no shares of preferred stock were issued and outstanding. 4,000,000 preferred shares were issued to Tom Bontems as compensation for the patents which were transferred to the Company. Mr. Bontems subsequently transferred these preferred shares to Mr. Sun as hereinafter indicated, who caused them to be cancelled.

ITEM 6.      MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION. FORWARD LOOKING STATEMENTS

The information contained in this section should be read in conjunction with the Selected Financial Data and our Financial Statements and notes thereto appearing elsewhere in this 10KSB. The 10KSB, including the Management’s Discussion and Analysis of Financial Condition and Results of Operations, contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “anticipates”, “expects”, “intends”, plans”, “believes”, “seeks”, and “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including without limitation (1) any future economic downturn could impair our customers’ ability to pay our invoices and increase our non-performing receivables, (2) a contraction of available credit and/or an inability to access the equity markets could impair our activities, (3) interest rate volatility could adversely affect our results, (4) the risks associated with the possible disruption in the Company’s operations due to terrorism and (5) the risks, uncertainties and other factors we identify from time to time in our filings with the Securities and Exchange Commission, including our Form 10-KSBs, Form 10-QSBs and Form 8-Ks. Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this Annual Report should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this Annual Report.

Critical Accounting Policies

Financial Reporting Release No. 60, which was released by the Securities and Exchange Commission (the “SEC”), encourages all companies to include a discussion of critical accounting policies or methods used in the preparation of financial statements. The Company’s consolidated financial statements include a summary of the significant accounting policies and methods used in the preparation of the consolidated financial statements. Management believes the following critical accounting policies affect the significant judgments and estimates used in the preparation of the financial statements.

Use of Estimates — Management’s discussion and analysis or plan of operation is based upon the Company’s consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these consolidated financial statements requires management to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues, and expenses, and related disclosure of contingent assets and liabilities. On an ongoing basis, management evaluates these estimates, including those related to allowances for doubtful accounts receivable and long-lived assets. Management bases these estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis of making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Management must determine at what point in the sales process to recognize revenue. We recognize revenue when title passes to the purchaser or when installation is complete and the customer is invoiced. Early or improper revenue recognition can affect the financial statements. We have established credit policies which, we believe will eliminate or substantially lower our uncollectible accounts receivable; however, management must make judgments regarding when and if to classify a receivable as uncollectible and this may affect the financial statements. The timing of purchase and the depreciation policies for property and equipment may affect the financial statements. Advertising costs can be deferred or may not be properly allocated to the proper accounting period and this can affect the financial statements.

We review the carrying value of property and equipment for impairment at least annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of long-lived assets is measured by comparison of its carrying amount to the undiscounted cash flows that the asset or asset group is expected to generate. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the property, if any, exceeds its fair market value.

Effective January 1, 2006, we adopted the provisions of SFAS No. 123(R), “Share-Based Payment,” under the modified prospective method. SFAS No. 123(R) eliminates accounting for share-based compensation transactions using the intrinsic value method prescribed under APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and requires instead that such transactions be accounted for using a fair-value-based method. Under the modified prospective method, we are required to recognize compensation cost for share-based payments to employees based on their grant-date fair value from the beginning of the fiscal period in which the recognition provisions are first applied. During the year ended December 31, 2006, we did not make any payments by issuing shares of our common stock. If we had made any share- based payments, these shares would have been issued at the fair value of the shares at the date of issuance.

For periods prior to adoption, the financial statements are unchanged, and the pro forma disclosures previously required by SFAS No. 123, as amended by SFAS No. 148, will continue to be required under SFAS No. 123(R) to the extent those amounts differ from those in the Statement of Operations.

Comparison of the Years Ended December 31, 2007 and 2006

On September 14, 2007, a share exchange agreement was completed in Tom Bontems sold his control shares in Company to Sun Xin and simultaneously a contract to transfer all of the assets and liabilities of Universal Fog, Inc.  to Universal Fog Systems, Inc. was executed.  The accounting treatment for the transaction is Discontinued Operations and therefore there are no comparisons presented for the years ended December 31, 2007 and 2006.

Recent Sales of Unregistered Securities. In April 2005 UFI raised $68,322 through the sale of 2,000,000 shares of its common stock at a price of $0.05 per share for a total of $100,000 with the balance of $38,678 being a subscription receivable. In May 2005 UFI raised $35,000 through the sale of 140,000 shares of its common stock at a price of $0.25 per share. In August 2005 UFI raised $214,700 through the sale of 858,800 shares of its common stock at a price of $0.25 per share. All of these shares were issued under exemptions from the Federal Securities Laws in accordance with Rule 506 of the Securities Act of 1933, as amended (the “Securities Act”).

During the month of May 2005, UFI also issued 540,000 shares of its common stock to Doyle Powell in exchange for the extinguishment of debt in the amount of $135,000. Such shares were issued under exemption from registration in accordance with Section 4(2) of the Securities Act.

During the months of May 2005 through August 2005 UFI issued an aggregate of 513,500 shares of its common stock in exchange for services rendered on behalf of UFI by certain third parties. This total was comprised of an aggregate of 54,500 shares of its common stock to its employees in exchange for services rendered on behalf of UFI. UFI also issued 40,000 shares to members of its Board of Directors as 2005 Director Compensation and 384,000 shares were issued to Vincent & Rees for attorneys’ fees. An additional 35,000 shares were issued as commissions. All of these shares were issued under exemption from registration in accordance with Section 4(2) of the Securities Act.

In May 2005, we issued 4,000,000 shares of preferred stock, convertible into common stock on a one-for-one basis at the option of the holder, Tom Bontems, in exchange for his contribution of certain patents to the Company, as referenced in Exhibit 2.4 to this Registration Statement. Such shares were issued under exemption from registration in accordance with Section 4(2) of the Securities Act.

No form of general solicitation or advertising was utilized by UFI at any time with respect to any of the sales of UFI stock.

“Going Concern Opinion”. Our continuation as a going concern is dependent upon our ability to generate sufficient cash flow to meet our obligations on a timely basis, to obtain additional financing or refinancing as may be required, and ultimately to attain positive cash flows from operations and profits. Due to the costs of becoming a reporting company, our monthly costs were higher than anticipated. Management is continuing to seek additional equity capital to fund its various activities and as part of a capital procurement plan, filed a form SB2 registration statement with the SEC on October 5, 2005 to sell 4,000,000 shares of its stock to the public. The filing was effective but was discontinued by management.

These events raise doubt as to our ability to continue as a going concern. The report of our independent registered public accounting firm, which accompanied our financial statements for the year ended December 31, 2007, was qualified with respect to that risk. In order to continue as a going concern, we must raise additional funds as noted above and ultimately achieve profit from our operations.

ITEM 7. FINANCIAL STATEMENTS

Our consolidated financial statements and the report of the independent registered public accounting firm appear beginning on page F-2 of this report at Exhibit 99.1.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

On March 28, 2008, Turner, Stone & Company, L.L.P. (“Turner, Stone”) was terminated as the independent registered public accounting firm for the Registrant.  Turner, Stone had been the independent registered public accounting firm for and audited the consolidated financial statements of the Registrant and Subsidiary for the years ended December 31, 2003 and 2004, for the five months ended May 31, 2005, and for the years ended December 31, 2005 and 2006.  All of the foregoing audited consolidated financial statements are hereinafter collectively referred to as the “consolidated financial statements.”  The reports of Turner, Stone on the consolidated financial statements for the past fiscal years indicated contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph relating to the Registrant's ability to continue as a "going concern" for the years ended December 31, 2005 and 2006.  The termination of Turner, Stone was approved unanimously by the Board of Directors.

In connection with the audits for the two most recent fiscal years and in connection with Turner, Stone’s review of the three subsequent interim periods to date, there have been no disagreements between the Registrant and Turner, Stone on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Turner, Stone, would have caused Turner, Stone to make reference thereto in their report on the Registrant’s financial statements for these fiscal years.

The Registrant has made the contents of this Form 8-K filing available to Turner, Stone and requested it to furnish a letter to the Securities and Exchange Commission as to whether Turner, Stone agrees or disagrees with, or wishes to clarify Registrant’s expression of its views.  A copy of Turner, Stone’s letter to the SEC was included as an exhibit to the Form 8-K disclosing Turner, Stone's termination.

On March 28, 2008, the Registrant engaged Malone & Bailey, PC as its independent registered public accounting firm. The Registrant had not consulted with Malone & Bailey, PC regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Registrant's financial statements, and neither written nor oral advice was provided that would be an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issues.

ITEM 8A – CONTROLS AND PROCEDURES

Annual Evaluation of Controls.  As of the end of the period covered by this annual report on Form 10-KSB/A3, we evaluated the effectiveness of the design and operation of our disclosure controls and procedures ("Disclosure Controls"). This evaluation (“Evaluation”) was performed by our Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer, Thomas Bontems and Sun, Xin (“Bontems and Sun”).  In this section, we present the conclusions of Bontems and Sun based on and as of the date of the Evaluation with respect to the effectiveness of our Disclosure Controls.

CEO/CFO/Principal Accountant Certification.  Attached to this annual report are certain certifications of the CEO/CFO/Principal Accountant, which are required in accordance with the Exchange Act and the Commission's rules implementing such section (the "Rule 13a-14(a)/15d–14(a) Certifications"). This section of the annual report contains the information concerning the Evaluation referred to in the Rule 13a-14(a)/15d–14(a) Certifications. This information should be read in conjunction with the Rule 13a-14(a)/15d–14(a) Certifications for a more complete understanding of the topic presented.

Disclosure Controls. Disclosure Controls are procedures designed with the objective of ensuring that information required to be disclosed in our reports filed with the Commission under the Exchange Act, such as this annual report, is recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms. Disclosure Controls are also designed with the objective of ensuring that material information relating to us is made known to the CEO and the CFO by others, particularly during the period in which the applicable report is being prepared.

Limitations on the Effectiveness of Controls. Our management does not expect that our Disclosure Controls will prevent all error and all fraud. A control system, no matter how well developed and operated, can provide only reasonable, but not absolute assurance that the objectives of the control system are met.  Further, the design of the control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their design and monitoring costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the Company have been detected. These inherent limitations include the realities that judgments in decision-making can be faulty, and that breakdowns can occur because of simple error or mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the control. The design of a system of controls also is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated objectives under all potential future conditions. Over time, control may become inadequate because of changes in conditions, or because the degree of compliance with the policies or procedures may deteriorate. Because of the inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and not be detected.

Scope of the Evaluation. The CEO/CFO/Principal Accountant’s evaluation of our Disclosure Controls included a review of the controls' (i) objectives, (ii) design, (iii) implementation, and (iv) the effect of the controls on the information generated for use in this annual report. In the course of the Evaluation, the CEO/CFO/Principal Accountant sought to identify data errors, control problems, acts of fraud, and they sought to confirm that appropriate corrective action, including process improvements, was being undertaken. This type of evaluation is done on a quarterly basis so that the conclusions concerning the effectiveness of our controls can be reported in our quarterly reports on Form 10-QSB and annual reports on Form 10-KSB. The overall goals of these various evaluation activities are to monitor our Disclosure Controls, and to make modifications if and as necessary.  Our intent in this regard is that the Disclosure Controls will be maintained as dynamic systems that change (including improvements and corrections) as conditions warrant.

Conclusions. Based upon the Evaluation, our disclosure controls and procedures are designed to provide reasonable assurance of achieving our objectives. Our CEO/CFO/Principal Accountant has concluded that our disclosure controls and procedures are effective at that reasonable assurance level to ensure that material information relating to the Company is made known to management, including the CEO/CFO/Principal Accountant, particularly during the period when our periodic reports are being prepared, and that our Internal Controls are effective at that assurance level to provide reasonable assurance that our financial statements are fairly presented inconformity with accounting principles generally accepted in the United States. Additionally, there has been no change in our Internal Controls that occurred during our most recent fiscal quarter or fiscal year that has materially affected, or is reasonably likely to affect, our Internal Controls. Subsequent to this Evaluation, we became aware on April 17, 2008 that our Form 10-KSB for the year ended December 31, 2007, contained financial information for 2006 that was not accompanied by a valid auditor’s report and was presented as if it had been accompanied by such a report. We filed an amended Form 10-KSB/A2 within 24 hours of discovery of the problem, and engaged an auditor to provide the required audit report for the financial results of 2007 and 2006. Such audit report is contained in this Form 10-KSB/A3, Amendment No. 3. The Company will take further steps to remedy the situation as may be necessary, as promptly as practicable.

ITEM 8AT - CONTROLS AND PROCEDURES

(a)           The Company’s management is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934, as amended). Management conducted an evaluation of the effectiveness of the Company’s internal control over financial reporting based on the criteria set forth in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on this evaluation, management has concluded that the Company’s internal control over financial reporting was not effective as of December 31, 2007. See the discussion under Item 8A above.

(b)           This annual report does not include an attestation report of the company’s registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by the company’s registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the company to provide only management’s report in this annual report.

(c)           There were no changes in the Company's internal controls over financial reporting, known to the chief executive officer or the chief financial officer, that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT. IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

Our directors, executive officers and key employees and their respective ages and positions are set forth below. Biographical information for each of those persons is also presented below. Our executive officers are appointed by our Board of Directors and serve at its discretion.

MANAGEMENT

Directors and Executive Officers

The following table sets forth, as of December 31, 2007 the names and ages of all of our directors and executive officers and all positions and offices held. Each director will hold such office until the next annual meeting of shareholders and until his or her successor has been elected and qualified.

Name	Age	Position
Tom A. Bontems	47	CEO and Director
Sun Xin	43	Chairman, CFO, Treasurer and Director

The board of directors serves as the audit, compensation, and disclosure committees. The audit committee does not have a named financial expert but will contract with an outside party to provide this service.

Family Relationships

There are no family relationships between and among any of our directors or executive officers.

Business Experience

The following summarizes the occupation and business experience during the past five years for our officers and directors.

TOM A. BONTEMS, Chief Executive Officer and Director of Universal Fog, incorporated  in 1996. Prior to 1996, Mr. Bontems was the President and Founder of Arizona Mist which was incorporated in 1989 and was built into a $5MM business which was sold to Orbit Sprinklers. As a result of the sale of Arizona Mist to Orbit Sprinklers, the high pressure division known as Universal Fog was spun off directly to Mr. Bontems. At this point, Universal Fog, Inc. was created as a stand alone company. Mr. Bontems is an expert in the field of misting, high pressure spray and water handling and nozzle technologies. Further expertise lies in the fields of cotton production management, dairy cow, chicken, hog and horse management. Mr. Bontems also founded ACE Curb and Stone which specializes in stone and masonry construction in the Phoenix area. Additionally, Mr. Bontems founded Peek A Boo Bottoms with the granting of a patent in the field of apparel. Several other patents are held in the high pressure spray industry.

SUN, XIN, Chairman, Chief Financial Officer, Treasurer and Director Mr. Sun attended Jia Mu Si Medical College with a major in pharmacy from 1984 to 1988.  From 1988 to 1991, he was the production at the Ha Yao Group Sanchine Medicine Joint-Stock Ltd. company.  From 1991 to 1994, he was the district director for the Northeast District of China for Pfizer Pharmaceuticals Limited.  Thereafter, he spent one year as the director of the marketing department for Ha Yao Group Sanchine Medicine Joint-Stock Ltd. company. From 1996 to 2002, he was the chief executive officer of a company he founded, Heilongjiang Bijie Chemical Industry Co., Ltd.  He next obtained his Masters of Business Administration from Renmin University of China.  From 2003 to the present, he was the president and chief executive officer of Harbin Humankind Biology Technology Co., Ltd.

Mr. Sun is well known pharmaceutical field in Harbin, China as a result of all of his professional experience. While he was studying at the Renmin University, Mr. Sun developed many contacts in the pharmaceutical field, which later became district agents and other employees in Humankind’s distribution system.

Employment Agreements/Terms of Office

No members of the Board of Directors or members of the management team presently have employment agreements with us.

ITEM 10. EXECUTIVE COMPENSATION

The following table sets forth the aggregate compensation paid by the Company for services rendered during the periods indicated.

Name and Principal Position	Year(s)	Annual Salary	Repayment of Advances, net

Tom Bontems, CEO and President	2007	0	0
	2006	$6,587	$23,191
	2005	0	0
Sun Xin, Chairman and CFO	2007	$2,554	0

Compensation of Directors

The Company’s standard arrangement for compensation of directors for any services provided as Director, including services for committee participation or for special assignments is compensation in the form of restricted stock awards. Each non employee director was not compensated with shares of restricted common stock for services performed during 2007.

We have adopted a Code of Ethics governing the conduct of our officers, directors and employees, a copy of which is attached as Exhibit 14.1 hereto.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table sets forth information as of December 31, 2007, regarding the beneficial ownership of our common stock, Preferred Stock (i) by each person or group known by our management to own more than 5% of the outstanding shares of each such class, (ii) by each director, the chief executive officer and each of the other executive officers that were paid more than $100,000 during the last fiscal year, and (iii) by all directors and executive officers as a group. Unless otherwise noted, each person has sole voting and investment power over the shares indicated below, subject to applicable community property laws.

Except as otherwise stated, the mailing address for each person identified below is 1808 South 1st Ave., Phoenix, AZ 85003.

Name	Class	Shares Beneficially Owned	Percent of Class

Sun Xin	Common	24,061,745	53.8%

Tom Bontems	Common	2,766,255	6.2%

Dennis McKee	Common	8,960,000	20.0%
* Less than 1%

(1) Percentage of beneficial ownership is based on 44,694,634 shares of common stock outstanding as of December 31, 2007.
(2) Directors and Officers as a group hold 60.0% of the common stock outstanding as of December 31, 2007.
(3) Dennis McKee served as an unpaid advisor to Tom Bontems for several years and in that capacity has provided him with advice, counsel, and on numerous occasions, has referred business to UFI. For these past services, Mr. McKee was awarded 8,000,000 shares of restricted common stock. In a private placement, Mr. McKee committed $100,000 in exchange for 2,000,000 shares of restricted common stock with certain registration rights.
(4) The preferred stock is convertible into common stock on a one for one basis.

ITEM 12 - CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 3, 2005, our majority stockholder, Tom Bontems, contributed as additional paid in capital the land, office and manufacturing facilities located at 1808 South First Avenue, Phoenix, Arizona to UFI. Because this transaction is one between entities under common control, these facilities were recorded into our books and records at Mr. Bontems’ historical cost of $401,117. These facilities are security for a note payable to Heritage Bank, which was also transferred to and assumed by UFI.

Additionally, Mr. Bontems entered into an agreement whereby he assigned certain patent rights to UFI in exchange for 4,000,000 shares of the Company’s convertible preferred stock (see “Description of Capital Stock”). These patent rights were also recorded at Mr. Bontems’ historical cost of $50,218.

In May 2005, Mr. Richard Neussler was paid a cash fee of $36,000 by Mr. Bontems in exchange for services performed in connection with the Stock Purchase Agreement and Share Exchange Agreement by and among Edmonds 6, Inc., and Universal Fog, Inc.

At January 1, 2004, the Company owed its majority stockholder $88,304 from advances, net of repayments, made in prior years. During the years ended December 31, 2005 and 2004, additional advances of $4,647 and $0, respectively, were made and the Company repaid $36,901 and $7,876 of these advances. The advances are unsecured, non-interest bearing and due upon demand as funds are available.

Also, at January 1, 2004, the Company owed another stockholder $143,626 from advances, net of repayments, made in prior years. During the years ended December 31, 2004 and 2004, the Company repaid $9,920 and $4,282, respectively, of these advances. The advances were unsecured and payable with interest at 5.0% in monthly payments of $1,406 through March 2015. On May 30, 2005, the outstanding advances totaling $129,424 were repaid through the issuance of 540,000 common stock shares. The balance of the indebtedness included $129,424 of principal plus $5,576 of expense reimbursement for a total of $135,000 at $0.25 per share resulting in 540,000 shares of common stock.

In connection with a Securities Purchase Agreement, dated September 10, 2007 (the “Securities Purchase Agreement”), in which Sun, Xin acquired 24,061,745 shares of common stock of UFI for a purchase price of $500,000 from Tom Bontems, UFI and Universal Fog Systems, Inc., an Arizona corporation which is wholly owned by Tom Bontems (“UFSI”), entered into an Asset Purchase and Sale Agreement., also dated September 10, 2007 (the “APSA”).  Pursuant to the ASPA,  UFSI agreed to acquire all of the assets and assume all of the liabilities of UFI for no additional consideration than entering into the Securities Purchase Agreement and a Share Exchange Agreement, pursuant to which, as described in the Subsequent Event note to the Notes to our Financial Statements, a company known as China Health Industries Holdings Limited and its wholly owned subsidiary, Harbin Humankind Biology Technology Co. Limited, agreed to enter into a reverse merger with UFI.

ITEM 13 - EXHIBITS

Unless otherwise noted, all exhibits have been previously filed.

Exhibit No.	Description
2.1
Stock Purchase Agreement dated as of April 8, 2005 between Richard Neussler and Tom Bontems, incorporated herein by reference, filed as an exhibit to the Company’s Current Report on Form 8-K on April 14, 2005, file number 000-51060.

2.2
Stock Purchase Agreement and Share Exchange dated as of May 9, 2005 between the Company and Universal Fog Inc. and the shareholders of Universal Fog, incorporated herein by reference, filed as an exhibit to the Company’s Current Report on Form 8-K on May 12, 2005, file number 000-51060.

2.3
Agreement dated as of January 3, 2005 between Tom Bontems and Universal Fog, Inc. regarding the property located at 1808 South 1st Avenue, Phoenix, AZ, incorporated herein by reference, filed as an exhibit to Amendment No. 1 to the Company’s Registration Statement on Form SB-2 on January 27, 2006, registration number 333-128831.

2.4	Agreement dated as of January 3, 2005 between Tom Bontems and Universal Fog, Inc. regarding certain patents.
3.1	Certificate of Incorporation, incorporated herein by reference, filed as an exhibit to the Company’s Registration Statement on Form 10-SB on December 1, 2004, file number 000-51060.
3.2	Bylaws, incorporated herein by reference, filed as an exhibit to the Company’s Registration Statement on Form 10-SB on December 1, 2004, file number 000-51060.
14.1	Code of Ethics (attached)
31.1	Certification of Chairman and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 (attached)
31.2	Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 (attached)
32.1	Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 (attached)
32.2	Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 (attached)
99.1	Malone-Bailey audit report and audited financial statements of the Company

ITEM 14 - AUDIT AND RELATED FEES

During the year ended December 31, 2007, the following audit and related fees were paid to Turner Stone & Company, LLP and Malone-Bailey. There were no tax or other fees paid.

Audit Fees – Turner Stone	$28,353
Audit Fees—Malone-Bailey	$15,000

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

Universal Fog, Inc.

By:	/s/ Sun, Xin
Sun, Xin
Chairman and Director
Chief Financial Officer
Dated:	July 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Name	Title	Date

/s/ Sun, Xin	Chairman and Director	July 7, 2008
Sun, Xin	Chief Financial Officer and Principal Accounting Officer

/s/ Tom Bontems	Chief Executive Officer and Director	July 7, 2008
Tom Bontems

EXHIBIT INDEX

Unless otherwise noted, all exhibits have been previously filed.

Exhibit No.	Description
2.1
Stock Purchase Agreement dated as of April 8, 2005 between Richard Neussler and Tom Bontems, incorporated herein by reference, filed as an exhibit to the Company’s Current Report on Form 8-K on April 14, 2005, file number 000-51060.

2.2
Stock Purchase Agreement and Share Exchange dated as of May 9, 2005 between the Company and Universal Fog Inc. and the shareholders of Universal Fog, incorporated herein by reference, filed as an exhibit to the Company’s Current Report on Form 8-K on May 12, 2005, file number 000-51060.

2.3
Agreement dated as of January 3, 2005 between Tom Bontems and Universal Fog, Inc. regarding the property located at 1808 South 1st Avenue, Phoenix, AZ, incorporated herein by reference, filed as an exhibit to Amendment No. 1 to the Company’s Registration Statement on Form SB-2 on January 27, 2006, registration number 333-128831.

2.4	Agreement dated as of January 3, 2005 between Tom Bontems and Universal Fog, Inc. regarding certain patents.
3.1	Certificate of Incorporation, incorporated herein by reference, filed as an exhibit to the Company’s Registration Statement on Form 10-SB on December 1, 2004, file number 000-51060.
3.2	Bylaws, incorporated herein by reference, filed as an exhibit to the Company’s Registration Statement on Form 10-SB on December 1, 2004, file number 000-51060.
14.1	Code of Ethics (attached)
31.1	Certification of Chairman and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 (attached)
31.2	Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 (attached)
32.1	Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 (attached)
32.2	Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 (attached)
99.1	Malone-Bailey audit report and audited financial statements of the Company

Exhibit 14.1

UNIVERSAL FOG, INC.
CODE OF ETHICS

This Universal Fog, Inc. Code of Ethics (this “Code”) applies to all officers, directors and employees of Universal Fog, Inc. (the “Company”).  The Company expects all of its officers, directors and employees to act in accordance with the highest standards of personal and professional integrity in all aspects of their activities, to comply with all applicable laws, rules and regulations, to deter wrongdoing and abide by the policies and procedures adopted by the Company.

Accordingly, you agree to:

(a)	Engage in and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(b)
Avoid conflicts of interest and to disclose to the Chairman of the Nominating and Corporate Governance Committee of the Company (or, if none, to the Board of Directors) any material transaction or relationship that reasonably could be expected to give rise to such a conflict;

(c)
Take all reasonable measures to protect the confidentiality of non-public information about the Company and their customers obtained or created in connection with your activities and to prevent the unauthorized disclosure of such information unless required by applicable law or regulation or legal or regulatory process;

(d)
Produce full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission and other regulators and in other public communications made by the Company;

(e)	Comply with applicable governmental laws, rules and regulations, as well as the rules and regulations of self-regulatory organizations of which the Company is a member; and

(f)	Promptly report any possible violation of this Code of Ethics to the Chairman of the Nominating and Corporate Governance Committee of the Company.

You are prohibited from directly or indirectly taking any action to fraudulently influence, coerce, manipulate or mislead the Company’s independent public auditors for the purpose of rendering the financial statements of the Company or its subsidiaries misleading.

You understand that you will be held accountable for your adherence to this Code of Ethics. Your failure to observe the terms of this Code may result in disciplinary action, up to and including termination of employment.  Violations of this Code may also constitute violations of law and may result in civil and criminal penalties for you and/or the Company.

You are encouraged to contact the Chairman of the Nominating and Corporate Governance Committee of the Company when in doubt about, or if you have any questions regarding, the best course of action in a particular situation.  You are also encouraged to report violations of laws, rules regulations or this Code to the Chairman of the Nominating and Corporate Governance Committee of the Company, including, but not limited to, any concerns you have regarding the Company concerning fraud, accounting, internal accounting controls or auditing matters. You may choose to remain anonymous in reporting any possible violation of this Code.  The Company will not allow retaliation against anyone for reports made in good faith.

You should communicate any suspected violations of this Code promptly to the Chairman of the Nominating and Corporate Governance Committee of the Company. Violations will be investigated by the Board of Directors of the Company or by persons designated by the Board of Directors of the Company, and appropriate disciplinary action will be taken in the event of any violations of this Code, including termination of employment or, in the case of any director, refusal by the Nominating and Corporate Governance Committee (or the entire Board of Directors or another committee performing a similar function) to nominate such director for re-election if such director has not been previously terminated for cause.

Any waiver of this Code for any director or executive officer may be made only by the Board of Directors of the Company and must be disclosed either on a Current Report on Form 8-K within the period required by that Form 8-K or in any other manner permitted by the Securities and Exchange Commission or any securities exchange.

YOUR PERSONAL COMMITMENT TO THE UNIVERSAL FOG, INC.
CODE OF ETHICS

I acknowledge that I have received and read the Universal Fog, Inc. Code of Ethics, dated December 2007, and understand my obligations as an officer, director and/or employee to comply with the Code of Ethics.

I understand that my agreement to comply with the Code of Ethics does not constitute a contract of employment.

Please sign here: _____________________                   Date: ________________

Please print your name: __________________

This signed and completed form must be returned to your manager or designated human resources professional.

Exhibit 31.1

CERTIFICATION OF CHAIRMAN
AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Sun, Xin, certify that:

1.	I have reviewed this Annual Report on Form 10-KSB/A3 of Universal Fog, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods present in this report, except as otherwise noted in Item 8A;

4.
The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13-a-15(f) and 15d-15(f)) for the registrant and have:

a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared, except as otherwise noted in Item 8A;

b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, except as otherwise noted in Item 8A;

c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation, except as otherwise noted in Item 8A; and

d)
Disclosed in this report any change in the registrant’s internal control over financing reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting, except as otherwise noted in Item 8A; and

5.
The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information,; and

b)	Any fraud, whether or not material, that involved management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Dated: July 7, 2008

/s/ Sun, Xin Sun, Xin Chairman, Chief Financial Officer and Principal Accounting Officer

Exhibit 31.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Tom Bontems, certify that:

1.	I have reviewed this Annual Report on Form 10-KSB/A3 of Universal Fog, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods present in this report, except as otherwise noted in Item 8A;

4.
The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13-a-15(f) and 15d-15(f)) for the registrant and have:

a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared, except as otherwise noted in Item 8A;

b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, except as otherwise noted in Item 8A;

c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation, except as otherwise noted in Item 8A; and

d)
Disclosed in this report any change in the registrant’s internal control over financing reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting, except as otherwise noted in Item 8A; and

5.
The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involved management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Dated:	July 7, 2008

/s/ Tom Bontems Tom Bontems Chief Executive Officer

Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report On Form 10-KSB/A3 of Universal Fog Inc. for the Year Ended December 31, 2007, I, Sun, Xin, Chairman and Chief Financial Officer of Universal Fog Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.
Such Annual Report on Form 10-KSB/A3 for the year ended December 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, except as otherwise noted in Item 8A; and

2.
The information contained in such Annual Report on Form 10-KSB/A3 for the year ended December 31, 2007, fairly presents, in all material respects, the financial condition and results of operations of Universal Fog Inc., except as otherwise noted in Item 8A.

By:	/s/ Sun, Xin Sun, Xin Chairman Chief Financial Officer and Principal Accounting Officer

Dated:	July 7, 2008

Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report On Form 10-KSB/A3 of Universal Fog Inc. for the Year Ended December 31, 2007, I, Tom Bontems, Chief Executive Officer of Universal Fog Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.
Such Annual Report on Form 10-KSB/A3  for the year ended December 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, except as otherwise noted in Item 8A; and

2.
The information contained in such Annual Report on Form 10-KSB/A3 for the year ended December 31, 2007, fairly presents, in all material respects, the financial condition and results of operations of Universal Fog Inc., except as otherwise noted in Item 8A.

By:	/s/ Tom Bontems Tom Bontems Chief Executive Officer

Dated:	July 7, 2008

Exhibit 99.1

The following audited financial statements as of and for the year ended December 31, 2007 and 2006 are set forth on the pages indicated below:

Page Number

Report of Independent Registered Public Accounting Firm	116

Consolidated Balance Sheets	117

Consolidated Statements of Operations	118

Consolidated Statements of Stockholders’ Equity	119

Consolidated Statements of Cash Flows	120 - 121

Notes to Consolidated Financial Statements	122 - 125

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders
Universal Fog, Inc.
Harbin City
Heilongjiang Province, People’s Republic of China

We have audited the accompanying balance sheet of Universal Fog, Inc. as of December 31, 2007, and the related statements of operations, cash flows, and changes in stockholders’ equity for each of the two years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Universal Fog, Inc. as of December 31, 2007 and the results of its operations and cash flows for each of the two years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has suffered recurring losses from operations, which raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ MALONE & BAILEY, PC

www.malone-bailey.com
Houston, Texas

May 5, 2008

UNIVERSAL FOG, INC.
AND SUBSIDIARY
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2007

Total Assets	$-

Total Liabilities	-

Stockholders’ equity

Preferred stock, $.0001 par value, 10,000,000authorized, none issued and outstanding
Common stock, $.0001 par value,
300,000,000 shares authorized,
44,694,634 shares issued and outstanding	4,469
Preferential Dividend—Tom Bontems	(442,057)
Additional paid-in capital	1,113,424
Accumulated deficit	(675,836)

Total stockholders’ equity	-

Total Liabilities and Stockholders’ Equity	$-

The accompanying notes are an integral part of the consolidated financial statements.

UNIVERSAL FOG, INC.
AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006

General and administrative expense	97,396	101,680

Settlement of lawsuit (Note 3)	-	82,398

Loss from continuing operations	(97,396)	(184,078)

Income from discontinued operations	62,498	18,528

Net Loss	$(34,898)	$(165,550)

Net income (loss) per share: Basic and Diluted

Continuing operations	(0.00)	(0.00)
Discontinued operations	0.00	0.00
Total	$(0.00)	$(0.00)

Weighted average common shares outstanding, basic and diluted	44,694,634	38,652,300

The accompanying notes are an integral part of the consolidated financial statements.

UNIVERSAL FOG, INC.
AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

		Edmons 6, Inc. (New UFI)
		Preferred Stock		Common Stock		Treasury Stock		Paid In	Retained
Date	Description	No.	$	No.	$	No.	$	Capital	Earnings	Total

	Balance at 12/31/05	4,000,000	400	38,652,300	3,865	(300,000)	(38,678)	903,614	(475,388)	393,813

1/1/2006	Issuance of treasury stock shares to D. Hahn-Boisvert for cash at $.25 per share					12,000	3,000			3,000

1/1/2006	Issuance of treasury stock shares to EFIC Services Corp. for cash at $0.25 per share					40,000	10,000			10,000

1/9/2006	Issuance of treasury stock shares to R. Palazzetti for cash at $.25 per share					40,000	10,000			10,000

3/31/2006	Issuance of treasury stock shares to D. Mckee for cash at $.086 per share					208,000	15,678	2,294		17,972

12/1/2006	Issuance of commons stock shares to H. Ewing for cash at $.25 per share			40,000	4			9,996		10,000

12/31/2006	Net loss								(165,550)	(165,550)

	Balance at 12/31/06	4,000,000	400	38,692,300	3,869	-	-	915,904	(640,938)	279,235

3/22/2007	Issuance of common stock shares to Brian Hahn to settle lawsuit			1,900,000	190			94,810		95,000

7/15/2007	Issuance of common stock for services			102,334	10			4,732		4,742

9/14/2007	Conversion of preferred stock to
	common stock	(4,000,000)	(400)	4,000,000	400			-		-
9/14/2007	Preferential Dividend							(442,057)		(442,057)
12/31/2007	Equity Contribution							97,978		97,978
12/31/2007	Net loss								(34,898)	(34,898)

	Balance at 12/31/2007	-	-	44,694,634	4,469			671,367	(675,836)	-

The accompanying notes are an integral part of the consolidated financial statements.

UNIVERSAL FOG, INC.
AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006

Cash flows from operating activities:
Net loss	$(34,898)	$(165,550)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation and amortization	11,765	21,666
Provision for uncollectible accounts		(17,055)
Gain on sale of asset	-	(2,125)
Common stock issued for services	4,742	-
Loss contingency accrual	-	82,398
Changes in operating assets and liabilities:
Accounts receivable, trade	(5,003)	30,883
Inventory	(1,539)	(12,901)
Other assets	(5,426)	(980)
Accounts payable, trade	(61,054)	23,429
Accrued expenses	-	(31,494)
Net cash provided by operating activities	(91,413)	(71,729)

Cash flows from investing activities:
Purchase of equipment	-	(316)
Repayment of employee advances	-	-
Sale of equipment	-	13,000
Net cash provided by (used in) investing activities	-	12,684

Cash flows from financing activities:
Proceeds from issuance of common stock	-	10,000
Proceeds from sale of treasury stock	-	40,972
Repayment of note payable	-	(3,839)
Advances from stockholders	104,210	22,086
Repayment of stockholder advances	(22,553)	(45,277)
Net cash provided by/(used in) financing activities	81,657	23,942

Net increase/(decrease) in cash	(9,756)	(35,103)

Cash at beginning of year	9,756	44,859

Cash at end of year	$-	$9,756

The accompanying notes are an integral part of the consolidated financial statements.

Supplemental Cash Flows Disclosures

	2007	2006

Interest paid	$-	$12,528

Income taxes paid	$-	$-

Non-Cash Investing and Financing Activities

	2007	2006

Common stock issued to settle lawsuit	$95,000	$-
Common stock issued for services	4,742
Transfer of assets & liabilities to Universal Fog Systems, Inc	442,057

The accompanying notes are an integral part of the consolidated financial statements.

UNIVERSAL FOG, INC.
AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business and operations

Universal Fog, Inc. was incorporated in the state of Arizona on July 11, 1996 and was the successor of the business known as Arizona Mist, Inc. which began in 1989. On May 9, 2005, Universal Fog, Inc. entered into a Stock Purchase Agreement and Share Exchange (effecting a reverse merger) with Edmonds 6, Inc. (Edmonds 6) and its name was changed to Universal Fog, Inc. (hereinafter referred to as either UFI or the Company). Edmonds 6 was incorporated on August 19, 2004 under the laws of the State of Delaware to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions. Pursuant to this agreement, Universal Fog, Inc. (which has been in continuous operation since 1996) became a wholly owned subsidiary of Edmonds 6.

The Company manufactures misting systems for outdoor cooling in Arizona and distributes its products to commercial and residential customers throughout the United States

Principles of consolidation and basis of presentation

The accompanying consolidated financial statements include the general accounts of the Company, a Delaware corporation formerly Edmonds 6, Inc. (see above), and its wholly owned Arizona subsidiary, also named Universal Fog, Inc. All material intercompany transactions, accounts and balances have been eliminated in the consolidation.

For financial reporting purposes the reverse merger with Edmonds 6 (see above) has been treated as a recapitalization of UFI with Edmonds 6 being the legal survivor and UFI being the accounting survivor and the operating entity. That is, the historical financial statements prior to May 9, 2005 are those of UFI and its operations, even though they are labeled as those of the Company. Retained earnings of UFI related to its operations, is carried forward after the recapitalization. Operations prior to the recapitalization are those of the accounting survivor, UFI and its predecessor operations, which began July 11, 1996. Upon completion of the reverse merger, the financial statements became those of the operating company, with adjustments to reflect the changes in equity structure and receipt of the assets and liabilities of UFI.

The consolidated financial statements of the Company have been prepared assuming that the Company will continue as a going concern. However, the Company has suffered an operating loss and it has substantially no cash. These conditions, among others, give rise to substantial doubt about the Company’s ability to continue as a going concern. Management is continuing to seek additional equity capital to fund its various activities. Management has also eliminated or reduced unnecessary costs. However, there is no assurance that steps taken by management will meet the Company’s needs or that it will continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Certain prior year numbers are reclassified to conform to current year presentation.

Management estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash flows

For purposes of the consolidated statements of cash flows, cash includes demand deposits, time deposits, short-term cash equivalent investments with original maturities of less than three months and cash management money market funds available on a daily basis.

Net loss per share

Basic loss per share amounts are computed by dividing the net loss by the weighted average number of common stock shares outstanding. For the years ended December 31, 2006 and 2007, basic loss per share amounts is based on 38,652,300 and 44,694,634 weighted-average number of common stock shares outstanding.

Diluted income/loss per share amounts reflect the maximum dilution that would have resulted from the issuance of common stock through potentially dilutive securities. Other than the convertible preferred stock (Note 2), the Company does not have any convertible securities, outstanding options or warrants that could potentially dilute the earnings of its common stockholders. Diluted loss per share amounts are computed by dividing the net income/loss (the preferred shares do not contain dividend rights) by the weighted average number of common stock shares outstanding plus the assumed issuance of the convertible preferred stock.

UNIVERSAL FOG, INC.
AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

Stock based incentive program

In December 2004, the Financial Accounting Standards Board (FASB) issued SFAS No. 123 (revised 2004), Share-Based Payment, which is a revision of SFAS No. 123, Accounting for Stock-Based Compensation. SFAS No. 123(R) supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees and amends SFAS No. 95, Statement of Cash Flows. Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. The new standard was effective for the Company in the quarter ended March 31, 2006. The adoption of this standard did not have a material impact on its consolidated financial statements.

Recent accounting pronouncements

The Company does not think the recent accounting pronouncements would have a material impact on its financial statements.

2.        CAPITAL STRUCTURE DISCLOSURES

The Company’s capital structure is complex and consists of a series of convertible preferred stock and a general class of common stock. The Company is authorized to issue 310,000,000 shares of stock with a par value per share of $.0001, 10,000,000 of which have been designated as preferred shares and 300,000,000 of which have been designated as common shares.

Preferred stock

On May 9, 2005, the Company issued 4,000,000 preferred stock shares to its majority common stockholder.  As a part of the share exchange agreement, these shares were returned to the Company. See Note 4 and 5 for the exchange agreement.

Common stock

Each common stock share contains one voting right and contains the rights to dividends if and when declared by the Board of Directors.

Treasury stock

The Company made a private placement to a shareholder where the shareholder purchased 2,000,000 shares of the Company’s common stock for $100,000 or $0.05 per share.

$48,500 was tendered at the time of purchase and $12,822 was paid through payment of an outstanding invoice leaving a subscription receivable balance due of $38,678. The share certificate was tendered prior to the receipt of the remaining funds.

On December 5, 2005, in a negotiated transaction, the shareholder tendered 300,000 common stock shares in exchange for the remaining balance of the subscription receivable in the amount of $38,678. These shares were recorded as Treasury Stock in the amount of $38,678.

During the first quarter of 2006, the Company sold 300,000 shares of treasury stock for an aggregate amount of $40,972.

Stock options, warrants and other rights

As of December 31, 2006, the Company had not adopted any employee stock option plans and no other stock options, warrants or other stock rights have been granted or issued.

3.        COMMITMENTS AND CONTINGENCIES

Leases

At December 31, 2006, the Company was not obligated under any capital or operating lease agreements.

Legal matters

The Company is subject to legal proceedings that arise in the ordinary course of business.

On January 16, 2005, Brian Hahn, Chief Operating Officer, presented a proposed employment contract for the Board of Directors approval. The Board, by unanimous vote, declined to approve the contract and, as part of a cost containment process, terminated Mr. Hahn’s services to the Company. Mr. Hahn filed suit alleging a contractual violation and requesting cash damages of $63,453 and common stock in the amount of 3,458,295 shares. As of December 31, 2005, the Company accrued a loss contingency of $12,602 relating to this matter. As of December 31, 2006, an additional loss contingency of $82,398 was accrued to reflect a settlement agreement which was reached on March 22, 2007.

 UNIVERSAL FOG, INC.
AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.          RELATED PARTY TRANSACTIONS

Stockholders

Additionally, the Company’s majority stockholder entered in to an agreement whereby he assigned certain patent rights to the Company in exchange for 4,000,000 shares of the Company’s convertible preferred stock (Note 2). These patent rights were also recorded at the stockholder’s historical cost of $50,218.

At January 1, 2006, the Company owed its majority stockholder $48,174 from advances, net of repayments, made in prior years. During the year ended December 31, 2006, additional advances of $22,086 were made and the Company repaid $45,277 of these advances. The advances are unsecured, non-interest bearing and due upon demand as funds are available.

In connection with a Securities Purchase Agreement, dated September 10, 2007 (the “Securities Purchase Agreement”), in which Sun, Xin acquired 24,061,745 shares of common stock of UFI for a purchase price of $500,000 from Tom Bontems, UFI and Universal Fog Systems, Inc., an Arizona corporation which is wholly owned by Tom Bontems (“UFSI”), entered into an Asset Purchase and Sale Agreement., also dated September 10, 2007 (the “APSA”).  Pursuant to the ASPA,  UFSI agreed to acquire all of the assets and assume all of the liabilities of UFI for no additional consideration than entering into the Securities Purchase Agreement and a Share Exchange Agreement, pursuant to which, as described in the Ongoing Transaction note to the Notes to our Financial Statements, a company known as China Health Industries Holdings Limited and its wholly owned subsidiary, Harbin Humankind Biology Technology Co. Limited, agreed to enter into a reverse merger with UFI.

5.        INCOME TAXES

The Company accounts for corporate income taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes. Under SFAS No. 109, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. In addition, future tax benefits, such as those from net operating loss carry forwards, are recognized to the extent that realization of such benefits is more likely than not. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Prior to the Company’s merger with Edmonds 6, Inc. (Note 1), the Company was treated for federal and state income tax reporting purposes as an S corporation whereby its income/loss was taxed directly to its stockholder and corporate level income taxes were not paid. After May 9, 2005, the Company was no longer treated as an S corporation and is subject to federal and state income taxes. As of December 31, 2006, the Company has a net operating loss attributable to the period from May 9, 2005 through December 31, 2006 of approximately $633,697 available to offset future taxable income, which will expire in 2026.

Since the Company’s main business endeavor has been or will be transferred to Universal Fog Systems, Inc., it is more likely than not that the net operating loss will not be available to the survivor of the proposed reverse merger.

A reconciliation of income tax expense at the statutory federal rate of 34% to income tax expense at the Company’s effective tax rate for each of the years ended December 31, 2007 and 2006 is as follows.

Tax benefits computed	2007		2006
At statutory rate		$0	$(56,287)
Increase in valuation allowance		0	(56,287)

Tax attributable to NOL benefit	$		$-

The Company uses the accrual method of accounting for income tax reporting purposes. Significant components of the Company’s deferred tax assets (benefits) and liabilities are summarized below.

Deferred tax assets:	2007	2006
Net operating loss carry forward	0	$210,974
Allowance for doubtful accounts	0	5,276
Less valuation allowance	0	(216,250)

Deferred tax liabilities:
Depreciation differences		-
Net deferred tax assets		$-

UNIVERSAL FOG, INC.
AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.           CHANGE IN CONTROL

As more fully described in the 8-K filed on September 14, 2007, Sun Xin purchased 22,000,545 shares of common stock and 4,000,000 shares of convertible preferred stock owned by Tom Bontems for $500,000.  In addition, the 4,000,000 shares of convertible preferred stock were subsequently cancelled and reissued 2,061,200 common shares to Sun Xin and 1,938,800 common shares to Tom Bontems.

Simultaneously, under the terms of an asset purchase and sale agreement executed the same day, Universal Fog Systems, Inc. assumed all of the liabilities of Universal Fog, Inc. and these liabilities were removed from the Company’s balance sheet.  Subject to the conditions set forth in the asset purchase and sale agreement, a second closing will take place within 90 days, at which time the assets of Universal Fog, Inc. will be transferred to Universal Fog Systems, Inc.  Conditions precedents to the second closing include a reverse split of the common stock of Universal Fog, Inc. and the acquisition by Universal Fog, Inc. of Harbin Humankind Biology Technology Co. Limited.  Sun Xin acquired 53.8 % of the common stock of Universal Fog, Inc.

Under the terms of the purchase and sale agreement, even though the transfer of the assets is not closed yet, Universal Fog Systems, Inc was assigned the right to manage the assets of the Company and is bearing the gain or loss of the operations after the close of the transfer of the liabilities.  As a result, the Company lost control of its assets upon transferring the liabilities. For accounting purposes, the sale of assets already occurred even though transaction is not legally closed yet.

As a result, all assets and liabilities are deemed to be transferred to Universal Fog Systems, Inc as of September 14, 2007. Since Universal Fog Systems, Inc is owned by the principal owner of the Company (Tom Bontems), the transaction is deemed to be between entities under common control. As a result, no gain or loss is recognized and the difference between the assets and liabilities transferred are recorded as preferential dividends to principal shareholder in the stockholders’ equity section.

As a result of the transaction, discontinued operations was presented in the income statements.

7.            Ongoing Transactions

On October 19, 2007, the Board of Directors approved a 1:20 reverse stock split of the Company’s common stock.  A written consent was approved by the shareholders owning a majority of the shares, which consent provides that the Company shall have the authority to amend our certificate of incorporation to effect a 1:20 reverse stock split of our common stock.  A Preliminary Information Statement was filed with the Commission on October 23, 2007, and is undergoing a review by the staff of the Commission. The authorized common shares will remain at 310,000,000 of which 10,000,000 will remain as authorized preferred shares.

On October 15, 2007, the Company entered in to a Share Exchange Agreement to acquire 100% of the share capital of China Health Industries Holdings Limited which owns 100% of the share capital of Harbin Humankind Biology Technology Co. Limited. Pursuant to the agreement, the Company will acquire one hundred percent (100%) of all of the issued and outstanding share capital from Sun Xin in exchange for 60,000,000 shares of Universal Fog, Inc. common stock.

APPENDIX H

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended June 30, 2008

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _____ to _____

Commission File No. 000-51060

UNIVERSAL FOG, INC.
(Exact name of registrant as specified in its charter)

Delaware	86-0827216
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

168 Binbei Street
Songbei District, Harbin City
Heilongjiang Province, People’s Republic of China
(Address of Principal Executive Offices)

011-86-451 8989 1246
(Issuer’s telephone number)

Check whether the issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the issuer was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒    No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Larger accelerated filer ☐    Accelerated filer ☐    Non-accelerated filer ☐ (Do not check if a smaller reporting company)    Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).  Yes ☐     No ☒

State the number of shares outstanding of each of the issuer’s classes of common equity, as of June 30, 2008: 44,694,634 shares of common stock.

UNIVERSAL FOG, INC.

FINANCIAL STATEMENTS

Item 1. Financial Information

BASIS OF PRESENTATION

The accompanying financial statements are presented in accordance with U.S. generally accepted accounting principles for interim financial information and the instructions to Form 10-K and item 310 under Regulation S-K. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring accruals) considered necessary in order to make the financial statements not misleading, have been included. Operating results for the three months ended June 30, 2008 are not necessarily indicative of results that may be expected for the year ending December 31, 2008. The financial statements are presented on the accrual basis.

FINANCIAL STATEMENTS

UNIVERSAL FOG, INC.

AND SUBSIDIARY

FINANCIAL STATEMENTS

As of June 30, 2008

Page #

Unaudited Consolidated Balance Sheets	129

Unaudited Consolidated Statements of Operations	130

Unaudited Consolidated Statements of Cash Flows	131

Notes to the Unaudited Consolidated Financial Statements	132 - 134

Universal Fog, Inc.
And Subsidiary
Consolidated Balance Sheet
As of June 30, 2008 and December 31, 2007
(Unaudited)

	June 30, 2008	December 31, 2007
Assets

Total Assets	$0	0

Liabilities and Stockholders’ Equity

Total Liabilities:	0	0

Stockholders’ Equity:
Convertible preferred stock, $.0001 par value,
10,000,000 shares authorized, none issued and outstanding	0	0
Common stock, $.0001 par value,
300,000,000 shares authorized, 44,694,634 shares issued and outstanding	4,469	4,469
Preferential Dividend – Tom Bontems	(442,057)	(442,057)
Additional Paid-in Capital	1,205,877	1,113,424
Accumulated Deficit	(768,289)	(675,836)

Total Stockholders’ Equity (Deficit)	0	0

Total Liabilities and Stockholders’ Equity (Deficit)	$0	0

See Notes to Unaudited Consolidated Financial Statements

Universal Fog, Inc.
and Subsidiary
Consolidated Statements of Operations
(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2008	2007	2008	2007

OPERATING EXPENSES

General and administrative	$56,063	$58,945	$92,452	$90,671

Loss for continuing operations	-	(58,945)	-	(90,761)
Income from discontinued operations	-	128,303	-	145,577

Net Income (Loss)	$(56,063)	$69,358	$(92,452)	$54,816

Income (Loss) per Common Share: Basic and Diluted
Continuing Operations	$0.00	$0.00	$0.00	$0.00
Discontinued Operations	0.00	0.00	0.00	0.00
Total	0.00	0.00	0.00	0.00

Weighted Average Common Shares Outstanding	44,694,634	40,694,634	44,694,634	40,694,634

See Notes to Unaudited Consolidated Financial Statements

UNIVERSAL FOG, INC.
AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND 2007
(Unaudited)

	2008	2007

Cash flows from operating activities:

Net Income	$(92,452)	$23,412

Net cash provided by (used in) operating activities	$(92,452)	$23,412

Cash flows from investing activities:

Net cash (used in) investing activities	-	-

Cash flows from financing activities:

Net cash provided by financing activities	92,452	0

Net increase (decrease) in cash	0	23,412

Cash at beginning of period	0	9,756

Cash at end of period	$0	$33,168

Supplemental Cash Flows Disclosures
	2008	2007

Interest paid	$--	$9,189

Income taxes paid	$--	$--

Non-Cash Investing and Financing Activities
	2008	2007

Common stock issued for services	--	$4,500

Common stock issued in settlement of lawsuit (recorded in accrued liabilities at 12/31/06)		$95,000

See Notes to Consolidated Financial Statements.

UNIVERSAL FOG, INC.
AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.           BASIS OF PRESENTATION

The accompanying unaudited interim consolidated financial statements of Universal Fog, Inc, have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission and should be read in conjunction with the audited financial statements and notes thereto contained in Universal Fog’s latest Annual Report filed with the SEC on Form 10-KSB. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the consolidated financial statements that would substantially duplicate the disclosure contained in the audited financial statements for the most recent fiscal year as reported in Form 10-KSB, have been omitted.

The accompanying consolidated financial statements included the general accounts of the Company, a Delaware corporation formerly Edmonds 6, Inc. (see above), and its wholly owned Arizona subsidiary, also named Universal Fog, Inc. All material intercompany transactions, accounts and balances have been eliminated in the consolidation.

For financial reporting purposes the reverse merger with Edmonds 6 (see above) has been treated as a recapitalization of UFI with Edmonds 6 being the legal survivor and UFI being the accounting survivor and the operating entity. That is, the historical financial statements prior to May 9, 2005 are those of UFI and its operations, even though they are labeled as those of the Company. Retained earnings of UFI related to its operations, is carried forward after the recapitalization. Operations prior to the recapitalization are those of the accounting survivor, UFI and its predecessor operations, which began July 11, 1996. Earnings per share for the periods prior to the recapitalization are restated to reflect the equivalent number of shares outstanding for the entire period operations were conducted. Upon completion of the reverse merger, the financial statements become those of the operating company, with adjustments to reflect the changes in equity structure and receipt of the assets and liabilities of UFI.

2.           CRITICAL ACCOUNTING POLICIES

Refer to the financial statements included in the Form 10-KSB/A filed with SEC on July 22, 2008.

3.           GOING CONCERN

The consolidated financial statements of the Company have been prepared assuming that the Company will continue as a going concern. However, the Company has suffered recurring operating losses and it has substantially no cash. These conditions, among others, give rise to substantial doubt about the Company’s ability to continue as a going concern. Management is continuing to seek additional equity capital to fund its various activities. Management has also eliminated or reduced unnecessary costs. However, there is no assurance that steps taken by management will meet the Company’s needs or that it will continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

4.           CAPITAL STRUCTURE DISCLOSURES

The Company’s capital structure is complex and consists of a series of convertible preferred stock and a general class of common stock. The Company is authorized to issue 310,000,000 shares of stock with a par value per share of $.0001, 10,000,000 of which have been designated as preferred shares and 300,000,000 of which have been designated as common shares.

Convertible preferred stock

On May 9, 2005, the Company issued 4,000,000 preferred stock shares to its majority common stockholder. As part of the share exchange agreement, these shares were returned to the Company.  See Note 7 and 8 for the exchange agreement.

Common stock

Each common stock share contains one voting right and contains the rights to dividends if and when declared by the Board of Directors.

Stock options, warrants and other rights

As of June 30, 2008, the Company had not adopted any employee stock option plans and no other stock options, warrants or other stock rights have been granted or issued.

UNIVERSAL FOG, INC.
AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.           COMMITMENTS AND CONTINGENCIES

Leases

At March 31, 2008, the Company was not obligated under any capital or operating lease agreements.

Legal matters

The Company is subject to legal proceedings that arise in the ordinary course of business.

6.           RELATED PARTY TRANSACTIONS

In connection with a Securities Purchase Agreement, dated September 10, 2007 (the “Securities Purchase Agreement”). in which Sun, Xin acquired 24,061,745 shares of common stock of UFI for a purchase price of $500,000 from Tom Bontems, UFI and Universal Fog Systems, Inc., an Arizona corporation which is wholly owned by Tom Bontems (“UFSI”), entered into an Asset Purchase and Sale Agreement., also dated September 10, 2007 (the “APSA”). Pursuant to the ASPA, UFSI agreed to acquire all of the assets and assume all of the liabilities of UFI for no additional consideration than entering into the Securities Purchase Agreement and a Share Exchange Agreement, pursuant to which, as described in notes 7 and 8 to the Notes to our Financial Statements, a company known as China Health Industries Holdings Limited and its wholly owned subsidiary, Harbin Humankind Biology Technology Co. Limited, agreed to enter into a reverse merger with UFI.

7.           CHANGE IN CONTROL

As more fully described in the 8-K filed on September 14, 2007, Sun Xin purchased 22,000,545 shares of common stock and 4,000,000 shares of convertible preferred stock owned by Tom Bontems for $500,000. In addition, the 4,000,000 shares of convertible preferred stock were subsequently cancelled and reissued 2,061,200 common shares to Sun Xin and 1,938,800 common shares to Tom Bontems.

Simultaneously, under the terms of an asset purchase and sale agreement executed the same day, Universal Fog Systems, Inc. assumed all of the liabilities of Universal Fog, Inc. and these liabilities were removed from the Company’s balance sheet.  Subject to the conditions set forth in the asset purchase and sale agreement, a second closing will take place within 90 days, at which time the assets of Universal Fog, Inc. will be transferred to Universal Fog Systems, Inc.  Conditions precedents to the second closing include a reverse split of the common stock of Universal Fog, Inc. and the acquisition by Universal Fog, Inc. of Harbin Humankind Biology Technology Co. Limited.  Sun Xin acquired 53.8 % of the common stock of Universal Fog, Inc.

Under the terms of the purchase and sale agreement, even though the transfer of the assets is not closed yet, Universal Fog Systems, Inc was assigned the right to manage the assets of the Company and is bearing the gain or loss of the operations after the close of the transfer of the liabilities.  As a result, the Company lost control of its assets upon transferring the liabilities. For accounting purposes, the sale of assets already occurred even though transaction is not legally closed yet.

As a result, all assets and liabilities are deemed to be transferred to Universal Fog Systems, Inc as of September 14, 2007. Since Universal Fog Systems, Inc is owned by the principal owner of the Company (Tom Bontems), the transaction is deemed to be between entities under common control. As a result, no gain or loss is recognized and the difference between the assets and liabilities transferred are recorded as preferential dividends to principal shareholder in the stockholders’ equity section.

As a result of the transaction, discontinued operations was presented in the income statements.

UNIVERSAL FOG, INC.
AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.           ONGOING TRANSACTIONS

On October 19, 2007, the Board of Directors approved a 1:20 reverse stock split of the Company’s common stock. A written consent was approved by the shareholders owning a majority of the shares, which consent provides that the Company shall have the authority to amend our certificate of incorporation to effect a 1:20 reverse stock split of our common stock. A Preliminary Information Statement was filed with the Commission on October 23, 2007, and is undergoing a review by the staff of the Commission. The authorized common shares will remain at 310,000,000 of which 10,000,000 will remain as authorized preferred shares.

On October 15, 2007, the Company entered in to a Share Exchange Agreement to acquire 100% of the share capital of China Health Industries Holdings Limited which owns 100% of the share capital of Harbin Humankind Biology Technology Co. Limited. Pursuant to the agreement, the Company will acquire one hundred percent (100%) of all of the issued and outstanding share capital from Sun Xin in exchange for 60,000,000 shares of Universal Fog, Inc. common stock.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The information set forth below should be read in conjunction with the unaudited condensed consolidated financial statements and notes thereto included in Part I- Item I of this Quarterly Report and the Company’s Annual Report on Form 10-KSBfor the year ended December 31, 2007, which contains the audited consolidated financial statements and notes thereto and the Management’s Discussion and Analysis of Financial Condition and Results of Operations for the December 31, 2007 Annual Report.

Some of the statements under “Description of Business,” “Risk Factors,” “Management’s Discussion and Analysis or Plan of Operation,” and elsewhere in this Report and in the Company’s periodic filings with the Securities and Exchange Commission constitute forward-looking statements. These statements involve known and unknown risks, significant uncertainties and other factors what may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward- looking statements. Such factors include, among other things, those listed under “Risk Factors” and elsewhere in this Report.

In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “intends,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of such terms or other comparable terminology.

The forward-looking statements herein are based on current expectations that involve a number of risks and uncertainties. Such forward-looking statements are based on assumptions that the Company will obtain or have access to adequate financing for each successive phase of its growth, that there will be no material adverse competitive or technological change in condition of the Company’s business, that the Company’s President and other significant employees will remain employed as such by the Company, and that there will be no material adverse change in the Company’s operations, business or governmental regulation affecting the Company. The foregoing assumptions are based on judgments with respect to, among other things, further economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control.

Although management believes that the expectations reflected in the forward-looking statements are reasonable, management cannot guarantee future results, levels of activity, performance or achievements. Moreover, neither management nor any other persons assumes responsibility for the accuracy and completeness of such statements.

CRITICAL ACCOUNTING POLICIES

Financial Reporting Release No. 60, which was released by the Securities and Exchange Commission (the “SEC”), encourages all companies to include a discussion of critical accounting policies or methods used in the preparation of financial statements. The Company’s consolidated financial statements include a summary of the significant accounting policies and methods used in the preparation of the consolidated financial statements. Management believes the following critical accounting policies affect the significant judgments and estimates used in the preparation of the financial statements.

Use of Estimates — Management’s discussion and analysis or plan of operation is based upon the Company’s consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these consolidated financial statements requires management to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues, and expenses, and related disclosure of contingent assets and liabilities. On an ongoing basis, management evaluates these estimates, including those related to allowances for doubtful accounts receivable and long-lived assets. Management bases these estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis of making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Management must determine at what point in the sales process to recognize revenue. We recognize revenue when title passes to the purchaser or when installation is complete and the customer is invoiced. Early or improper revenue recognition can affect the financial statements. We have established credit policies which, we believe will eliminate or substantially lower our uncollectible accounts receivable; however, management must make judgments regarding when and if to classify a receivable as uncollectible and this may affect the financial statements. The timing of purchase and the depreciation policies for property and equipment may affect the financial statements. Advertising costs can be deferred or may not be properly allocated to the proper accounting period and this can affect the financial statements.

We review the carrying value of property and equipment for impairment at least annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of long-lived assets is measured by comparison of its carrying amount to the undiscounted cash flows that the asset or asset group is expected to generate. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the property, if any, exceeds its fair market value.

Effective January 1, 2006, we adopted the provisions of SFAS No. 123(R), “Share-Based Payment,” under the modified prospective method. SFAS No. 123(R) eliminates accounting for share-based compensation transactions using the intrinsic value method prescribed under APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and requires instead that such transactions be accounted for using a fair-value-based method. Under the modified prospective method, we are required to recognize compensation cost for share-based payments to employees based on their grant-date fair value from the beginning of the fiscal period in which the recognition provisions are first applied. During the year ended December 31, 2006, we did not make any payments by issuing shares of our common stock. If we had made any share- based payments, these shares would have been issued at the fair value of the shares at the date of issuance.

For periods prior to adoption, the financial statements are unchanged, and the pro forma disclosures previously required by SFAS No. 123, as amended by SFAS No. 148, will continue to be required under SFAS No. 123(R) to the extent those amounts differ from those in the Statement of Operations.

Plan of Operation

Universal Fog, Inc. was incorporated in the State of Arizona on July 11, 1996 and was the successor of the business known as Arizona Mist, Inc. which began in 1989. On May 9, 2005, Universal Fog, Inc. entered into a Stock Purchase Agreement and Share Exchange (effecting a reverse merger) with Edmonds 6, Inc. (Edmonds 6) and its name was changed to Universal Fog, Inc. (hereinafter referred to as either UFI or the Company). Edmonds 6 was incorporated on August19, 2004 under the laws of the State of Delaware to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions. Pursuant to this agreement, Universal Fog, Inc. (which has been in continuous operation since 1996) became a wholly owned subsidiary of Edmonds 6.

The Company began manufacturing systems for outdoor cooling in Arizona and quickly expanded to distribute throughout the United States. As the Company grew, so did the need for more efficient, more effective, and higher quality commercial grade products.

All Universal Fog high pressure fog systems are custom designed and manufactured for each specific application. We incorporate three different types of tubing in our systems enabling us to comply with nearly any design requirement. Our low profile 3/8” flexible nylon tubing utilizes our patented SLIP-LOK™ brass fittings allowing extreme versatility and easy installation. The use of 3/8”high-pressure nitrogenized copper is aesthetically very pleasing and enables us to conceal our mist lines behind walls, such as stucco, and meet certain building code requirements. In addition, we also produce systems using 3/8”stainless steel tubing, though copper systems are recommended, providing one of the most extensive product selections in the industry.

The concept is inherent in nature, such as water vapor, clouds, and fog, which manifest due to the earth’s environment. Universal Fog high pressure fog systems can create the same environment where and when you want it. Using normal tap water and pressurizing it to 800 PSI with our high-pressure pump modules, we force water through a series of patented brass and stainless steel nozzles creating a micro-fine mist or “fog”. With droplets ranging in size from 4 - 40 microns, the fog flash evaporates, removing unwanted heat in the process. Temperature drops up to 40°F are typical in situations where high heat and low humidity exist.

The concept of fog and its benefits have been in use for over 50 years. While most commonly known for cooling, fog can be used for a variety of applications.

Results of Operations

Comparison of the Three Month Periods Ended June 30, 2008 and 2007

On September 14, 2007, a share exchange agreement was completed in which Tom Bontems sold his control shares in the Company to Sun Xin and simultaneously a contract to transfer all of the assets and liabilities of Universal Fog, Inc.  to Universal Fog Systems, Inc. was executed.  The accounting treatment for the transaction is Discontinued Operations and therefore there are no comparisons presented for the quarter ended June 30, 2008 and 2007.

Liquidity and Capital Resources

We funded our cash requirements for the three-month period ended June 30, 2008 through capital contributions by our majority stockholder. The Company does not have any material commitments for capital expenditures as of the date of this report. Management believes sufficient cash flow will be available during the next twelve months to satisfy its short-term obligations.

Comparison of the Six Month Periods Ended June 30, 2008 and 2007

On September 14, 2007, a share exchange agreement was completed in which Tom Bontems sold his control shares in the Company to Sun Xin and simultaneously a contract to transfer all of the assets and liabilities of Universal Fog, Inc. to Universal Fog Systems, Inc. was executed.  The accounting treatment for the transaction is Discontinued Operations and therefore there are no comparisons presented for the six months ended June 30, 2008 and 2007.

Liquidity and Capital Resources

We funded our cash requirements for the six-month period ended June 30, 2008 through capital contributions by our majority stockholder. The Company does not have any material commitments for capital expenditures as of the date of this report. Management believes sufficient cash flow will be available during the next twelve months to satisfy its short-term obligations.

UFI has suffered a loss from discontinued operations for the six-month period ending June 30, 2008 of $92,452.

Change in Control

As more fully described in the 8-K filed on September 14, 2007, Sun Xin purchased 22,000,545 shares of common stock and 4,000,000 shares of convertible preferred stock owned by Tom Bontems for $500,000. In addition, the 4,000,000 shares of convertible preferred stock were subsequently cancelled and reissued 2,061,200 common shares to Sun Xin and 1,938,800 common shares to Tom Bontems.

Simultaneously, under the terms of an asset purchase and sale agreement executed the same day, Universal Fog Systems, Inc. assumed all of the liabilities of Universal Fog, Inc. and these liabilities were removed from the Company’s balance sheet. Subject to the conditions set forth in the asset purchase and sale agreement, a second closing will take place within 90 days, at which time the assets of Universal Fog, Inc. will be transferred to Universal Fog Systems, Inc. Conditions precedents to the second closing include a reverse split of the common stock of Universal Fog, Inc. and the acquisition by Universal Fog, Inc. of Harbin Humankind Biology Technology Co. Limited. Sun Xin acquired 53.8 % of the common stock of Universal Fog, Inc.

Under the terms of the purchase and sale agreement, even though the transfer of the assets is not closed, Universal Fog Systems, Inc was assigned the right to manage the assets of the Company and is bearing the gain or loss of the operations after the close of the transfer of the liabilities. As a result, the Company lost control of its assets upon transferring the liabilities. For accounting purposes, the sale of assets occurred even though transaction is not legally closed.

As a result, all assets and liabilities are deemed to be transferred to Universal Fog Systems, Inc as of September 14, 2007. Since Universal Fog Systems, Inc is owned by the principal owner of the Company (Tom Bontems), the transaction is deemed to be between entities under common control. As a result, no gain or loss is recognized and the difference between the assets and liabilities transferred are recorded as preferential dividends to principal shareholder in the stockholders’ equity section.

As a result of the transaction, discontinued operations were presented in the income statements.

Ongoing Transactions

On October 19, 2007, the Board of Directors approved a 1:20 reverse stock split of the Company’s common stock. A written consent was approved by the shareholders owning a majority of the shares, which consent provides that the Company shall have the authority to amend our certificate of incorporation to effect a 1:20 reverse stock split of our common stock. A Preliminary Information Statement was filed with the Commission on October 23, 2007, and is undergoing a review by the staff of the Commission. The authorized common shares will remain at 310,000,000 of which 10,000,000 will remain as authorized preferred shares.

On October 15, 2007, the Company entered in to a Share Exchange Agreement to acquire 100% of the share capital of China Health Industries Holdings Limited which owns 100% of the share capital of Harbin Humankind Biology Technology Co. Limited. Pursuant to the agreement, the Company will acquire one hundred percent (100%) of all of the issued and outstanding share capital from Sun Xin in exchange for 60,000,000 shares of Universal Fog, Inc. common stock.

Related Party Transactions

In connection with a Securities Purchase Agreement, dated September 10, 2007 (the “Securities Purchase Agreement”). in which Sun, Xin acquired 24,061,745 shares of common stock of UFI for a purchase price of $500,000 from Tom Bontems, UFI and Universal Fog Systems, Inc., an Arizona corporation which is wholly owned by Tom Bontems (“UFSI”), entered into an Asset Purchase and Sale Agreement., also dated September 10, 2007 (the “APSA”). Pursuant to the ASPA, UFSI agreed to acquire all of the assets and assume all of the liabilities of UFI for no additional consideration than entering into the Securities Purchase Agreement and a Share Exchange Agreement, pursuant to which, as described in the Subsequent Event note to the Notes to our Financial Statements, a company known as China Health Industries Holdings Limited and its wholly owned subsidiary, Harbin Humankind Biology Technology Co. Limited, agreed to enter into a reverse merger with UFI.

Item 3. Quantitative and Qualitative Disclosures about Market Risk

In the normal course of business, operations of the Company are exposed to fluctuations in interest rates. These fluctuations can vary the costs of financing and investing yields. During the first three months of 2008, the Company has not utilized any financing arrangements or investing arrangements and is not currently subject to any market risk.

Item 4(A). Controls and Procedures

Evaluation of Controls. As of the end of the period covered by this report on Form 10-Q, we evaluated the effectiveness of the design and operation of our disclosure controls and procedures ("Disclosure Controls"). This evaluation (“Evaluation”) was performed by our Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer, Thomas Bontems (“Bontems”) and Sun, Xin (“Sun”). In this section, we present the conclusions of Bontems and Sun based on and as of the date of the Evaluation with respect to the effectiveness of our Disclosure Controls.

CEO/CFO/Principal Accountant Certification. Attached to this quarterly report are certain certifications of the CEO/CFO/Principal Accountant, which are required in accordance with the Exchange Act and the Commission's rules implementing such section (the "Rule 13a-14(a)/15d–14(a) Certifications"). This section of the quarterly report contains the information concerning the Evaluation referred to in the Rule 13a-14(a)/15d–14(a) Certifications. This information should be read in conjunction with the Rule 13a-14(a)/15d–14(a) Certifications for a more complete understanding of the topic presented.

Disclosure Controls. Disclosure Controls are procedures designed with the objective of ensuring that information required to be disclosed in our reports filed with the Commission under the Exchange Act, such as this quarterly report, is recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms. Disclosure Controls are also designed with the objective of ensuring that material information relating to us is made known to the CEO and the CFO by others, particularly during the period in which the applicable report is being prepared.

Limitations on the Effectiveness of Controls. Our management does not expect that our Disclosure Controls will prevent all error and all fraud. A control system, no matter how well developed and operated, can provide only reasonable, but not absolute assurance that the objectives of the control system are met. Further, the design of the control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their design and monitoring costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the Company have been detected. These inherent limitations include the realities that judgments in decision-making can be faulty, and that breakdowns can occur because of simple error or mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the control. The design of a system of controls also is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated objectives under all potential future conditions. Over time, control may become inadequate because of changes in conditions, or because the degree of compliance with the policies or procedures may deteriorate. Because of the inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and not be detected.

Scope of the Evaluation. The CEO/CFO/Principal Accountant’s evaluation of our Disclosure Controls included a review of the controls' (i) objectives, (ii) design, (iii) implementation, and (iv) the effect of the controls on the information generated for use in this quarterly report. In the course of the Evaluation, the CEO/CFO/Principal Accountant sought to identify data errors, control problems, acts of fraud, and they sought to confirm that appropriate corrective action, including process improvements, was being undertaken. This type of evaluation is done on a quarterly basis so that the conclusions concerning the effectiveness of our controls can be reported in our quarterly reports on Form 10-QSB and annual reports on Form 10-KSB/A. The overall goals of these various evaluation activities are to monitor our Disclosure Controls, and to make modifications if and as necessary.  Our intent in this regard is that the Disclosure Controls will be maintained as dynamic systems that change (including improvements and corrections) as conditions warrant.

Conclusions. Based upon the Evaluation, our disclosure controls and procedures are designed to provide reasonable assurance of achieving our objectives. Our CEO/CFO/Principal Accountant has concluded that our disclosure controls and procedures are effective at that reasonable assurance level to ensure that material information relating to the Company is made known to management, including the CEO/CFO/Principal Accountant, particularly during the period when our periodic reports are being prepared, and that our Internal Controls are effective at that assurance level to provide reasonable assurance that our financial statements are fairly presented inconformity with accounting principles generally accepted in the United States. Additionally, there has been no change in our Internal Controls that occurred during our most recent fiscal quarter or fiscal year that has materially affected, or is reasonably likely to affect, our Internal Controls. Subsequent to this Evaluation, we became aware on April 17, 2008 that our Form 10-KSB for the year ended December 31, 2007, contained financial information for 2006 that was not accompanied by a valid auditor’s report and was presented as if it had been accompanied by such a report. We filed an amended Form 10-KSB within 24 hours and have engaged an auditor to provide the required audit report.  The Company will take further steps to remedy the situation as promptly as practicable

Item 4(A)T. Controls and Procedures

(a)           The Company’s management is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934, as amended). Management conducted an evaluation of the effectiveness of the Company’s internal control over financial reporting based on the criteria set forth in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on this evaluation, management has concluded that the Company’s internal control over financial reporting was not effective as of June 30, 2008. See the discussion under Item 4(A) above.

(b)           This quarterly report does not include an attestation report of the company’s registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by the company’s registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the company to provide only management’s report in this quarterly report.

(c)           There were no changes in the Company's internal controls over financial reporting, known to the chief executive officer or the chief financial officer that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

PART II - OTHER INFORMATION

Item 1.     Legal Proceedings.

The Company is subject to legal proceedings that arise in the ordinary course of business.

On March 22, 2007, UFI reached a settlement agreement with Brian Hahn in the contractual violation law suit. The settlement agreement provides that Mr. Hahn receive 1,900,000 restricted shares of UFI’s common shares and be awarded warrants to purchase an additional 2,000,000 restricted common shares at $0.125 per share. The cost of the 1,900,000 shares was reflected in the Company’s consolidated statement of operations for the year ended December 31, 2006 by an addition to the accrued loss contingency of $82,398. The shares were valued at $95,000 which is the fair value of the shares reflected by the closing bid price on the Over the Counter Bulletin Board on March 22, 2007. Mr. Hahn signed the agreement on April 5, 2007. The agreement provided that 1,900,000 shares would be issued within 30 days of the final signing.

Item 2.     Changes in Securities.

None.

Item 3.     Defaults Upon Senior Securities.

None.

Item 4.     Submission of Matters to a Vote of Security Holders.

No matter was submitted during the quarter ending June 30, 2008, covered by this report to a vote of the Company’s shareholders, through the solicitation of proxies or otherwise.

Item 5.     Other Information.

None.

Item 6.     Exhibits and Reports on Form 8-K.

(a)	Exhibits

31.1	Certification of Chairman and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes Oxley Act of 2002
31.2	Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes Oxley Act of 2002
32.1	Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002
32.2	Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002

(b)	Reports on Form 8-K

8-K	Change in Certifying Accountant filed on April 4, 2008
8-K	Change in Certifying Accountant filed on May 9, 2008
8-K/A	Letter to SEC from Keith Zhen filed on May 19, 2008

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

Universal Fog, Inc.
Registrant

Date: August 14, 2008	By: /s/ Sun, Xin	By: /s/ Tom Bontems
	Sun, Xin	Tom Bontems
	Chairman and CFO	Chief Executive Officer

Exhibit 31.1

CERTIFICATION OF CHAIRMAN
AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Sun, Xin, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of Universal Fog, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods present in this report, except as otherwise noted in Item 4(A);

4.
The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13-a-15(f) and 15d-15(f)) for the registrant and have:

a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared, except as otherwise noted in Item 4(A);

b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, except as otherwise noted in Item 4(A);

c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation, except as otherwise noted in Item 4(A); and

d)
Disclosed in this report any change in the registrant’s internal control over financing reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting, except as otherwise noted in Item 4(A); and

5.
The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Dated: August 14, 2008

/s/Sun, Xin Sun, Xin Chairman, Chief Financial Officer and Principal Accounting Officer

Exhibit 31.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Tom Bontems, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of Universal Fog, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods present in this report, except as otherwise noted in Item 4(A);

4.
The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13-a-15(f) and 15d-15(f)) for the registrant and have:

a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared, except as otherwise noted in Item 4(A);

b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, except as otherwise noted in Item 4(A);

c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation, except as otherwise noted in Item 4(A); and

d)
Disclosed in this report any change in the registrant’s internal control over financing reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting, except as otherwise noted in Item 4(A); and

5.
The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Dated: August 14, 2008

/s/ Tom Bontems Tom Bontems Chief Executive Officer

Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report On Form 10-Q of Universal Fog Inc. for the quarter ended June 30, 2008, I, Sun, Xin, Chairman and Chief Financial Officer of Universal Fog Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.
Such Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, except as otherwise noted in Item 4(A); and

2.
The information contained in such Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, fairly presents, in all material respects, the financial condition and results of operations of Universal Fog Inc., except as otherwise noted in Item 4(A).

By:	/s/ Sun, Xin Sun, Xin Chairman Chief Financial Officer and Principal Accounting Officer

Dated:	August 14, 2008

Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report On Form 10-Q of Universal Fog Inc. for the quarter ended June 30, 2008, I, Tom Bontems, Chief Executive Officer of Universal Fog Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.
Such Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, except as otherwise noted in Item 4(A); and

2.
The information contained in such Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, fairly presents, in all material respects, the financial condition and results of operations of Universal Fog Inc., except as otherwise noted in Item 4(A).

By:	/s/ Tom Bontems Tom Bontems Chief Executive Officer

Dated:	August 14, 2008